AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                                   MBIA INC.,

                             MBIA ACQUISITION, INC.

                                       and

                         1838 INVESTMENT ADVISORS, INC.



                            Dated as of June 19, 1998



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                                TABLE OF CONTENTS
                                                                            Page

                                    ARTICLE I

DEFINITIONS ............................................................      1

                                   ARTICLE II

                                   THE MERGER

Section 2.01.  The Merger ..............................................      6
Section 2.02.  Effective Time of Merger ................................      6
Section 2.03.  Certificate of Incorporation of Surviving Corporation ...      6
Section 2.04.  Bylaws of Surviving Corporation .........................      7
Section 2.05.  Directors and Officers of Surviving Corporation .........      7
Section 2.06.  The Closing .............................................      7
Section 2.07.  Conversion of Acquisition Common Stock ..................      7
Section 2.08.  Conversion of 1838 Common Stock .........................      7
Section 2.09.  Exchange of 1838 Certificates ...........................      7
Section 2.10.  Stock Transfer Books ....................................      8
Section 2.11.  Reorganization ..........................................      8
Section 2.12.  Nonsolicitation .........................................      8

                                   ARTICLE III

                                OTHER AGREEMENTS

Section 3.01.  Disclosure Schedule .....................................      9
Section 3.02.  Legal Conditions to Merger ..............................      9
Section 3.03.  Public Announcements ....................................      9

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF 1838

Section 4.01.  Ownership of Stock ......................................      10
Section 4.02.  Ownership of 1838, L.P ..................................      10
Section 4.03.  Existence, Good Standing and Authority ..................      10
Section 4.04.  Capital Stock ...........................................      10
Section 4.05.  Subsidiaries and Investments ............................      11
Section 4.06.  No Violation or Conflict ................................      11
Section 4.07.  Litigation ..............................................      11
Section 4.08.  Financial Statements ....................................      11
Section 4.09.  Title to Properties and Assets ..........................      11



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Section 4.10.  Existing Contracts ......................................      12
Section 4.11.  Contractual Defaults ....................................      12
Section 4.12.  Reserved ................................................      12
Section 4.13.  Insurance Policies ......................................      12
Section 4.14.  Employee Benefit Plans ..................................      12
Section 4.15.  Status ..................................................      14
Section 4.16.  Taxes ...................................................      14
Section 4.17.  Employee Matters ........................................      16
Section 4.18.  Credit Agreements .......................................      16
Section 4.19.  Record Books ............................................      16
Section 4.20.  MPCM Loan/Stockholder Distribution Obligations ..........      16
Section 4.21.  Accounts Receivable/Working Capital .....................      16
Section 4.22.  Customer Contracts ......................................      16
Section 4.23.  Affiliate and Insider Transactions ......................      17
Section 4.24.  Compliance With Laws ....................................      17
Section 4.25.  Absence of Certain Developments .........................      18
Section 4.26.  Material Adverse Change .................................      19
Section 4.27.  Bank Accounts and Powers of Attorney ....................      19
Section 4.28.  Broker's or Finder's Fees ...............................      19
Section 4.29.  Business Activities of 1838 .............................      19
Section 4.30.  Regulatory Documents ....................................      19
Section 4.31.  Ineligible Persons ......................................      20
Section 4.32.  Funds ...................................................      20
Section 4.33.  Investment Company Contracts ............................      20
Section 4.34.  Technology and Intellectual Property ....................      21
Section 4.35.  Year 2000 ...............................................      21
Section 4.36.  Redemption Agreement ....................................      21
Section 4.37.  Former Stockholders .....................................      21
Section 4.38.  Disclosure ..............................................      22

                                    ARTICLE V

                  REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                              MBIA AND ACQUISITION

Section 5.01.  Organization ............................................      22
Section 5.02.  Authorization; Enforceability ...........................      22
Section 5.03.  No Violation or Conflict ................................      22
Section 5.04.  Litigation ..............................................      22
Section 5.05.  Brokers .................................................      23
Section 5.06.  SEC Reports and Financial Statements ....................      23
Section 5.07.  Material Adverse Change .................................      23
Section 5.08.  MBIA Stock ..............................................      23
Section 5.09.  Capitalization ..........................................      23
Section 5.10.  Certain Tax-Related Matters .............................      23

                                       ii

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                                   ARTICLE VI

                                COVENANTS OF 1838

Section 6.01.  Conduct of Business of 1838 .............................      24
Section 6.02.  Approval by Investment Company Contract Clients .........      25
Section 6.03.  Approval by Investment Advisory Contract Clients ........      26
Section 6.04.  Insurance ...............................................      26
Section 6.05.  Maintenance of Records ..................................      26
Section 6.06.  Full Access .............................................      26
Section 6.07.  Exclusivity .............................................      26
Section 6.08.  Accounting Matters ......................................      27

                                   ARTICLE VII

                           CONDITIONS PRECEDENT TO THE
                       OBLIGATIONS OF MBIA AND ACQUISITION

Section 7.01.  No Material Adverse Change ..............................      27
Section 7.02.  Compliance with Agreement ...............................      27
Section 7.03.  Hart Scott Rodino, Act ..................................      27
Section 7.04.  Pooling Opinion .........................................      27
Section 7.05.  1838 Stockholder Approval ...............................      27
Section 7.06.  1838 Opinion Letter .....................................      27
Section 7.07.  Approval by 1838, L.P.'s Clients ........................      27
Section 7.08.  No Litigation ...........................................      28
Section 7.09.  Representations and Warranties Accurate .................      28
Section 7.10.  Officer's Certificate ...................................      28
Section 7.11.  Employment of Key Employees .............................      28
Section 7.12.  No Adverse Claims .......................................      28
Section 7.13.  Additional Documentation ................................      28
Section 7.14.  Approval by Board .......................................      28
Section 7.15.  Joint Advisory Agreement ................................      28
Section 7.16.  Purchase of Minority Interest ...........................      28
Section 7.17.  MBIA Common Stock Price .................................      28
Section 7.18.  Final Disclosure Schedule ...............................      29

                                  ARTICLE VIII


                 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF 1838
                            AND THE 1838 STOCKHOLDERS

Section 8.01.  Compliance With Agreement ...............................      29
Section 8.02.  Proceedings and Instruments Satisfactory ................      29
Section 8.03.  No Litigation ...........................................      29
Section 8.04.  Representations and Warranties of MBIA and Acquisition ..      29
Section 8.05.  MBIA Opinion Letter .....................................      29

                                       iii

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Section 8.06.  Approvals ...............................................      29
Section 8.07.  No Material Adverse Change ..............................      29
Section 8.08.  MBIA Common Stock Price .................................      30
Section 8.09.  Hart-Scott-Rodino .......................................      30
Section 8.1O.  Stockholder Approval ....................................      30

                                   ARTICLE IX

                                 INDEMNIFICATION

Section 9.01.  Indemnification by 1838 Stockholders ....................      30
Section 9.02.  Limitation of Indemnification ...........................      30
Section 9.03.  Procedure for Indemnification-Third Parties .............      31
Section 9.04.  Procedures for Claims by Indemnified Parties ............      32
Section 9.05.  Indemnification by MBIA .................................      32
Section 9.06.  Exclusive Remedies ......................................      33

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.01. Survival of Representations, Warranties and Covenants ...      33
Section 10.02. Entire Agreement; Amendment .............................      34
Section 10.03. Expenses ................................................      34
Section 10.04. Governing Law ...........................................      34
Section 10.05. Assignment ..............................................      34
Section 10.06. Notices .................................................      34
Section 10.07. Counterparts; Headings ..................................      35
Section 10.08. Interpretation ..........................................      35
Section 10.09. Severability ............................................      35
Section 10.10. Further Assurances ......................................      35
Section 10.11. Waivers .................................................      35
Section 10.12. Successors In Interest ..................................      36
Section 10.13. ACKNOWLEDGEMENT BY 1838 STOCKHOLDERS ....................      36

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER is made as of this day of June 19th, 1998 by and among MBIA INC. ("MBIA"), 1838 INVESTMENT ADVISORS, INC. ("1838") and MBIA ACQUISITION, INC. ("Acquisition").

                                    RECITALS

     WHEREAS, 1838 is a Delaware corporation whose sole business activity is the management and holding of its partnership interest in 1838 Investment Advisors, L.P. ("1838, L.P."); and

     WHEREAS, 1838, L.P. is a Delaware limited partnership engaged in the business of providing investment advice and related services (the "Business Activities"); and

     WHEREAS, the stockholders of 1838 (the "1838 Stockholders") own 558,200 shares of common stock of 1838 (the "1838 Common Stock"); and

     WHEREAS, it is the intention of the parties hereto that, upon effectuation of the Merger contemplated by this Agreement, that MBIA shall own all of the outstanding shares of the 1838 Common Stock; and

     WHEREAS, the respective Boards of Directors of MBIA, 1838 and Acquisition have (a) determined that the merger of Acquisition with and into 1838 (the "Merger") pursuant to, and subject to all of the terms and conditions of, this Agreement is advisable, fair and in the best interests of MBIA, 1838 and Acquisition and their respective stockholders and (b) approved the Merger, this Agreement and the transactions contemplated by this Agreement; and

     WHEREAS, the respective Board of Directors of 1838 and Acquisition have resolved that this Agreement and the Merger be submitted to their respective stockholders for approval; and

     WHEREAS, all of the 1838 Stockholders have approved by execution and delivery of the Selling Stockholder Letter and MBIA as the sole stockholder of Acquisition (the "Acquisition Stockholder") has approved, by written consent, the terms of the Merger as set forth herein; and

     NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

                                    ARTICLE I

                                   DEFINITIONS

     When used in this Agreement, the following terms shall have the meanings specified:

     "Acquisition" shall mean MBIA Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of MBIA.

     "Acquisition Stockholder" shall mean MBIA.

     "Advisers Act" shall mean the Investment Advisers Act of 1940, as amended, and the rules and regulations issued by the SEC thereunder.

     "Agreement" shall mean this Agreement and Plan of Merger, together with the Exhibits attached hereto and together with the Disclosure Schedule

     "Articles of Merger" shall mean Articles of Merger in a form approved for filing with the Delaware Department of State which shall have the executed Plan of Merger attached thereto.

     "Brown" shall mean W. Thacher Brown as the President/Chief Executive Officer of 1838 and as the representative of the 1838 Stockholders.

     "Business Activities" shall have the meaning set forth in the Recitals hereto.

     "Closing Date" shall mean July 31, 1998 or such other date as may be mutually agreed upon by the parties.

     "Code" shall mean the Internal Revenue Code of 1986, as the same may be in effect from time to time.

     "Customer  Contracts"  shall have the  meaning  set forth in  Section  4.22 hereof,

     "Disclosure Schedule" shall mean the Disclosure Schedule, a form of which is attached to this Agreement which shall be delivered to MBIA in accordance with the terms of Section 3.01 of this Agreement.

     "Effective Time of Merger" shall have the meaning set forth in Section 2.02 hereof.

     "1838" shall mean 1838 Investment Advisors, Inc., a Delaware corporation.

     "1838 Common Stock" or "Stock" shall mean all of the issued and outstanding shares of common stock of 1838.

     "1838 Counsel Opinion" shall mean an opinion of counsel to 1838 in form and substance reasonably acceptable to N4BIA.

     "1838, L.P." shall mean 1838 Investment Advisors, L.P., a Delaware limited partnership.

     "1838, L.P. EBITDA" shall mean the 1838, L.P. earnings before interest, taxes, depreciation and amortization.

     "1838, L.P. Material Adverse Effect" shall mean any event, condition or fact which is, or reasonably may be expected to be, materially adverse to the financial condition, properties, business or results of operations of 1838, L.P. when considered in their entirety; provided, however, that the foregoing shall not include general economic or market conditions.

     "1838, L.P. Partnership Interests" shall mean all of 1838's right, title and interest in 1838, L.P.

     "1838 Stockholders" shall mean all of the holders of 1838 Common Stock on the Closing Date, as set forth on Exhibit A.

     "Employee Benefit Plans" shall mean any pension plan, profit-sharing plan, bonus plan, incentive compensation plan, stock ownership plan, stock purchase plan, stock option plan, stock appreciation plan, employee benefit plan, employee benefit policy, retirement plan, fringe benefit program, insurance plan, severance plan, disability plan, health care plan, sick leave plan, death benefit plan or any other plan or program to provide retirement income, fringe benefits or other benefits to former or current employees of 1838, L.P.

     "Environmental Laws" shall mean any federal, state or local statute, law, rule, regulation, ordinance, code, permit or policy relating to Hazardous Materials, environmental matters or the protection of public health and safety.

     "ERISA' shall mean the Employee Retirement Income Security Act of 1974, as the same may be in effect from time to time, and all rules and regulations issued pursuant thereto.

     "Excess Working Capital" shall mean the amount by which the current assets of 1838, L.P. exceed its current liabilities as those amounts are determined in accordance with GAAP; provided, however, current liabilities shall not be deemed to include any portion of the MPCM Loan or the Stockholder Distribution Obligations, regardless of its classification under GAAP.

     "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

     "Fiscal Year" shall mean 1838's fiscal year, which is the calendar year.

     "Fund" shall mean a registered investment company or series thereof to which 1838, L.P. provides advisory or subadvisory services.

     "GAAP" shall mean generally accepted accounting principles consistently applied.

     "Hazardous Materials" means any substance that (a) requires investigation, removal or remediation under any Environmental Law, (b) is defined or identified as a "hazardous waste" or "hazardous substance" under any Environmental Law or
(c) is toxic, explosive, corrosive, flammable, carcinogenic or otherwise hazardous.

     "Investment Advisory Contract" shall mean any investment advisory agreement entered into by 1838, L.P. for the purpose of providing investment advisory services to a client which is not a registered investment company or series thereof.

     "Investment Company Act" shall mean the Investment Company Act of 1940, as amended and the rules and regulations of the SEC thereunder.

     "Investment Company Contract" shall mean an investment advisory agreement entered into by 1838, L.P. for the purpose of providing investment advisory or subadvisory services to a registered investment company or series thereof

     "Joint Advisory Agreement" shall mean the Joint Advisory and Marketing Agreement by and among 1838, 1838, L.P. and MPCM and dated September 30, 1994.

     "Key Employees" shall mean W. Thacher Brown, John Springrose and George W. Gephart.

     "Knowledge of 1838" shall mean the actual knowledge of Brown, John J. McElroy HI or George W. Gephart, Jr.

     "Knowledge of MBIA" shall mean the actual knowledge of Gary Dunton, Peggy Garfunkel, James O'Keefe, Clifford Corso, Robert Ohanesian, Jeffrey Kostiw, Richard Walz and Pauline Cullen.

     "Law" shall mean any common law and federal, state, local or other law, rule, regulation or governmental requirement of any kind, and the rules, regulations and orders promulgated thereunder by any regulatory agencies or other Persons.

     "Lien" shall mean, with respect to any asset: (a) any mortgage, pledge, lien, charge, claim, restriction, reservation, condition, easement, covenant, lease, encroachment, title defect, imposition, security interest or other encumbrance of any kind; and (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

     "Limited Partnership Agreement" shall mean the Agreement of Limited Partnership of 1838, L.P. as amended and restated as of September 30, 1994 and as further amended through May 15,1998.

     "MBIA" shall mean MBIA Inc.

     "MBIA Common Stock" shall mean shares of the common stock, $1.00 par value, of MBIA Inc. to be exchanged for 1838 Common Stock pursuant to Section 2.08 hereof.

     "MBIA Counsel Opinion" shall mean an opinion of counsel to MBIA. in form and substance reasonably acceptable to 1 83 8.

     "MBIA Material Adverse Effect" shall mean any event, condition or fact which is, or reasonably may be expected to be, materially adverse to the financial condition, properties, business or results of operations of MBIA when considered in their entirety; provided, however, that the foregoing shall not include general economic or market conditions.

     "Merger" shall mean the merger of Acquisition with and into 1838 pursuant to this Agreement.

     "MPCM" shall mean MeesPierson Capital Management, Inc.

     "MPCM Loan" shall mean an obligation of 1838, L.P. in the original principal amount of $12,000,000, the proceeds of which were used to acquire the 1838, L.P. partnership interests of MPCM.

     "Multiemployer Plan" has the meaning given in ERISA Section 3(37)(A).

     "Organizational Documents" means (a) Certificate of Incorporation, bylaws and stockholders agreements of a corporation; (b) the limited partnership agreement and the certificate of limited partnership of a limited partnership;
(c) any charter or similar document adopted or filed in connection with the creation, formation or organization of any entity; and (d) any amendment to any of the foregoing.

     "PBGC' shall mean the Pension Benefit Guaranty Corporation, or any successor thereto. "Pension Plan" has the meaning in ERISA Section 3(2)(A).

     "Permits" shall mean all material licenses, pen-nits, approvals, franchises, qualifications, certificates of convenience and necessity, permissions, agreements, rate and other orders and governmental authorizations required for the conduct of the business of 1838.

     "Person" shall mean a natural person, corporation, trust, partnership, governmental entity, agency or branch or department thereof, or any other legal entity.

     "Plan of Merger" shall mean the Plan of Merger between 1838 and Acquisition in substantially the form of Exhibit D attached to this Agreement.

     "Redemption Agreement" shall mean the 1838 Investment Advisors, L.P. Redemption and Amendment Agreement dated as of May 15, 1998 among 1838,1838, L.P. and MPCM.

     "Regulatory Documents" shall mean all reports, registration statements and other documents, together with amendments, required by any governmental agency or authority.

     "SEC' shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Securities Laws" shall mean all applicable federal and state securities laws and the rules and regulations issued thereunder.

     "Selling Stockholder Letter" shall mean the letter to be delivered by the 1838 Stockholders in the form of Exhibit G hereto.

     "Stockholder Distribution Obligation" shall mean, collectively, any declared obligation of 1838, L.P. to distribute partnership earnings to 1838 and any declared obligation of 1838 to dividend corporate income to the 1838 Stockholders.

     "Stockholders' Agreement" shall mean the Stockholders' Agreement dated September 30, 1994 by and among 1838 and the stockholders named therein, including all amendments thereto.

     "Tax" shall mean any federal and Commonwealth of Pennsylvania (including its local governments) income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code ss. 59A), customs duties, capital stock, franchise, profits, withholding, social security (other similar), unemployment disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

     "Tax Return" shall mean any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto and including any amendment thereof.

     "Welfare  Plan"  shall have the meaning  set forth in ERISA  Section  3(l).

                                   ARTICLE II

                                   THE MERGER

     Section 2.01. The Merger. This Agreement provides for the merger of Acquisition with and into 1838, whereby each outstanding share of 1838 Common Stock will be converted into shares of MBIA Common Stock as described in this Agreement. As of the Effective Time of Merger, Acquisition will be merged with and into 1838, which shall be the surviving corporation in the Merger (the "Surviving Corporation") and shall continue to be governed by the Laws of the State of Delaware as a wholly-owned subsidiary of MBIA, and the separate existence of Acquisition shall thereupon cease. The Merger shall be pursuant to the provisions of, and shall be with the effects provided in, the Delaware General Corporation Law and any other applicable law.

     Section 2.02. Effective Time of Merger. The consummation of the Merger shall be effected on the Closing Date or as soon thereafter as all of the conditions to the Merger have been satisfied or waived. The Merger shall become effective as of the close of business on the date of the filing of the Articles of Merger with the Delaware Department of State. The date and time on which the Merger shall become effective is referred to in this Agreement as the "Effective Time of Merger."

     Section 2.03. Certificate of Incorporation of Surviving Corporation. The Certificate of Incorporation of Acquisition as in effect immediately prior to the Effective Time of Merger shall be the Certificate of Incorporation of the Surviving Corporation until amended in accordance with Law.

     Section 2.04. Bylaws of Surviving Corporation. The Bylaws of 183 8 as in effect immediately prior to the Effective Time of Merger as amended at the Effective Time of Merger (the "Amended Bylaws") shall be the Bylaws of the Surviving Corporation until amended in accordance with Law.

     Section 2.05. Directors and Officers of Surviving Corporation. The duly qualified and acting directors and officers of Acquisition immediately prior to the Effective Time of Merger shall be the directors and officers of the Surviving Corporation, to hold office as provided in the Bylaws of the Surviving Corporation until replaced in accordance with the Amended Bylaws.

     Section 2.06. The Closing.  Immediately prior to the filings referred to by
Section 2.02 hereof, a closing of the transactions contemplated by this Agreement shall take place at the offices of Drinker, Biddle & Reath, Suite 300, 1000 Westlakes Drive, Berwyn, Pennsylvania at 10:00 a.m. local time on the Closing Date for the purpose of confirming the satisfaction of or, if permissible, waiver of the conditions set forth in Sections 7 and 8.

     Section 2.07. Conversion of Acquisition Common Stock. At the Effective Time of Merger, and without any action on the part of the holders thereof, each share of common stock of Acquisition issued and outstanding at the Effective Time of Merger shall be converted into one share of 1838 Common Stock.

     Section 2.08. Conversion of 1838 Common Stock.

          (a) Conversion. At the Effective Time of Merger, and without any action on the part of the holders thereof, each share of 1838 Common Stock issued and outstanding at the Effective Time of Merger shall be converted into 2.134 shares of MBIA Common Stock (the "Exchange Ratio") on the terms and conditions set forth in this Agreement.

          (b) Fractional Interests. No fractional interests in MBIA Common Stock shall be issued in connection with the Merger. If the Exchange Ratio results in a fractional share of MBIA Common Stock due to an 1838
     Stockholder, then such stockholder shall receive, in lieu of such fractional interests, cash (without interest) in an amount equal to the product of such fractional part of a share of MBIA Common Stock multiplied by the market price of MBIA Common Stock at the end of the second trading day prior to the Closing Date as reported by the New York Stock Exchange, rounded down to the nearest cent.

          (c) Notwithstanding the foregoing, if between the date of this Agreement and the Effective Time the outstanding shares of 1838 Common Stock or MBIA Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the Exchange Ratio shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, split, combination or exchange of shares.

     Section 2.09. Exchange of 1838 Certificates

          (a) Exchange Agent. As of the Effective Time of Merger, MBIA shall act as exchange agent, or shall designate a bank or trust company to act as exchange agent (in either case, the "Exchange Agent") for the benefit of the 1838 Stockholders. MBIA shall make available to the Exchange Agent, immediately prior to the Effective Time, certificates representing the shares of MBIA Common Stock issuable in exchange for the 1838 Common Stock.

          (b) Exchange of Shares. On the Effective Time of Merger, the 1838 Stockholders shall surrender to the Exchange Agent the certificates which, immediately prior to the Effective Time of Merger, represented outstanding shares of 1838 Common Stock (the "1838 Certificates"), Upon surrender of an 1838 Certificate for cancellation to the Exchange Agent, together with such other documents as the Exchange Agent may reasonably require, the holder of such 1838 Certificate shall receive in exchange therefor a certificate representing that number of whole shares of MBIA Common Stock and any payment for fractional interests to which such holder is entitled in respect of such 1838 Certificate pursuant to the provisions of Section 2.08 above and the 1838 Certificate so surrendered shall forthwith be canceled.

          (c) No Further Rights in 1838 Common Stock. All shares of MBIA Common Stock issued upon conversion of the 1838 Common Stock in accordance with the terms of this Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to the 1838 Common Stock.

     Section 2. 1 0. Stock Transfer Books. From and after the Effective Time of Merger, the holders of 1838 Certificates outstanding immediately prior to the Effective Time of Merger shall cease to have any rights with respect to such shares of 1838 Common Stock except as otherwise provided in this Agreement or by Law.

     Section 2.1 1. Reorganization. The parties intend that this Agreement be a plan of reorganization within the meaning of Section 368(a) of the Code and that the Merger be a tax-free reorganization under Section 368(a) of the Code. The 1838 Stockholders shall obtain such opinions and approvals from their tax advisors as they deem appropriate regarding the compliance of the terms of the Merger with Section 368(a) of the Code.

     Section 2.12. Nonsolicitation. As an inducement to MBIA to enter into this Agreement, the 1838 Stockholders set forth on Exhibit A-1 hereto (the "Nonsoliciting Stockholders") agree to abide by the provisions of the nonsolicitation agreement set forth in subsection (a) for a period of two (2) years after the Closing Date.

          (a) Covenants. Each Nonsoliciting Stockholder agrees that he/she will not (i) contact any person who was a client or who was employed by a client of 1838 or 1838, L.P. regarding his/her ability to perform investment, management and financial services for them except on behalf of 1838 or 1838, L.P. or (ii) enter into contracts with a client of 1838 or 1838, L.P. to provide services similar to those performed by the Nonsoliciting Stockholder on behalf of 1838 and/or 1838, L.P., regardless of whether the Nonsoliciting Stockholder solicited the business of such client.

          (b) Penalties. In the event that a Nonsoliciting Stockholder violates the terms of the covenant set out in subsection (a), any one or more of the following penalties shall be enforced against him or her:

               (i) Disgorgement. If a Nonsoliciting Stockholder violates the covenant, then 1838 and/or 1838, L.P. is entitled to an accounting and payment of all profits which the stockholder has realized as a result of such violation(s); and

               (ii) Any remedies available at law and equity including, without limitation, injunctive relief

                                   ARTICLE III

                                OTHER AGREEMENTS

     Section 3.01. Disclosure Schedule. Not less than one (1) business day prior to its execution of this Agreement, 1838 shall deliver to MBIA a preliminary Disclosure Schedule in the form attached hereto. Not less than three (3) Business Days prior to the Closing Date, 1838 will deliver to M13IA a final Disclosure Schedule and shall deliver, on the Closing Date, a certificate dated as of the Closing Date and signed by Brown as President and Chief Executive Officer of 1838 stating that, except as set forth in the Certificate, the final Disclosure Schedule is true and accurate as of the Closing Date.

     Section 3.02. Legal Conditions to Merger. Each party to this Agreement will
(a) take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the Merger; (b) promptly cooperate with and furnish information to the other parties in connection with any such requirements imposed upon any of them in connection with the Merger; and (c) take all reasonable actions necessary to obtain (and will cooperate with the other parties in obtaining) any consent, authorization, order or approval of, or any exemption by, any governmental entity or other public or private Person, required to be obtained or made by the parties to this Agreement in connection with the Merger or the taking of any action contemplated thereby or by this Agreement.

     Section 3.03. Public Announcements. Subject to each party's disclosure obligations imposed by Law, 1838, the 1838 Stockholders, Acquisition and MBIA will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement or any of the transactions contemplated hereby and, except as may be required by law, shall not issue any public announcement or statement with respect thereto prior to consultation with the other parties.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF 1838

     1838 and the 1838 Stockholders make the following representations and warranties to MBIA, all of which shall be true as of the date of this Agreement and the Closing Date:

     Section 4.01. Ownership of Stock The 1838 Stockholders are the lawful owners of the Stock which constitutes 100% of the outstanding common stock of 1838, free and clear of all liens, encumbrances, restrictions and claims of every kind (except for the Stockholders Agreement). The schedule of the 1838 Stockholders and the percentage of Stock owned by each of them set forth on Exhibit A hereto is complete and accurate in all respects. All of the issued and outstanding shares have been duly authorized and are validly issued, fully paid and nonassessable. There are no outstanding or authorized option, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other contracts or commitments that could require 1838 to issue, sell or otherwise cause to become outstanding any of the Stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to 1838. There are no liens, encumbrances or other restrictions, contractual or otherwise, which could serve to restrict the transfer or acquisition of the Stock.

     Section 4.02. Ownership of 1838, L.P. 1838 owns 99.33 percent of the 1838, L.P. partnership interests and all of the partnership interests of 1838, L.P. are held by 1838 and W. Thacher Brown. The 1838 Stockholders have no right, title, interest or claim in or against the 1838, L.P. partnership interests or any of the assets of 1838, L.P. Except as set forth on the Disclosure Schedule, the 1838, L.P. Partnership Interests are free and clear of all liens, encumbrances, restrictions and claims of any kind and 1838 has not entered into any agreements, written or oral, regarding the sale or encumbrance of the 1838, L.P. Partnership Interests. Except as set forth in the Stockholders' Agreement and the Disclosure Schedule, neither the 1838 Stockholders nor 1838 is a party to any agreement the terms of which prohibit the 1838 Stockholders from conveying the Stock and the 1838, L.P. Partnership Interests to MBIA, or which would cause an acceleration of any obligations of 1838 or 1838, L.P.

     Section 4.03. Existence, Good Standing and Authority. 1838 is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. 1838 has the power to own its property and to carry on its business as now being conducted. 1838 is duly qualified to do business in Pennsylvania, which is the only jurisdiction in which the character or location of the properties owned or leased by 1838 makes such qualification necessary. The execution, delivery and performance of this Agreement by 1838 and all of the documents and instruments required by this Agreement to be executed by 1838 are within the corporate power of 1838 and have been duly authorized by the Board of Directors. 1838, L.P. is a Delaware limited partnership, governed by the provisions of the Delaware Revised Uniform Limited Partnership Act and has the power to own its property and carry on its business as now being conducted. To the extent required by applicable law, 1838, L.P. is qualified to do business in Pennsylvania. The Limited Partnership Agreement remains in full force and effect and has not been amended or modified. 1838 and W. Thacher Brown are the only partner's in 1838, L.P.

     Section 4.04. Capital Stock 1838 has an authorized capitalization consisting of 1,000,000 shares of common stock of which 558,200 shares are issued and outstanding. Such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of 1838, other than as contemplated by this Agreement and as set forth in the Stockholders Agreement.

     Section 4.05. Subsidiaries and Investments. Except with respect to the 1838, L.P. Partnership Interests, 1838 does not own directly or indirectly, any capital stock or other equity or proprietary interest in other corporations, partnerships, associations, trust, joint ventures or other entities. 1838, L.P. does not own, directly or indirectly, any capital stock or other equity or proprietary interest in any corporation, partnership, association, trust, joint venture or other entity except as set forth on the Disclosure Schedule.

     Section 4.06. No Violation or Conflict. Except as disclosed on the Disclosure Schedule, the execution, delivery and performance of this Agreement by 1838 Stockholders does not and will not conflict with or violate any Law, the Organizational Documents or any contract, agreement or lease of 1838 or 1838, L.P.

     Section 4.07. Litigation. Except as disclosed on the Disclosure Schedule, to the knowledge of 1838 there is no pending or threatened litigation or proceeding against or affecting 1838 or 1838, L.P. before any court, arbitrator or governmental department, board, agency or instrumentality; and there currently is no judgment, decree, order, writ, or injunction of any court, arbitrator or governmental department, board, agency or instrumentality pending against the 1838 or 1838, L.P.

     Section 4.08. Financial Statements. The financial statements for 1838 and 1838, L.P. listed on the Disclosure Schedule, each of which has previously been provided to MBIA (collectively referred to as the "Financial Statements"), have been prepared in accordance with generally accepted accounting principles ("GAAP"), in a manner consistently applied and present fairly the financial condition of 1838 and 1838, L.P. as of the date indicated, except as described in the Disclosure Schedule. Except as disclosed on the Disclosure Schedule, neither 1838 nor 1838, L.P. had any liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, and whether due or to become due, which would, individually or in the aggregate, have an 1838, L.P. Material Adverse Effect, and which are not reflected or reserved against in the Financial Statements as of the date of each of the Financial Statements. Neither 1838 nor 1838, L.P. have any liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, whether due or to become due, as of the Closing Date, except as disclosed on the Disclosure Schedule.

     Section 4.09. Title to Properties and Assets. Neither 1838 nor 1838, L.P. have ever owned or controlled any real property other than leased office space. 1838 and 1838, L.P. have good and marketable title to all of their personal property reflected on the Financial Statements and which is material to the business of 1838 and 1838, L.P., free and clear of all Liens or rights of third parties and all such property is in good and useable condition and complies in all material respects with all applicable laws, ordinances, codes, rules and regulations. All property and assets held by 1838 and 1838, L.P. under leases are held under-valid and enforceable leases, neither 1838 nor 1838, L.P. are in default under any such lease, each lease will continue in full force and effect immediately after the consummation of the transactions contemplated by this Agreement, and there is no material dispute between 1838 and/or 1838, L.P. and other parties to such leases or the owners of the leased property. Each item of furniture, fixtures and equipment with a book value in excess of $1,000 or lease payments in excess of $1,000 per month which are owned or leased by 1838 or 1838, L.P. on the Closing Date are set forth on the Disclosure Schedule.

     Section 4.10. Existing Contracts. Except as disclosed on the Disclosure Schedule, neither 1838 nor 1838, L.P. is a party to or bound by any written or oral (i) contract with any labor union, (ii) employment, agency, consulting or similar contract, (iii) lease, whether as lessor or lessee, with respect to any real or personal property that cannot be canceled by it without material cost or penalty upon six months' or less notice and involving a rent of more than $1,000 a month, (iv) material contract or commitment extending beyond six months from the date of this

Agreement (other than investment advisory agreements with clients), (v) contract or commitment involving more than $1,000 a month for other than the purchase of merchandise and supplies in the ordinary course of business (other than investment advisory agreements with clients), (vi) guaranty, suretyship, indemnification or contribution agreement, other than obligations, if any, of 1838 to indemnify its officers and directors in accordance with its Organizational Documents (vii) any agreement by 1838 or 1838, L.P. not to compete in any business or geographical area or (viii) other material contract not made in the ordinary course of business.

     Section 4.11. Contractual Defaults. Except as disclosed on the Disclosure Schedule, neither 183.8 nor 1838, L.P. is in default, and no event has occurred which, with the passage of time or the giving of notice, or both, will constitute a default on the part of 1838 or 1838, L.P., under any agreement, indenture, loan agreement or other instrument to which it is a party or by which it or any of its assets is bound or to which any of its assets is subject, except where such default would not have an 1838, L.P. Material Adverse Effect. All parties with whom 1838 and/or 1838, L.P. have material leases, agreements or contracts or who owe material obligations to 1838 and 1838, L.P. are in compliance therewith in all material respects.

     Section 4.12. Reserved.

     Section 4.13. Insurance Policies. The Disclosure Schedule sets forth a list of all of the insurance policies and bonds carried by or on behalf of 1838 and 1838, L.P. as of the Closing Date, all of which are currently in fall force and effect. To the knowledge of 1838, no application filed for such insurance policies and bonds contains any material misstatement of fact or fails to state any material fact which may adversely affect the insurance coverage provided. To the knowledge of 1838 after due inquiry of appropriate 1838, L.P. personnel, 1838 and 1838, L.P. have properly and adequately notified all such insurance carriers of any and all claims known to 1838 and 1838, L.P. with respect to the employees, operations and properties of 1838 and 1838, L.P. for which 1838 and 1838, L.P. are insured (and all such pending claims are set forth on the Disclosure Schedule) and has complied with all other material requirements and conditions of such policies and bonds.

     Section 4.14. Employee Benefit Plans. Except as set forth in the Disclosure
Schedule:

          (i) The Disclosure Schedule lists each Employee Benefit Plan that 1838 and/or 1838, L,P. maintains or to which 1838 and/or 1838, L.P. contributes.

               (A) Each such Employee Benefit Plan (and each related trust, insurance contract or fund) complies in form and in operation in all respects with the applicable requirements of ERISA, the Code and other applicable laws.

               (B) All required reports and descriptions (including Form 5500 Annual Reports, Summary Annual Reports, PBGCls and Summary Plan
          Descriptions) have been filed or distributed appropriately with respect to each such Employee Benefit Plan. The requirements of Part 6 of Subtitle B of Title I of ERISA and of Code ss.

          4980B have been met with respect to each such Employee Benefit Plan which is a Welfare Plan.

               (C) All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each such Employee Benefit Plan which is a Pension Plan. All premiums or other payments for all periods ending on or before the Closing Date have been paid with respect to each such Employee Benefit Plan which is a Welfare Plan.

               (D) Each such Employee Benefit Plan which is a Pension Plan meets the requirements of a "qualified plan" under Code ss. 401(a) and has received, within the last two years, a favorable determination letter from the Internal Revenue Service.

               (E) The market value of assets under each such  Employee  Benefit
          Plan which is a Pension Plan equals or exceeds the present value of all vested and nonvested liabilities thereunder determined in accordance with PBGC methods, factors and assumptions applicable to a Pension Plan terminating on the date for determination.

               (F) 1838 Stockholders has delivered to M131A correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan.

          (ii) With respect to each Employee Benefit Plan that 1838 and/or 1838, L.P. maintains or ever has maintained or to which any of them contributes, ever has contributed or ever has been required to contribute:

               (A) No such Employee Benefit Plan which is a Pension Plan has been completely or partially terminated or been the subject of a "reportable event" as defined in ERISA Section 4043 as to which notices would be required to be filed with the PBGC. No proceeding by the PBGC to terminate any such Pension Plan has been instituted or, to the best knowledge of the 1838 Stockholders, threatened.

               (B) There have been no "prohibited transactions" under Code ss. 4975(c) nor ERISA ss. 406 with respect to any such Employee Benefit Plan. No person or entity administering such Employee Benefit Plan has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any such Employee Benefit Plan. No action, suit, proceeding, hearing or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or, to the best knowledge of the 1838 Stockholders, threatened. The 1838 Stockholders have no knowledge of any basis for any such action, suit, proceeding, hearing or investigation.

               (C) Neither 1838 nor 1838, L.P. has incurred, and 1838 Stockholders have no reason to expect that 1838 or 1838, L.P. will incur any liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal liability) or under the Code with respect to any such Employee Benefit Plan which is a Pension Plan.

          (iii) Neither 1838 nor 1838, L.P. contributed to or ever has been required to contribute to any Multiemployer Plan or has any liability (including withdrawal liability) under any Multiemployer Plan.

          (iv) Neither 1838 nor 1838, L.P. maintains nor ever have maintained and neither 1838 nor 1838, L.P. have ever contributed to, or ever has been required to contribute to, any Welfare Plan providing medical, health or life or other welfare-type benefits for current or future retired or terminated employees, their spouses or their dependents,

     Section 4.15. Status. Except as disclosed on the Disclosure Schedule, to the knowledge of 1838, no act or default on the part of 1838 or 1838, L.P. has occurred which could result in the assessment of civil money penalties against 1838 or 1838, L.P., or which violates any federal or state law or regulation, and neither 1838 nor 1838, L.P. is currently subject to any regulatory order or agreement, or other regulatory action. 1838 and 1838, L.P. have filed all applications, reports, returns and filing information data with federal and state authorities and regulatory agencies as are required by federal or state law or regulations.

     Section 4.16. Taxes.

          (i) 1838 and 1838, L.P. have timely filed all federal Tax Returns that they were required to file and have filed all Tax Returns required by the Commonwealth of Pennsylvania and its local governments. All such Tax Returns were correct and complete in all respects. All Taxes owed by 1838 and 1838, L.P. (whether or not shown on any Tax Return) have been timely paid, Neither 1838 nor 1838, L.P. is currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where 1838 and 1838, L.P. do not file Tax Returns that the income of either 1838 or 1838, L.P. is subject to taxation by that jurisdiction. There are no security interests on any of the assets of 1838 or 1838, L.P. that arose in connection with any failure (or alleged failure) to pay any Tax.

          (ii) 1838 and 1838, L.P. have withheld and paid all Taxes required to have been withheld and paid in correction with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

          (iii) Neither 1838 nor 1838, L.P. expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax liability of 1838 or 1838, L.P. either (A) claimed or raised by any authority in writing or (B) as to which 1838 Stockholders have knowledge based upon personal contact with any agent of such authority. The Disclosure Schedule lists all federal, state, local and foreign income Tax Returns filed with respect to 1838 and 1838, L.P. for taxable periods ended on or after December 31, 1996, and indicates if any of those Tax Returns that have been audited or currently are the subject of audit. Neither 1838 nor 1838, L.P. have waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a tax assessment or deficiency.

          (iv) 1838 has not filed a consent under Code ss. 341(f) concerning collapsible corporation. 1838 has not made any payment, is not obligated to make any payments and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code ss. 280G. 1838 has not been a United States real property holding corporation within the meaning of Code ss. 897(c)(2) during the applicable period specified in Code ss. 897(c)(1)(A)(ii). 1838 is not a party to any Tax allocation or sharing agreement. 1838 (A) has not been a member of an affiliated group filing a consolidated federal income Tax Return and (B) has no liability for the Taxes of any other person or entity under Reg. ss. 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor, by contract or otherwise.

          (v) The Disclosure Schedule sets forth, as of the most recent practicable date, the basis of 1838 and 1838, L.P. in their assets and the amount of any net operating loss, net capital loss, unused tax credits or excess charitable contribution.

          (vi) Since its inception, 1838, L.P. has been properly treated as a partnership for tax purposes and no tax authority has ever asserted that it should not so be treated. Since its inception, the only partners of 1838, L.P. have been 1838, W. Thacher Brown, MPCM and Lambert Brussels Advisory Corporation. Since its inception, 1838 has been properly treated as an S-Corp. pursuant to a timely filed election and consent of stockholders, no taxing authority has ever asserted that it should not be so treated. Since its inception, 1838's only stockholders have been the 1838 Stockholders and the former stockholders set forth on Exhibit A.

     Section 4.17. Employee Matters. 1838 has no employees and has never had an employee. Except as disclosed on the Disclosure Schedule, to the knowledge of 1838 after due inquiry of appropriate 1838, L.P. personnel, there is no present or former employee of 1838, L.P. who has any claim against 1838 or 1838, L.P. (whether under Law or under any employee agreement, whether oral, written or implied) for any reason including, without limitation, on account of or for (i) overtime pay, other than overtime pay for the current payroll period; (h) wages or salaries, other than wages or salaries for the current payroll period; (iii) vacations, sick leave, time off or pay in lieu of vacation, sick leave or time off, other than vacation, sick leave or time off (or pay in lieu thereof) earned in the 12-month period immediately preceding the date of this Agreement, (iv) harassment or discrimination or (v) the Merger.

     Section 4.18. Credit Agreements. Except as disclosed on the Disclosure Statement and except for the MPCM Loan, n6ither 1838 nor 1838, L.P. is a party to or bound by any written or oral long-term debt agreement, credit agreement, sale-lease back agreement, revolving credit agreement, financing agreement or mortgage on real property, in which 1838 or 1838, L.P. is named the lender or the debtor (or mortgagor).

     Section 4.19. Record Books. Except as set forth in the Disclosure Schedule, the minute book and stock record book of 1838 are complete and correct in all material respects and record all material transactions required to be recorded under any and all applicable state and federal laws or regulations.

     Section 4.20. MPCM Loan/Stockholder Distribution Obligations. On the Closing Date, the sum of (i) the unpaid principal balance and accrued interest on the MPCM Loan and (ii) the Stockholder Distribution Obligations, shall not exceed fifteen million, seven hundred fifty-eight thousand four hundred forty-two dollars (SI 5,758,442)

     Section 4.21. Accounts Receivable/Working Capital. All accounts receivable -as reflected on 1838, L.P.'s books (the "Accounts Receivable") and records have been generated in the ordinary course of 1838, L.P.'s business. Not more than $250,000 of the Accounts Receivable are more than 90 days past due. No offset, claim of offset or claim of material liability on the part of 1838, L.P. has been asserted by any obligor with respect to the Accounts Receivable. As of the Closing Date, the Excess Working Capital for 1838, L.P. will not be less than three million dollars ($3,000,000).

     Section 4.22. Customer Contracts. As of the Closing Date, 1838, L.P. had in place the agreements with institutional clients set forth on the Disclosure Schedule (the "Customer Contracts"). 1838, L.P. has not received notice of intent to terminate (or materially reduce the scope of) any of the Customer Contracts, nor has 1838, L.P. sent notice to terminate (or materially reduce the scope of) any of the Customer Contracts, except as set forth on the Disclosure Schedule.

     Section 4.23. Affiliate and Insider Transactions. Except as disclosed in the Disclosure Schedule, neither the 1838 Stockholders nor any member of the immediate family of the 1838 Stockholders or any entity in which the 1838 Stockholders owns any beneficial interest (other than a publicly-held corporation) has any loan agreement, note or borrowing arrangement or, to the knowledge of 1838, any other agreement with 1938 or 1838, L.P. or any interest in any property, real, personal or mixed, tangible or intangible, used in or pertaining to the business of 1838 or 1838, L.P. For purposes of the preceding sentence, the members of the immediate family of the 1838 Stockholders will consist of the spouse, parents, children, siblings, and mothers-and fathers-in-law of such persons.

Section 4.24. Compliance With Laws.

     (a) Except as disclosed on the Disclosure Schedule, to the knowledge of 1838, 1838 and 1838, L.P. have complied in all material respects with all applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof which affect the business or any owned or leased properties of 1838 or 1838, L.P. and to which 1838 or 1838, L.P. may be subject (including without limitation Environmental Laws and the Occupational Safety and Health Act of 1970, or any other state or federal acts, including rules and regulations thereunder, regulating, or otherwise affecting employee health and safety or the environment); and there are no currently pending claims or notices by any such governments or agencies against 1838 or 1838, L.P. alleging a violation of any such law or regulation where such violation would have an 1838, L.P. Material Adverse Effect.

     (b) Except as disclosed in the Disclosure Schedule, to the knowledge of 1838, 1838 and 1838, L.P. each hold, and has at all times held, all Permits necessary for the lawful ownership and use of 1838, L.P.'s properties and assets and the conduct of their businesses under and pursuant to every, and has complied in all material respects with each, and is not default in any material respect under any applicable law relating to 1838, L.P. or any of its assets, properties or operations where such default would have an 1838, L.P. Material Adverse Effect. Neither 1838 nor 1838, L.P. knows of any outstanding violations by it of any of the above nor has received notice asserting any such violation by it. All Permits are valid and in good standing and are not subject to any suspension, modification or revocation or proceedings related thereto.

     (c) Except as disclosed in the Disclosure Schedule and except for normal examinations conducted by any governmental authority in the regular course of the business of 1838 or 1838, L.P., to the knowledge of 1838, no governmental authority has initiated any administrative proceeding or investigation into the business or operations of 1838, L.P. There is no unresolved violation or exception by any governmental authority with respect to any report or statement by any governmental authority relating to any examination of 1838 or 1838, L.P.

     (d) 1838 and 1838, L.P. have at all times maintained records which accurately reflect transactions in reasonable detail and accounting controls, policies and procedures sufficient to ensure that such transactions are recorded in a manner which permits the preparation of financial statements in accordance with GAAP and applicable regulatory accounting requirements.

     (e) All proxy statements to be prepared for use by the Funds in connection with the transactions contemplated by this Agreement (other than any information provided or to be provided by MBIA in writing relating to MBIA and its affiliates expressly for use in the proxy statements) will be accurate and complete and will not contain, at the times such proxy materials are furnished to the stockholders, or at the time of the meetings thereof, any untrue statements of a material fact, or omit to state any material fact required to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Section 4.25. Absence of Certain Developments. Except as set forth on the Disclosure Schedule or the Financial Statements, neither 1838 nor 1838, L.P. have since December 31, 1997:

          a. issued or sold any of its Stock, securities convertible into or exchangeable for Stock, warrants, options or other rights to acquire Stock, or any of its bonds or other securities other than the issuance of 27,200 additional shares of Stock as of January 1, 1998;

          b. redeemed or purchased, directly or indirectly, any shares of its Stock or declared or paid any dividends or distributions with respect to any shares of Stock;

          c. borrowed any amount or incurred or become subject to any material liability, except accounts payable incurred in the ordinary course of business and the MPCM Loan;

          d. discharged or satisfied any material lien or encumbrance on its properties or assets or paid any material liability, other than in the ordinary course of business;

          e. mortgaged, pledged or subjected to any lien or other encumbrance, any of its assets except in the ordinary course of business, liens and encumbrances for current property taxes not yet due and payable, liens and encumbrances which do not materially affect the value of, or interfere with the current use or ability to convey, the property subject hereto or affected thereby;

          f.  sold,  assigned  or  transferred   (including  without  limitation
     transfers to any employees, stockholders or affiliates of 1838, L.P.) any assets, except in the ordinary course of business;

          g. canceled any material debts or claims or waived any rights of material value, except in the ordinary course of business;

          h. except as previously disclosed to MBIA in writing, made or granted any bonus or any wage, salary or compensation increase to any director, officer or employee except as disclosed on the Disclosure Schedule;

          i. made or granted any increase in any Employee Benefit Plan or arrangement or amended or terminated any existing Employee Benefit Plan or arrangement or adopted any new Employee Benefit Plan or arrangement, except as required by law;

          j. made capital expenditures or commitments therefor in excess of $200,000 in the aggregate;

          k. suffered any theft, damage, destruction or loss of or to any property or properties owned or used by 1838, L.P., whether or not covered by insurance, which would individually or in the aggregate have an 1838, L.P. Material Adverse Effect; or

          l. taken any other action or entered into any other material transaction or contract other than in the ordinary course of business.

     Section 4.26. Material Adverse Change. There has been no 183 8, L.P. Material Adverse Effect since December 31, 1997.

     Section 4.27. Bank Accounts and Powers of Attorney. Except as set forth in the Disclosure Schedule, 1838 (a) has no bank account or safe deposit box and
(b) has given no power of attorney to any person.

     Section 4.28. Broker's or Finder's Fees. No agent, broker, person or firm acting on behalf of the 1838 Stockholders, 1838 or 1838, L.P. is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

     Section 4.29. Business Activities of 1838. Since its inception, 1838 has not engaged in any business activities other than its participation in 1838, L.P.

     Section 4.30. Regulatory  Documents.  Except as set forth in the Disclosure
Schedule:

          (a) Since January 1, 1996, 1838 and 1838, L.P. have timely filed all reports, registration statements and other documents, together with any amendments required to be made with respect thereto, that were required to be filed with any governmental authority, including the SEC, and has paid all fees and assessments due and payable in connection therewith.

          (b) As of their respective dates, the Regulatory Documents of 1838 complied in all material respects with the requirements of applicable laws and none of 1838's or 1838, L.P.'s Regulatory Documents, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. 1838 has previously delivered or made available to MBIA a complete copy of each 1838's and 1838, L.P.'s Regulatory Documents filed with the SEC after January 1, 1996 and prior to the date hereof (including a Form ADV as in effect on the date hereof) and will deliver to MBIA promptly after the filing thereof a complete copy of each Regulatory Document filed with the SEC after the date hereof and prior to the Closing Date.

     Section 4.31. Ineligible Persons. Neither 1838 nor any "affiliated person" (as defined in the Investment Company Act) thereof, is ineligible pursuant to
Section 9(a) or 9(b) of the Investment Company Act to serve as an investment advisor (or in any other capacity contemplated by the Investment Company Act) to a registered investment company. Neither 1838 nor any "associated person" (as defined in the Advisers Act) thereof, is ineligible pursuant to Section 203 of the Advisers Act to serve as an investment adviser or as an associated person to a registered investment adviser. Neither 1838 nor any "associated person" (as defined in the Exchange Act) thereof, is ineligible pursuant to Section 15(b) of the Exchange Act to serve as a broker-dealer or as an associated person to a registered broker-dealer.

     Section 4.32. Funds.

          (a) The Disclosure Schedule sets forth a true, complete and correct list, as of the date hereof, of each Fund for which 1838, L.P. acts as investment advisor or subadvisor. Each Fund that is an entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate, trust or partnership power and authority to own its properties and to carry on its business as it is now conducted, and is qualified to do business in each jurisdiction where it is required to do so under applicable law, except where the failure to have such power, authority or qualification is not reasonably expected to have an 1838, L.P. Material Adverse Effect. Each Fund is, and at all times has been registered with the SEC as an Investment Company in accordance with the requirements of the Investment Company Act. In addition, shares of each Fund have been registered under the Securities Act of 1933, as amended, as required by that act and the rules and regulations issued by the SEC thereunder. Except with respect to the first sentence of this Section 4.32(a), the foregoing representations shall not be deemed applicable to any Funds for which 1838, L.P. acts as an investment subadvisor.

          (b) Except as set forth in the Disclosure Schedule, (i) the shares of each Fund have been duly and validly issued and are fully paid and nonassessable and the shares of each Fund are qualified for public offering and sale in each jurisdiction where offers are made to the extent required under applicable law; and (ii) to the extent within the control of 1838, L.P., each Fund has been operated since its organization and is currently operating in compliance in all material respects with applicable law.

     Section 4.33. Investment Company Contracts. Each Investment Company Contract subject to Section 15 of the Investment Company Act has been duly approved at all times in compliance in all material respects with Section 15 of the Investment Company Act and all other applicable laws. 1838, L.P. has performed its duties and obligations under each Investment Company Contract in accordance with the Investment Company Act and all other applicable laws, except for such failures of performance which, individually or in the aggregate, are not reasonably expected to have an 1838, L.P. Material Adverse Effect.

     Section 4.34. Technology and Intellectual Property

          (a) The Disclosure Schedule lists any (i) domestic and foreign registered trademarks and service marks, registered copyrights and patents,
     (ii) applications for registration of any of the foregoing and (iii) unregistered trademarks, service marks, trade names, logos and assumed names owned by 1838, L.P. and necessary to conduct the business of 1838, L.P.. The items, together with all other material trademarks, service marks, trade names, logos, assumed names, patents, copyrights, trade secrets, computer software, formulae, designs and inventions currently used in or necessary to conduct the business of 1838, L.P. constitute the "Intellectual Property."

          (b) 1838, L.P. owns all right, title and interest in and to the Intellectual Property listed on the Disclosure Schedule.

          (c) The Intellectual Property listed in the Disclosure Schedule, does not infringe any patent, copyright or trade secret of any third party and such Intellectual Property has not been forfeited to the public domain.

          (d) No claims have been asserted by any person or entity against 1838, L.P. that the use of the Intellectual Property listed on the Disclosure
     Schedule infringes upon the Intellectual Property rights of such person or entity and 1838 is not aware of any valid basis for such claim.

     Section 4.35. Year 2000. 1838 has caused 1838, L.P. to complete a thorough assessment of all of its operating and technology systems, including all software products and services utilized by 1838, L.P., for any risk that the Year 2000 will cause business disruption or operational failure. 1838 has set forth on the Disclosure Schedule any Year 2000 risks identified in that assessment and any remediation plans in place or contemplated to be put in place. To the knowledge of 1838 after due inquiry of appropriate 1838, L.P. personnel, all software owned by or licensed to 1838, L.P. is designed to be used prior to, during and after the calendar year 2000 A.D.

     Section 4.36. Redemption Agreement. The Redemption Agreement has been duly executed by all parties thereto and was effective to convey all right, title and interest of NTCM in the 1838 Partnership Interests to 1838. All amounts due to MPCM under the Redemption Agreement have been fully paid and all other material obligations of 1838 and 1838, L.P. thereunder have been performed. There are no amounts due to MPCM by 1838, L.P. and MPCM has been paid, or has released its rights with respect to, all past and future income of 1838, L.P.

     Section 4.37. Former Stockholders. Except as set forth in the Disclosure Schedule, there are no pending or, to the knowledge of 1838, threatened claims against 1838 or 1838, L.P. by former 1838 Stockholders.

     Section 4.38. Disclosure. The representations and warranties set forth in this Article IV do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article IV not misleading.

                                    ARTICLE V

                  REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                              MBIA AND ACQUISITION

     MBIA and Acquisition hereby represent, warrant and covenant to the 1838 Stockholders that:

     Section 5.01. Organization.

          (a) Organization. Each of MBIA and Acquisition is a corporation duly and validly organized and existing in good standing under the Laws of the state of its incorporation.

          (b) Corporate Power and Authority. Each of MBIA and Acquisition has full corporate power and authority and all Permits necessary to carry on its business as it is now conducted and to own, lease and operate its assets and properties.

     Section 5.02. Authorization; Enforceability. The execution, delivery and performance of this Agreement by MBIA and Acquisition and all of the documents and instruments required by this Agreement to be executed and delivered by MBIA and Acquisition (a) are within the corporate power of MBIA and Acquisition, (b) have been duly authorized by all necessary corporate action by MBIA and Acquisition and (c) do not require any approval of the stockholders of MBIA. This Agreement is, and the other documents and instruments required by this Agreement to be executed and delivered by MBIA and Acquisition will be, when executed and delivered by MBIA and Acquisition, the valid and binding obligations of MBIA and Acquisition, enforceable against MBIA and Acquisition in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws generally affecting the rights of creditors and subject to general equity principles. The MBIA Common Stock to be issued pursuant to this Agreement will be, when issued, duly authorized, validly issued and fully paid.

     Section 5.03. No Violation or Conflict. The execution, delivery and performance of this Agreement by MBIA and Acquisition do not and will not conflict with or violate any Law, the Organizational Documents of MBIA,. the Organizational Documents of Acquisition or any material contract or agreement to which MBIA or Acquisition is a party or by which either of them is bound.

     Section 5.04. Litigation. To the knowledge of MBIA, there are no actions, suits or proceedings against MBIA or Acquisition, or both, by any Person which question the validity, legality or propriety of the transactions contemplated by this Agreement.

     Section 5.05. Brokers. No agent, broker, person or firm acting on behalf of MBIA or Acquisition will be entitled to any brokers,' finders' or any similar fee in connection with the transactions contemplated by this Agreement except Berkshire Capital Corporation and Morgan Keegan & Co., Inc., the fees of whom shall be paid by MBIA.

     Section 5.06. SEC Reports and Financial Statements. MBIA has properly and timely filed with the SEC and has -made available to 1838, 1838, L.P. and the 1838 Stockholders true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it and its subsidiaries since January 1, 1997 (hereinafter referred to collectively, with all amendments, exhibits and schedules thereto, as the "MBIA SEC Documents"). As of their respective dates or, if amended, as of the date of the last such amendment, the MBIA SEC Documents (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied as to form in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. Each of the consolidated financial statements (including any related notes and schedules) included in the MBIA SEC Documents complies as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, has been prepared in accordance with GAAP (except as may be indicated in the notes thereto and except, in the case of unaudited interim financial statements, as permitted by Form 10-Q of the SEC) and fairly presents in all material respects the consolidated financial position and the consolidated results of operations and cash flows (and changes in financial position, if any) of MBIA and its consolidated subsidiaries as at the dated thereof or for the periods presented therein (subject, in the case of unaudited interim financial statements, to normal year-end adjustments). All material agreements, contracts and other documents required to be filed as exhibits to any of the MBIA SEC Documents have been so filed.

     Section 5.07. Material Adverse Change. There has been no MBIA Material Adverse Effect since December 31, 1997.

     Section 5.08. MBIA Stock The MBIA Common Stock to be issued pursuant to this Agreement will be, when issued, duly authorized, validly issued and fully paid.

     Section 5.09. Capitalization The authorized capital stock of MBIA consists of 200,000,000 shares of MBIA Common Stock and 10,000,000 shares of preferred stock, par value $1.00 per share. As of April 30, 1998 (i) 97,618,497 shares of MBIA Common Stock were issued and outstanding, (ii) no shares of MBIA Common Stock were held in the treasury of MBIA, (iii) options to acquire an aggregate of 3,909,798 shares of MBIA Common Stock were outstanding pursuant to MBIA's stock option plans and (iv) no shares of preferred stock were issued and outstanding. There have been no material changes to the capitalization of MBIA from April 30, 1998 through the date of this Agreement.

     Section 5.10. Certain Tax-Related Matters.

          (a) MBIA has no plan or intention to have or permit 1838 to issue additional shares of its stock after the Merger.

          (b) MBIA has no plan or intention to reacquire any of the shares of MBIA Common Stock issued in the Merger.

          (c) MBIA has no plan or intention to liquidate 1838; to merge 1838 with or into another corporation (aside from Acquisition); to sell or otherwise dispose of the stock of 1838 except for transfers of stock to corporations controlled by MBIA within the meaning of Code ss. 368(c); or to cause 1838 to sell or otherwise dispose of any of its assets, except for disposition made in the ordinary course of business or transfers of assets to a corporation controlled by 1838 within the meaning of Code ss. 368(c).

          (d) Following the Merger, MBIA shall cause 1838 to continue at least one significant historic business line of 1838, or use a significant portion of its historic business assets in a business, in each case within the meaning of Reg. ss. 1.368-1(d) of the Code.

                                   ARTICLE VI

                                COVENANTS OF 1838

     Section 6.01. Conduct of Business of 1838. During the period from the date of this Agreement and continuing through the Closing Date, except as expressly contemplated or permitted by this Agreement or with the prior written consent of MBIA, 1838 shall (a) carry on its and 1838, L.P.'s business in the ordinary course consistent with prudent business practice; (b) use its best efforts to preserve its present business organization and relationships; (c) use its best efforts to keep available the present services of 1838, L.P.'s employees and (d) use its best efforts to preserve its rights, franchises, goodwill and relations with 1838, L.P.'s customers and others with whom it conducts business.

     Without limiting the generality of the foregoing, except as expressly permitted by this Agreement or consented to in writing by MBIA, 1838 shall not:

               (i) create, renew, amend, terminate or cancel, or take any other action that may result in the creation, renewal, amendment, termination or cancellation of, any lease relating to furniture, fixtures and equipment or contracts to which it or 1838, L.P. is a party except in the ordinary course of business;

               (ii) take any action impairing its or 1838, L.P.'s rights in any contract or purchased asset other than in the ordinary course of business;

               (iii) purchase or lease or cause 1838, L.P. to purchase or lease any assets from, or sell or lease any assets to, any affiliate or seller,

               (iv) adopt, amend, renew or terminate any employee program, agreement, arrangement or policy between 1838, L.P. and one or more of its employees;

               (v) commit any act or omission which constitutes a breach or default under any contract or license to which it or 1838, L.P. is a party or by which it or any of its properties is bound the effect of which could reasonably be expected to cause an 1838, L.P. Material Adverse Effect;

               (vi) commit any act or omission which would materially violate any applicable law, statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to 1838 or 1838, L.P. or any of their properties, contracts or assets;

               (vii) on its own or 1838, L.P.'s behalf, waive any right or modify or amend any commitment, or incur an material debt or obligation, in each case other than in the ordinary course of business;

               (viii) guarantee or cause 1838, L.P. to guarantee any material debt or obligation of any Person;

               (ix) voluntarily divest 1838, L.P. of the management of any mutual fund or other assets currently under management;

               (x) cause 1838, L.P. to enter into any new line of business;

               (xi) cause 1838, L.P. to increase salary or compensation of any 1838, L.P, employees;

               (xii) acquire or agree to acquire in any manner, including by way of merger, consolidation, purchase of an equity interest or assets, any business or any corporation, partnership, association or other business organization or division thereof or cause 1838, L.P. to do the same; or

               (xiii) make or declare any distributions of 1838, L.P. or 1838 assets except that 1838, L.P. may distribute accumulated earnings to 1838, 1838 may dividend such amounts to the 1838 Stockholders and 1838, L.P. and 1838 may declare Stockholder Distribution Obligations provided, however, such distributions and/or declarations shall not cause the Excess Working Capital to be less than three million dollars ($3,000,000) on the Closing Date or cause a breach of Section 4.20 hereof

     Section 6.02. Approval by Investment Company Contract Clients.

          (a) 1838, L.P. will use its best efforts to obtain, as promptly as practicable, the approval of the Board of Directors and stockholders of each Fund, pursuant to the provisions of Section 15 of the Investment Company Act applicable thereto, of new Investment Company Contract reflecting MBIA's ownership of 1838 which provide for substantially identical services, at comparable costs, to the Funds to those in effect immediately prior to the Closing Date.

          (b) 1838, L.P. shall use its best efforts to assure, prior to the Closing Date, the satisfaction of the conditions set forth in Section 15(f) of the Investment Company Act with respect to each Fund.

     Section 6.03. Approval by Investment Advisory Contract Clients. The parties understand that the Merger will constitute an assignment, within the meaning of the Advisers Act of the Investment Advisory Contracts. 1838 agrees to cause 1838, L.P. to inform its advisory clients of the transactions contemplated by this Agreement and to use its best efforts to obtain the consent of its clients to the assignment of their advisory contracts. Pursuant to such efforts, 1838 will notify advisory clients of the Merger and the resulting assignment of their contracts and request that such clients furnish their written consent to the assignments. It is agreed that where clients fail to furnish written consent prior to the Effective Time of Merger, such non-responding clients will continue to receive advisory services in accordance with the terms of their respective contracts and that such non-responding clients will be deemed by the parties to have consented to the assignment where such client continues to accept such advisory services for at least 15 days after the Effective Time of Merger. Clients will be advised by 1838 of the foregoing treatment of their accounts in the event that they do not provide a response to the consent request. Where a client advisory contract prohibits an assignment or provides for termination of the contract upon assignments, 1838 agrees to use its best efforts to convince clients to enter into new advisory contract with 1838, L.P. prior to the Effective Time of Merger.

     Section 6.04. Insurance. 1838 will ensure that 1838, L.P. maintains in effect until the Closing Date all casualty and public liability policies maintained by 1838, L.P. on the date hereof, the purchased assets and the assumed liabilities, or will procure comparable replacement policies and maintain such replacement policies in effect until the Closing Date.

     Section 6.05. Maintenance of Records. Through the Closing Date, 1838, L.P. will maintain the records in the same manner and with the same care that the records have been maintained prior to the execution of this Agreement.

     Section 6.06. Full Access. 1838 will permit, and cause 1838, L.P. to permit representatives of MBIA to have fall access to all premises, properties, personnel, books, records (including tax and licensing records), contracts and documents of or pertaining to the 1838, L.P.

     Section 6.07. Exclusivity. Unless this Agreement shall be terminated by mutual consent of the parties hereto, neither 1838 nor the 1838 Stockholders will solicit, initiate or encourage the submission of any proposal or offer from any Person relating to the acquisition of the 1838 Common Stock or any substantial portion of the assets of 1838, L.P. (including any acquisition structured as a merger, consolidation or share exchange) or participate in any discussions or negotiations regarding any of the foregoing.

     Section 6.08. Accounting Matters. 1838 will use its best efforts to obtain a letter from Coopers & Lybrand LLP to the effect that 1838 is eligible to be acquired in a transaction to be accounted for using "pooling of interests" accounting treatment and will use its best efforts to avoid taking any action (other than actions contemplated by this Agreement) that would prevent MBIA from accounting for the business combination to be effected by the Merger as a pooling of interests.

                                   ARTICLE VII

                           CONDITIONS PRECEDENT TO THE
                       OBLIGATIONS OF MBIA AND ACQUISITION

     All of the agreements and obligations of MBIA under this Agreement are subject to the fulfillment, on or prior to the Closing Date, of the following conditions precedent, any or all of which may be waived in whole or in part in writing by MBIA:

     Section 7.01. No Material Adverse Change. No 1838, L.P. Material Adverse Effect shall have occurred.

     Section 7.02. Compliance with Agreement. 1838, 1838, L.P. and the 1838 Stockholders shall have performed and complied with all of the agreements, covenants and conditions required by this Agreement to be performed or complied with by them on or prior to the Closing Date, All documentation relating to the Merger shall be in form and substance acceptable to MBIA and, if applicable, MBIA's rating agencies.

     Section 7.03. Hart Scott Rodino Act. All necessary requirements of the Hart Scott Rodino Act shall have been complied with and any "waiting periods" applicable to the Merger and to the transactions described in this Agreement which are imposed by the Hart Scott Rodino

Act shall have expired prior to the Closing Date or shall have been terminated by the appropriate agency.

     Section 7.04. Pooling Opinion. MBIA shall have received a letter from Coopers & Lybrand LLP to the effect that no conditions exist that would preclude accounting for the Merger as a "pooling of interests" if consummated in accordance with this Agreement and such letter shall not have been withdrawn.

     Section 7.05. 1838 Stockholder Approval. All of the 1838 Stockholders shall have delivered a Selling Stockholder Letter and executed this Agreement.

     Section 7.06. 1838 Opinion Letter. MBIA shall have received the 1838 Counsel Opinion dated the Closing Date.

     Section 7.07. Approval by 1838, L.P. Is Clients. At least three (3) days prior to the Closing Date, 1838 must deliver documentation satisfactory to MBIA certifying that clients representing no more than fifteen percent (15%) of 1838, L.P.'s revenues as of March 31, 1998, shall have delivered notices of termination of their advisory contracts as a result of notices of the acquisition contemplated by this Agreement.

     Section 7.08. No Litigation. No court or governmental authority of competent jurisdiction shall have issued a permanent order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, and no person, firm, corporation or governmental agency which is not a party to this Agreement shall have instituted an action or proceeding seeking to restrain, enjoin or prohibit the consummation of the transactions contemplated by this Agreement.

     Section 7.09. Representations and Warranties Accurate. Subject to the final Disclosure Schedule and the certificate required by Section 3.01 above, the representations and warranties contained in this Agreement and the information in the Schedules and Exhibits hereto shall be true and accurate in all material respects, both on the date hereof and as of the Closing Date.

     Section 7.10. Officer's Certificate. 1838 shall have delivered to MBIA an officer's certificate on behalf of 1838 executed by Brown as President of 1838 certifying to the matters set forth in Section 7.09 above.

     Section 7.11. Employment of Key Employees. An employment agreement in form and substance acceptable to MBIA between 1838 (or MBIA Asset Management Corporation) and each of the Key Employees must be in full force and effect.

     Section 7.12. No Adverse Claims. There must not have been made or threatened by any entity or person any claim that such person or entity is the holder, beneficial holder or pledgee of any of the 1838 Stock or the 1838, L.P. Partnership Interests.

     Section 7.13. Additional Documentation. 1838 shall have delivered such additional documentation as may be reasonably requested by MBIA within a reasonable timeframe to further effectuate and/or evidence the transactions contemplated herein and compliance by 1838 and the 1838 Stockholders of their representations, warranties and obligations hereunder.

     Section 7.14. Approval by Board. Any material amendments or modifications of the terms of the Merger as contemplated by this Agreement must have been approved by the MBIA board of directors.

     Section 7.15. Joint Advisory Agreement. Except as set forth on the Disclosure Schedule, the Joint Advisory Agreement shall have been terminated with no remaining obligations of 1838 or 1838, L.P. to any party thereto.

     Section 7.16. Purchase of Minority Interest. 1838, MBIA or MBIA's designee shall have purchased, simultaneous with the Merger, all of the partnership interests of 1838, L.P. owned by Brown.

     Section 7.17. MBIA Common Stock Price. As of the end of the business day immediately preceding the Closing Date, the market price of MBIA Common Stock as reported by the New York Stock Exchange shall not be greater than $83.00 per share or less than $65.00 per share.

     Section 7.18. Final Disclosure Schedule. The final disclosure schedule and the officer's certificate delivered by 1838 pursuant to Section 3.01 hereof shall not contain any material additional liabilities or potential liabilities of 1838 or 1838, L.P.

                                  ARTICLE VIII

                 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF 1838
                            AND THE 1838 STOCKHOLDERS

     Each and every obligation of 1838 and the 1838 Stockholders to be performed on the Closing Date shall be subject to the satisfaction prior to or on the Closing Date of the following express conditions precedent:

     Section 8.01. Compliance With Agreement. MBIA and Acquisition shall have performed and complied in all material respects with all of their obligations under this Agreement which are to be performed or complied with by them prior to or on the Closing Date.

     Section 8.02. Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to the 1838 Stockholders, and MBIA and Acquisition shall have made available to the 1838 Stockholders for examination the originals or true and correct copies of all documents which the 1838 Stockholders may reasonably request in connection with the transactions contemplated by this Agreement.

     Section 8.03. No Litigation. No suit, action or other proceeding shall be pending before any court seeking an injunction or other restraint against the consummation of the transactions contemplated by this Agreement or seeking material damages or other material payments as a result of the consummation of the Merger.

     Section 8.04. Representations and Warranties of MBIA and Acquisition. The representations and warranties made by MBIA and Acquisition in this Agreement shall be true and correct in all material respects, both on the date hereof and as of the Closing Date.

     Section 8.05. MBIA Opinion Letter. MBIA shall have delivered to the 1838 Stockholders the MBIA Counsel Opinion dated the Closing Date.

     Section 8.06. Approvals. UBIA shall have obtained all approvals for the Merger as are required by its Organizational Documents and by applicable law.

     Section 8.07. No Material Adverse Change. No MBIA Material Adverse Effect shall have occurred.

     Section 8.08. MBIA Common Stock Price. As of the business day immediately preceding the Closing Date, the market price of MBIA Common Stock as reported by the New York Stock Exchange shall not be greater than $83.00 per share nor less than $65.00 per share.

     Section 8.09. Hart-Scott-Rodino. All necessary requirements of the Hart-Scott-Rodino Act shall have been complied with any "waiting periods" applicable to the Merger and the transactions described in this Agreement which are imposed by the Hart-Scott-Rodino Act shall have expired prior to the Closing Date or shall have been terminated by the appropriate agency.

     Section 8.10. Stockholder Approval. 1838 Stockholders not holding less than the percentage of 1838 Common Stock required under the Delaware General Corporation Law for approval of a merger shall have duly approved the terms of the Merger.

                                   ARTICLE IX

                                 INDEMNIFICATION

     Section 9.01. Indemnification by 1838 Stockholders. Each of the 1838 Stockholders (the "Indemnifying Parties") severally agrees to indemnify, defend and hold harmless MBIA, Acquisition, 1838 and 1838, L.P. (the "Indemnified
Parties")  for  any  loss,  liability,  claim,  obligation,   damage  (including
incidental and consequential damages), expense (including interest, penalties, reasonable attorneys' fees and the costs and disbursements thereof) or diminution in value (collectively, the "Damages"), arising from or in connection with:

          (a) any breach of any representation or warranty concerning 1838, 1838, L.P. and/or such 1838 Stockholder in this Agreement (including all Schedules and Exhibits hereto) or in any certificate or document delivered by 183 8 pursuant to this Agreement;

          (b) any breach or nonfulfillment of any covenant or obligation of 1838 and/or such 1838 Stockholder under this Agreement;

          (c) any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to MBIA concerning 1838, 1838, L.P. or such 1838 Stockholder hereunder;

          (d) any claims by MPCM against the Indemnified Parties arising from or relating to the Joint Advisory Agreement, the Limited Partnership Agreement or arising from or related to the redemption by MPCM of its 1838, L.P. Partnership Interests in 1838, L.P. pursuant to the Redemption Agreement.

     Section 9.02. Limitation of Indemnification. The Indemnifying Parties as a whole shall have no liability to the Indemnified Parties with respect to the matters described in subsections 9.01(a) through (d) above or any other provisions of this Agreement until the total of all Damages under those subsections exceeds three hundred thousand dollars ($300,000) and then only for the amount by which those Damages exceed three hundred thousand dollars ($300,000). The liability of each Indemnifying Party for Damages for which all Indemnifying Parties are liable shall be a pro rata share of the Damages determined by such Indemnifying Party's ownership of 1838 Common Stock on the Closing Date as set forth on Exhibit A hereto. The maximum liability under any circumstances for each Indemnifying Party shall be limited to an amount determined as the number of shares of MBIA Common Stock received by such Indemnifying Party in the Merger times thirty-seven dollars ($37.00).

     Section 9.03. Procedure for Indemnification-Third Parties.

          (a) In the case of any claim, other than a claim asserted by a third party, as to which indemnity may be sought by an Indemnified Party, notice shall be given by the Indemnified Party to the Indemnifying Parties.

          (b) Promptly after receipt by an Indemnified Party of any notice of the commencement of any claim, proceeding or action (a "Proceeding") by a third party to recover damages which would, if such action is successful, result in Indemnification Obligations under this Article IX, such Indemnified Party shall provide notice to the Indemnifying Parties of such Proceeding. The Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom, provided that (i) the Indemnifying Party shall make such election within ten (10) days after receipt of the notice of claim from the Indemnified Party, (ii) the counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, (iii) the Indemnified Party may participate in such defense at such Indemnified Party's expense, and (iv) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such omission has a material adverse effect on the Indemnifying Party's ability to defend against such claim.

          (c) Except with the prior written consent of the Indemnified parties, the Indemnifying Parties, in the defense of any such claim or litigation, shall not consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, (A) the Indemnified Party shall have the MI right to defend against any such claim or demand and shall be entitled to settle or agree to pay in full such claim or demand after fifteen (15) days prior written notice to the Indemnifying Parties; and (B) all legal and other expenses reasonably incurred by the Indemnified Party shall be home by the Indemnifying Party. Notwithstanding any other provision of this Section 9.03, in the event that the Indemnified Party shall in good faith determine that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnified Party, provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In any event, the Indemnified Parties and the Indemnifying Parties shall cooperate in the defense of any claim or litigation subject to this Section 9.03 and the records of each shall be available to the other with respect to such defense.

          (d) The Indemnifying Parties hereby appoint Brown as their agent for all notices, consultations and agreements required or permitted under this
     Article IX until such time as the Indemnified Parties shall be informed otherwise in writing, and agree to be bound by his actions and agreements as agent hereunder.

          (e) The Indemnified Parties hereby appoint MBIA as their agent for all notices, consultations and agreements required or permitted under this
     Article IX until such time as the Indemnifying Parties shall be informed otherwise in writing, and agree to be bound by MBIA's actions and agreements as agent hereunder.

          (f) The Indemnified Parties shall not be entitled to bring any new claim for Damages arising. from a breach of a representation or warranty, whether under this Article IX or otherwise, after the survival period with respect to the representation and warranty giving rise to the claim for Damages shall have expired as set forth in Section 10.01 hereof.

     Section 9.04. Procedures for Claims by Indemnified Parties. Any of the Indemnified Parties may assert a claim for payment or reimbursement of Damages by sending notice thereof to the Indemnifying Parties in accordance with Sections 9.03 and 10.06 hereof The Indemnifying Parties shall have 30 days after the date any such notice is sent (the "Notice Period") to notify the Indemnified Parties of any defenses asserted by the Indemnifying Parties to such claim for Damages. If the notice to the Indemnifying Parties so states, failure by the Indemnifying Parties to respond within the Notice Period shall be deemed an admission of liability by the Indemnifying Parties with respect to the claim for Damages and they shall thereafter be barred from raising any defense or denial of liability relating thereto.

     Section 9.05. Indemnification by MBIA.

          (a) M13IA agrees to indemnify each 1838 Stockholder for all Damages incurred by such 1838 Stockholder arising from or in connection with:

               (i) any breach of any representation or warranty made by MBIA in this Agreement or any certificate or document delivered by MBIA pursuant to this Agreement; and

               (ii) any breach or nonfulfillment of any covenant or obligation of MBIA under this Agreement.

          (b) The 1838 Stockholders may assert a claim for payment or reimbursement for Damages by sending notice thereof to MBIA and MBIA shall have thirty (30) days after the date of such notice to notify the 1838 Stockholders of any defenses asserted by MBIA to the 1838 Stockholders' claim for Damages. If the notice to MBIA so states, failure by MBIA to respond within such thirty (30) day period shall be deemed an admission of liability of MBIA with respect to the Damages and it shall thereafter be barred from raising any defense or denial of liability relating thereto.

          (c) The 1838 Stockholders shall not be entitled to bring any new claim for Damages arising from a breach of a representation or warranty, whether under this Article IX or otherwise, after the survival period with respect to the representation and warranty giving rise to the claim for Damages shall have expired as set forth in Section 10.01 hereof.

          (d) The maximum  liability of MBIA to each 1838 Stockholder under this
     Section 9.05 shall be limited to an amount determined as the number of shares of M131A Common Stock received by such 1838 Stockholder in the Merger' multiplied by thirty seven dollars ($37.00).

     Section 9.06. Exclusive Remedies. The indemnification rights set forth in this Article IX shall be the sole and exclusive remedy for the matters set forth in Sections 9.01 and 9.05 hereof, provided, however, that nothing in this
Article IX shall limit the remedies available to the Indemnified Parties or the 1838 Stockholders with respect to (i) claims of alleged fraud or deceit with respect to the Merger, (ii) actions seeking specific performance of this Agreement or any provision hereof, (iii) remedies available to the Indemnified Parties or the 1838 Stockholders to enforce their right to indemnification and
(iv) remedies available to the 1838 Stockholders under any applicable Securities Laws.

                                    ARTICLE X

                                  MISCELLANEOUS

     Section 10.01. Survival of Representations, Warranties and Covenants. The representations and warranties of 1838, the 1838 Stockholders, MBIA and Acquisition contained in or made pursuant to this Agreement will survive the Closing Date for a period of the lesser of (i) twelve (12) months or (ii) the date of issuance of the first audited financial statements of MBIA following the Merger regardless of any investigation made by or on behalf of the parties hereto or the results of any such investigation, and the participation of either party in such investigation will not constitute a waiver of any representation or warranty of any other party. MBIA and 1838 shall each deliver to the other party, on the Closing Date, a certificate stating that, as of the Closing Date, such party has no knowledge of any breach of the other party's representations and warranties herein or, if such party has knowledge of a breach, specifying any such breaches to which the party has knowledge. The respective covenants and agreements of the 1838 Stockholders and MBIA set forth in this Agreement (including, without limitation, Section 2.12 and all provisions of Article IX) shall survive the consummation of the transactions contemplated by this Agreement.

     Section 10.02. Entire Agreement; Amendment. This Agreement and the documents referred to in this Agreement and required to be delivered pursuant to this Agreement constitute the entire agreement among the parties pertaining to the subject matter of this Agreement, and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no warranties, representations or other agreements between the parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. At any time prior to the Effective Time of Merger, the Boards of Directors of the constituent corporations to the Merger may amend this Agreement, provided that any amendment made subsequent to the adoption of this Agreement by the 1838 Stockholders shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of 1838 Common Stock,
(2) alter or change any term of the certificate of incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of such constituent corporation.

     Section 10.03. Expenses. MBIA, Acquisition, 1838 and the 1838 Stockholders shall each pay their respective expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, their respective legal fees, expenses, commissions and filing fees regardless of whether such transactions are consummated. MBIA shall pay all fees associated with the Hart-Scott-Rodino filing and up to ten thousand dollars ($10,000) of 1838's accounting fees incurred in connection with the Merger.

     Section 10.04. Governing Law. This Agreement shall be construed and interpreted according to the Laws of the State of Delaware except that the provisions of Section 2.12 hereof shall be governed by the laws of the Commonwealth of Pennsylvania.

     Section 10.05. Assignment. Neither MBIA nor 1838 may assign any of their rights, liabilities or obligations under this Agreement without the prior written consent of the other parties hereto, except that MBIA may assign its rights to any entity or person affiliated with it.

     Section 10.06. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or deposited in the United States Mail, mailed first class, certified and return receipt requested, addressed as follows:

         If to MBIA or Acquisition:         MBIA Inc.
                                            113 King Street
                                            Armonk, NY 10504
                                            Attention:      Peggy D. Garfunkel

                  with a copy to:           MBIA Inc.
                                            113 King Street
                                            Armonk, NY 10504
                                            Attention:      General Counsel

         If to 1838, 1838 Stockholders      1838 Investment Advisors, Inc.
         or the Indemnifying Parties:       Radnor Corporate Center, Suite 320
                                            Radnor, PA 19087
                                            Attention:    W. Thacher Brown

                  with a copy to:           Drinker, Biddle & Reath
                                            Suite 300
                                            1000 Westlakes Drive
                                            Berwyn, PA 19312
                                            Attention:    Thomas E. Wood, Esq.

     Section 10.07. Counterparts, Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement. The table of contents and article and section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

     Section 10.08. Interpretation. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular, and all words in any gender shall extend to and include all genders. The language used in this Agreement shall be deemed to be language chosen by the parties to this Agreement to express their mutual intent. In the event an ambiguity or question of intent or interpretation arises concerning the language of this Agreement, this Agreement shall be construed as if drafted jointly by the parties to this Agreement and no presumption or burden of proof will arise favoring or disfavoring any party to this Agreement by virtue of the authorship of any of the provisions of this Agreement.

     Section 10.09. Severability. If any provision, clause or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby unless such invalidity materially impairs the ability of the parties to consummate the transactions contemplated by this Agreement.

     Section 10.10. Further Assurances. If, at any time after the Closing Date, any farther action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, properties, rights, privileges, powers and franchises of either Acquisition or 1838, the officers of the Surviving Corporation are fully authorized to take any such action in the name of Acquisition or 1838.

     Section 10.11. Waivers. No failure or delay on the part of any party in exercising any right, power or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

     Section 10.12. Successors In Interest. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and permitted assigns.

     Section 10.13. ACKNOWLEDGEMENT BY 1838 STOCKHOLDERS. BY THEIR EXECUTION OF THE SELLING STOCKHOLDER LETTER, EACH OF THE 1838 STOCKHOLDERS (1) APPROVES THE TERMS OF THE MERGER AS SET OUT HEREIN, (11) ACKNOWLEDGES AND AGREES TO THE REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE 1838 STOCKHOLDERS SET OUT HEREIN AND (III) AGREES TO BE BOUND BY THE NONSOLICITATION PROVISIONS IN SECTION
2.10 (IF APPLICABLE) AND THE INDEMNIFICATION PROVISIONS OF ARTICLE IX HEREOF. THE 1838 STOCKHOLDERS FURTHER ACKNOWLEDGE THAT THIS AGREEMENT IS A LEGALLY BINDING DOCUMENT AND THAT THEY HAVE CONSULTED WITH LEGAL COUNSEL REGARDING THIS AGREEMENT TO THE EXTENT THEY DEEM APPROPRIATE.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Reorganization to be duly executed as of the day and year first above written.

                                         MBIA INC.

Attest:
                                         By: /s/[ILLEGIBLE]
By: /s/ Louis G. Lenzi                       ----------------------------
    ---------------------------
    Secretary

                                         MBIA ACQUISITION, INC.
Attest:

                                         By: /s/ Margaret D. Garfunkel
By: /s/ Louis G. Lenzi                       ----------------------------
    ---------------------------         Title: Vice President
    Secretary                                  --------------------------



                                         1838 INVESTMENT ADVISORS, INC.
Attest:
                                         By:
By: /s/ [ILLEGIBLE]                         -----------------------------
   -----------------------------         Title: /s/ [ILLEGIBLE]
                                               --------------------------


                          Certificate of the Secretary
                                       of
                             MBIA Acquisition, Inc.

     I, the undersigned, as Secretary of MBIA Acquisition Inc. ("Acquisition"), hereby certify that the Agreement and Plan of Merger dated as of June 18, 1998 (the "Agreement") between MBIA Inc., 1838 Investment Advisors, Inc. and Acquisition has been adopted by Acquisition, pursuant to Section 251(f) of the Delaware General Corporation Law. I certify further that no shares of Acquisition were outstanding prior to the adoption of the resolution, dated as of June 19, 1998, approving the Agreement by the Board of Directors of Acquisition.

DATED as of this, 19th day of June, 1998.

                                                /s/ Louis G. Lenzi
                                                --------------------------------
                                                Louis G. Lenzi, Secretary

     The  1838  Stockholders   hereby  acknowledge  their   nonsolicitation  (if
applicable) and indemnification obligations under Section 2.12 and Article 9, respectively of this Agreement, and agree to be bound by the terms thereof.

                                              /s/ W. Thacher Brown
                                              --------------------------
                                              W. Thacher Brown

                                              /s/ John Springrose
                                              --------------------------
                                              John Springrose

                                              /s/ George W. Gephart, JR
                                              --------------------------
                                              George W. Gephart, JR

                                              /s/ Cynthia R. Axelrod
                                              --------------------------
                                              Axelrod, Cynthia R.

                                              /s/ Anna M. Bencrowsky
                                              --------------------------
                                              Bencrowsky, Anna M.

                                              /s/ Michael F. Biemer
                                              --------------------------
                                              Biemer, Michael F.

                                              /s/ J. Barron Clancy
                                              --------------------------
                                              Clancy, J. Barron

                                              /s/ Thomas A. Considine
                                              --------------------------
                                              Considine, Thomas A.

                                              /s/ Frederic N. Dittman
                                              --------------------------
                                              Dittmann, Frederic N.

                                              /s/ John H. Donaldson
                                              --------------------------
                                              Donaldson, John H.

                                              /s/ Joseph T. Doyle, Jr.
                                              --------------------------

                                              Doyle, Jr. Joseph T.


                                              /s/ Kenneth A. Egan
                                              --------------------------
                                              Egan, Kenneth A.


                                              /s/ Robert W. Herz
                                              --------------------------
                                              Herz, Robert W.


                                              /s/ Stephen D. Kepes
                                              --------------------------
                                              Kepes, Stephen D.


                                              /s/ Amy B. Lieb
                                              --------------------------
                                              Lieb, Amy B.


                                              /s/ John J. McElroy
                                              --------------------------
                                              McElroy, John J.


                                              /s/ Rhonda McNavish
                                              --------------------------
                                              McNavish, Rhonda


                                              /s/ James E. Moore, III
                                              --------------------------
                                              Moore, III, James E.


                                              /s/ Patricia J. Myers
                                              --------------------------
                                              Myers, Patricia J.


                                              /s/ Edward Powell
                                              --------------------------
                                              Powell, Edward


                                              /s/ Nancy W. Tetley
                                              --------------------------
                                              Tetley, Nancy W.


                                              /s/ Hnas Van Den Berg
                                              --------------------------
                                              Van Den Berg, Hans

                                              /s/ Denise E. White
                                              --------------------------
                                              White, Denise E.


                                              /s/ Marcia Zercoe
                                              --------------------------
                                              Zercoe, Marcia

                             EXHIBITS AND SCHEDULES

Disclosure Schedule

Exhibit A         1838 Shareholder List (Current and Former)
Exhibit A-1       Nonsoliciting Shareholder List
Exhibit 13        Plan of Merger
Exhibit C         Furniture, Fixtures and Equipment
Exhibit D         Customer Contracts
Exhibit E         Selling Stockholder Letter

                         PRELIMINARY DISCLOSURE SCHEDULE
                                     6/19/98


This Disclosure Statement is made and given pursuant to the Agreement and Plan of Merger dated June 19, 1998 by and among MBIA Inc.. MBIA Acquisition, Inc. and 1838 Investment Advisors. Inc. (the "Agreement"). The section numbers in this Disclosure Schedule correspond to the section numbers in the Agreement; however, any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other schedule number under the Agreement where such disclosure would be appropriate. Any term defined in the Agreement shall have the same meaning when used in this Disclosure Schedule as when used in the Agreement unless the context otherwise requires.

4.02 1838 Inc, had to accelerate our payments to Jim Balog in order to do deal with MBIA.

4.05   1938 LP owns shares in the 1838 International Fund.

4.06   Stockholders' Agreement

4.07   Edward Shute,  a former  employee of 1838 who was  terminated in 1993 has
       periodically   threatened  legal  action  for  wrongful  termination  and inadequate reimbursement for his stock.

4.08   1997  Financial  Statements  were  provided to MBIA. As indicated in Sec.
       4.1.0 the MPCM loan and stockholder (partner) distribution obligations total $15,758,442.

4.09 See Schedule 4.09 1838 leased additional space contagious to its current office space on June 1, 1998. As part of the lease, 1839 has a building allowance of $5 per square foot. There is no provision on the balance sheet for build out expenses or furniture.

4.10 See Schedule 4.10. 1838 LP is restricted from solicitation activities in the Netherlands. 1838 LP has a verbal agreement with Ken Egan, a retired employee, to pay finders fees on certain accounts so long as they remain with 1838 LP.

4.11 1838 LP may be in default with respect to the One Meridian Bank lease. Total liability was less than $75,000 in 1991 dollars.

4.13   See Schedule 4.13

4.14   See Schedule 4.14

4.16   (iii) List of Tax Returns -

       1838 LP:
       Federal - 1065 US Partnership Return of Income
       State - PA-65 Commonwealth of PA Partnership Information Return Local - Radnor Business Privilege Tax (Gross Receipts)

       1838 Inc,
       Federal 1120S - US Income Tax S-Corp
       State - RCT-101 PA Corp Tax Report (Capital Stock Tax)
       State - Delaware Annual Franchise Tax Report

       (v) The 12/31/97 basis of 1838 LP's assets are: Invested = IV $563,123, Investment in International Fund $121,142. The 12/31/97 basis of 1838 Inc. is investment in 1838 LP of $4,731,354.

4-17 Edward Shute has asserted various claims against 1838 Inc. (see 4.07) One current and one former employee have complained of verbal harrassment from their supervisor. The matter was resolved and the current employee cliams the situation has not recurred.

4.19 The minutes book may not be complete, particularly prior to the 1991 office fire

4.22 See schedule 4,22. American College of Cardiology will be reducing assets by approximately 35%.

4.23 Several family members of 1838 employees are investment advisory clients of 1839 LP.

4.25 1838 has hired three summer employees. In addition, 1938 is searching to fill two vacant clerical positions and one equity analyst position.

4.27   See Schedule 4.27

4.32 1838 acts as advisor to the following funds: 1838 Investment Advisors Fund 1838 Bond Debenture Trading Fund 1838 acts as sub-advisor to the following funds: Market Street Fund SEI Small Cap Value Fund

4.32 (b) Rodney Square, administrator to the 1838 Funds failed to timely comply with blue sky regulations in various states.

4.35 With regard to year 2000 compliance, 1838 Investment Advisors in-house systems are recently developed and have taken year 2000 into consideration. Conversion to Access 8 from Access 2 brings these applications into compliance. Over the past two years our equipment and infrastructure (including telecommunications and voice mail) have been either upgraded or newly purchased addressing year 2000 issues in the process. The Novell server 3.1.2 will be certified Y2K compliant by Novell, with patches. However, we are moving to an NT environment prior to Y2K, which Microsoft states is "compliant or compliant with minor issues." The latest release of GIM2 (5.3.0.14), the firm's portfolio accounting system, brings the application to full compliance. We are in the process of installing and testing the application. We anticipate this will be completed by July 15. We are in contact and working with our data providers and institutional interfaces (DTC), to ensure compliance with these systems. 1838 LP has not assessed operating and technology systems used by vendors to or clients of 1838, i.e. brokers, custodians. DTC, etc. We are contracting with JVC Consulting for a Y2K audit to be completed by the end of July. The purpose of the audit will be to certify our findings or identify any exposure we may have missed.

4.37 Edward Shute is the only shareholder who has threatened claims against 1838. Shareholder sales since 1993 are detailed on exhibit 4.37. Other former stockholders include Edward Shute, Robert Vitale and Joan Echevarria.

7.15 1938 LP remains party to a continuing investment management agreement with Fortis, Inc., successor to MPCM.

Depreciation for 1838 on MeesPierson Assets for 1998

                                                              Date of
                                          Original Cost Life  Service       January    February   March      April      May
MeesPierson Computer Equipment
Printer                                       1,299.00   5     11/93          21.65      21.65     21.65     21.65     21.65
Model & 486 DX2                               2,087.85   5      7/94          34.80      34.80     34.80     34.80     34.80

Total                                         3,385.85                        56.45      56.45     56.45     56.45     56.45

MeesPierson Software

General Ledger Software                      18,698.30   5      7/93         311.64     311.64    311.64    311.64    311.64
Software                                        608.54   3      5/94
Custom Report Software                          600.00   3      3/94
Software Upgrade                                742.70   3      9/94
Network Upgrade                               1,908.00   5      1/95          31.80      31.80     31.80     31.80     31.80

Total                                        22,557.54                       343.44     343.44    343.44    343.44    343.44

MeesPierson Office Furn & Equip

Chair                                         1,203.10   7      1/91          14.32
Bookcase                                        543.00   7      2/91           6.46       6.46
Side Chair                                      782.00   7      2/91           9.31       9.31
Chairs                                          450.25   7      5/91           5.36       5.36      5.36      5.36      5.36
English &                                       473.36   7      2/92           5.64       5.64      5.64      5.64      5.64
Desk 66 x                                     1,447.71   7      4/92          17.23      17.23     17.23     17.23     17.23
Modular T                                       348.76   7      4/92           4.15       4.15      4.15      4.15      4.15
Wing Chair                                    1,519.41   7      4/92          18.09      18.09     18.09     18.09     18.09
Arm Chair                                     1,348.22   7      4/92          16.05      16.05     16.05     16.05     16.05
Bookcase                                        524.30   7      4/92           6.24       6.24      6.24      6.24      6.24
Copier                                       10,265.50   5      5/92
Fax Machine                                   2,200.00   5      5/92
Fax Machine                                     535.00   5      7/92
Credenza & other att - 2                      7,195.75   7      9/93          85.66      85.66     85.66     85.66     85.66
Credenza & other att - 2                      4,626.50   7     11/93          55.08      55.08     55.08     55.08     55.08
Custom 3                                      1,678.57   1      1/95

Total                                        35,141.43                       243.59     229.27    213.50    213.50    213.50


                                               June      July     August   September   October  November  December
Printer                                        21.65     21.65     21.65     21.65      21.65
Model & 486 DX2                                34.80     34.80     34.80     34.80      34.80     34.80     34.80

Total                                          56.45     56.45     56.45     56.45      56.45     34.80     34.80

MeesPierson Software

General Ledger Software                       311.64
Software
Custom Report Software
Software Upgrade
Network Upgrade                                31.80     31.80     31.80     31.80      31.80     31.80     31.80

Total                                         343.44     31.80     31.80     31.80      31.80     31.80     31.80

MeesPierson Office Furn & Equip

Chair
Bookcase
Side Chair
Chairs
English &                                       5.64      5.64      5.64      5.64       5.64      5.64      5.64
Desk 66 x                                      17.23     17.23     17.23     17.23      17.23     17.23     17.23
Modular T                                       4.15      4.15      4.15      4.15       4.15      4.15      4.15
Wing Chair                                     18.09     18.09     18.09     18.09      18.09     18.09     18.09
Arm Chair                                      16.05     16.05     16.05     16.05      16.05     16.05     16.05
Bookcase                                        6.24      6.24      6.24      6.24       6.24      6.24      6.24
Copier
Fax Machine
Fax Machine
Credenza & other att - 2                       85.66     85.66     85.66     85.66      85.66     85.66     85.66
Credenza & other att - 2                       55.08     55.08     55.08     55.08      55.08     55.08     55.08
Custom 3

Total                                         208.14    208.14    208.14    208.14     208.14    208.14    208.14

SMH/Deprec98/MPCM/6/11/98

New Computer Software-1998
105-5101 Deprec. Exp of
100-1517 Accum Deprec. On New Computer Software

                                                                 Date of
                                          Original Cost   Life   Service   January    February   March      April      May

New Computer Software
Integrated Decision Systems                   139,542.00     5      08/94  2,325.70   2,325.70  2,325.70  2,325.70  2,325.70
  Reflects 25% Discount
  $20,130 is for Informix
JVC-Software to connt Unix S                      738.03     5      06/94     12.30      12.30     12.30     12.30     12.30
IDS Star 5.02 (Software)                        1,960.00     3      07/94
IDS NET (DOS) 4.10DDB (S                        1,995.00     3      07/94
JVC-Palindrome UG 2.06                            757.00     3      12/94
Novell GRP Win Upgrade                          2,890.99     3      03/95     60.31      60.31
Mobius Group M-Search Up                        4,750.00     3       6/95    131.94     131.94    131.94    131.94    131.94
Zonics System Management                        1,531.70     3       6/95     42.55      42.55     42.55     42.55     42.55
Zonics System Management                        7,072.85     3       7/95    196.47     196.47    196.47    196.47    196.47
Zonics System Management                        8,379.30     3       7/95    232.76     232.76    232.76    232.76    232.76
Zonics System Management                        6,667.40     3       7/95    185.21     185.21    185.21    185.21    185.21
Zonics System Management                        8,379.30     3       7/95    232.76     232.76    232.76    232.76    232.76
Great Plains Version 8 Upgr                     1,515.27     3       6/95     46.60      46.60     46.60     46.60     46.60
IDS Globalized Data Conver                      1,875.00     3       8/95     52.08      52.08     52.08     52.08     52.08
IDS Rating Analysis and Mar                     2,812.50     3       8/95     78.13      78.13     78.13     78.13     78.13
Zonics System Management                        5,360.95     3       9/95    148.92     148.92    148.92    148.92    148.92
IDS Asset Alloc. Block Spec                       837.50     3       9/95     26.04      26.04     26.04     26.04     26.04
Decision Systems Compsoft                      22,500.00     3       7/95    625.00     625.00    625.00    625.00    625.00
IDS Custom Trans. Ledger                        2,250.00     3      10/95     62.50      62.50     62.50     62.50     62.50
IDS Portfolio Changes Repor                     3,187.50     3      10/95     88.54      88.54     88.54     88.54     88.54
IDS DTC, Autotasking, Swe                         662.50     3      10/95     23.96      23.96     23.96     23.96     23.96
IDS Globalize Data Conversi                       625.00     3      10/95     17.36      17.36     17.36     17.36     17.36
Informix Runtime Intel Windo                    3,556.94     3      11/95     98.80      98.80     98.80     98.80     98.80
JVC Tech Microsoft Win for                        495.99     3       6/96     13.76      13.76     13.76     13.76     13.76
IDS Users 33-64 Upgrade                        24,059.30     3       6/96    668.31     668.31    668.31    668.31    668.31
Integrated Decision Systems                    19,000.00     3       6/97    528.00     528.00    528.00    528.00    528.00
Financial Models-Auto Reco                     25,000.00     3       8/97    694.00     694.00    694.00    694.00    694.00
JVC Tech Novell Netware V                       2,281.12     3      12/97     63.36      63.36     63.36     63.36     63.36
Capital Mgmt-CMS BondEdg                        2,509.00     3      12/97     69.70      69.70     69.70     69.70     69.70
Informix                                       27,044.76     3       1/98               751.36    751.36    751.36    751.24
  SQL 4.20.UC1 License Sun Microsystems SN #AAC#J269824
  Online 5.10.UC1 Development/User Lic SN #AAC#R269825
  Star TCP/IP 5.10.UC1 Dev/User Lic SN #AAC#N269826

Monthly Total                                 330,536.30                   4,419.36   5,170.72  5,090.29  5,090.29  5,090.29


                                              June      July     August   September   October  November  December
Integrated Decision Systems                 2,325.70  2,325.70  2,325.70  2,325.70   2,325.70  2,325.70  2,325.70
  Reflects 25% Discount
  $20,130 is for Informix
JVC-Software to connt Unix S                   12.30     12.30     12.30     12.30      12.30     12.30     12.30
IDS Star 5.02 (Software)
IDS NET (DOS) 4.10DDB (S
JVC-Palindrome UG 2.06
Novell GRP Win Upgrade
Mobius Group M-Search Up
Zonics System Management
Zonics System Management                      196.47
Zonics System Management                      232.76
Zonics System Management                      185.21
Zonics System Management                      232.76
Great Plains Version 8 Upgr
IDS Globalized Data Conver                     52.08     52.08
IDS Rating Analysis and Mar                    78.13     78.13
Zonics System Management                      148.92    148.92    148.92
IDS Asset Alloc. Block Spec                    26.04     26.04     26.04
Decision Systems Compsoft                     625.00
IDS Custom Trans. Ledger                       62.50     62.50     62.50     62.50
IDS Portfolio Changes Repor                    88.54     88.54     88.54     88.54
IDS DTC, Autotasking, Swe                      23.96     23.96     23.96     23.96
IDS Globalize Data Conversi                    17.36     17.36     17.36     17.36
Informix Runtime Intel Windo                   98.80     98.80     98.80     98.80      98.80
JVC Tech Microsoft Win for                     13.76     13.76     13.76     13.76      13.76     13.76     13.76
IDS Users 33-64 Upgrade                       668.31    668.31    668.31    668.31     668.31    668.31    668.31
Integrated Decision Systems                   528.00    528.00    528.00    528.00     528.00    528.00    528.00
Financial Models-Auto Reco                    694.00    694.00    694.00    694.00     694.00    694.00    694.00
JVC Tech Novell Netware V                      63.36     63.36     63.36     63.36      63.36     63.36     63.36
Capital Mgmt-CMS BondEdg                       69.70     69.70     69.70     69.70      69.70     69.70     69.70
Informix                                      751.24    751.24    751.24    751.24     751.24    751.24    751.24
  SQL 4.20.UC1 License Sun Microsystems SN #AAC#J269824
  Online 5.10.UC1 Development/User Lic SN #AAC#R269825
  Star TCP/PIP 5.10.UC1 Dev/User Lic SN #AAC#269826

Monthly Total                               4,869.20  3,397.00  3,266.79  3,091.83   2,699.47  2,800.67  2,800.67

SMH/Deprec98/Software/6/11/98

Furniture/Fixtures Small Cap - 1998
400-1515 Accum. Dep. F/F Small Cap
400-5100 Deprec. Exp F/F Small Cap

                                                                 Date of
                                             Original Cost Life   Service   January    February   March      April      May
Furniture/Fixture

JRC Furniture                                     874.15     5    11/94       14.57      14.57     14.57     14.57     14.57

Computer Equip

Vircom HP Lase                                  1,797.99     3     2/98                            49.74     49.95     49.95

SMH/Deprec98/Small cap/6/11/98



                                              June      July     August   September   October  November  December
Furniture/Fixture

JRC Furniture                                  14.57     14.57     14.57     14.57      14.57     14.57     14.57

Computer Equip

Vircom HP Lase                                 49.95     49.95     49.95     49.95      49.95     49.95     49.95

SMH/Deprec98/Small cap/6/11/98

Furniture/Fixtures Marketing - 1998
1515-300 Accum. Dep. F/F Marketing
5100-300 Deprec. Exp F/F Marketing

                                                                Date of
                                             Original Cost Life Service     January    February    March      April      May
Furniture/Fixture
J. Rothbard Conf Table & Base                     749.98     5   7/96                                         50.00     12.50
J. Rothbard Pedestal File JHS                     640.88     5   10/96                                        42.72     10.68

Total                                           1,390.74                                                      62.72     23.18

Computer Equipment Depreciation-Marketing 1998
300-1515 Accum. Dep. Computers
300-5101 Depreciation Exp. Computers

Gateway 2000                                    3,427.49     5   11/96         57.12      57.12     57.12     57.12     57.12
Gateway Solo 9100 S5 Portable                   5,132.00     3   10/97        144.50     142.50    142.50    142.50    142.50
Gateway -1 GP6 300 System                       3,638.00     3   10/97        103.00     101.00    101.00    101.00    101.00
Gateway - GP6 300 System                        3,257.00     3    1/98                    90.55     90.47     90.47     90.47

Total                                          15,454.49                      304.62     391.17    391.09    391.09    391.09



                                              June      July     August   September   October  November  December
Furniture/Fixture

J. Rothbard Conf Table & Base                  12.50     12.50     12.50     12.50      12.50     12.50     12.50
J. Rothbard Pedestal File JHS                  10.68     10.68     10.68     10.68      10.68     10.68     10.68

Total                                          23.18     23.18     23.18     23.18      23.18     23.18     23.18

Computer Equipment Depreciation-Marketing 1998
300-1515 Accum. Dep. Computers
300-5101 Depreciation Exp. Computers

Gateway 2000                                   57.12     57.12     57.12     57.12      57.12     57.12     57.12
Gateway Solo 9100 S5 Portable                 142.50    142.50    142.50    142.50     142.50    142.50    142.50
Gateway -1 GP6 300 System                     101.00    101.00    101.00    101.00     101.00    101.00    101.00
Gateway - GP6 300 System                       90.47     90.47     90.47     90.47      90.47     90.47     90.47

Total                                         391.09    391.09    391.09    391.09     391.09    391.09    391.09

SMH/Deprec98/Mktg/6/11/98

Leasehold Improvements Depreciation 1998
100-1525 Accumulated Amort. Leasehold
100-5102 Amort. Exp. Leasehold

                                                                   Date of
                                             Original Cost  Life   Service     January    February    March      April      May
Leasehold Improvements

Wiring - JVC                                   17,606.64   120.00   12/91        146.72     146.72    146.72    146.72    146.72
Build Out for MeesPierson                       3,660.00    84.00   12/94         43.57      43.57     43.57     43.57     43.57
G. Erickson & Sons Construction-Deposit        12,437.00    66.00    6/96        193.23     193.23    193.23    193.23    193.23
G. Erickson & Sons Construction-Final Payment  18,342.61    66.00    6/96        300.51     300.51    300.51    300.51    300.51

Monthly Total                                  52,046.25                         684.03     684.03    684.03    684.03    684.03



                                              June      July     August   September   October  November  December
Leasehold Improvements

Wiring - JVC                                  146.72    146.72    146.72    146.72     146.72    146.72    146.72
Build Out for MeesPierson                      43.57     43.57     43.57     43.57      43.57     43.57     43.57
G. Erickson & Sons Construction-Deposit       193.23    193.23    193.23    193.23     193.23    193.23    193.23
G. Erickson & Sons Construction-Final Payment 300.51    300.51    300.51    300.51     300.51    300.51    300.51

Monthly Total                                 684.03    684.03    684.03    684.03     684.03    684.03    684.03

SMH/Deprec98/Leasehold/6/11/98

IS Computer Equipment Depreciation - 1998
100-5101 Depreciation Exp. Computers
100-1516 Accum. Deprec. Computers IS

                                                                   Date of
                                             Original Cost  Life   Service     January    February    March      April      May
IS Computer Equipment

Micro Computer Industries                      42,634.00      5     06/94        710.57     710.57    710.57    710.57    710.57
Micro Computer Industries (TAX)                 2,558.04      5     07/94         42.63      42.63     42.63     42.63     42.63
JVC- Exabyte ext 4200C 2-4GB                    1,253.00      3     12/94
JVC- 3COM Etherlink-Card Server                 1,854.27      3     12/94
Cartel System CPU Fan, Motherboard             10,176.00      5      1/95        169.60     169.60    169.60    169.60    169.60
Cartel System Motherboard Qty 5                10,176.00      5      2/95        169.60     169.60    169.60    169.60    169.60
JVC Kalpana EPS Ether SW Sport                  2,336.24      5      7/95         38.93      38.93     38.93     38.93     38.93
Cartel Sys. 486 DX2-66 Comp.                   10,176.00      5      3/95        169.60     169.60    169.60    169.60    169.60
Intersolv Conversion DB Tool Kit                5,678.26      5      6/95         94.64      94.64     94.64     94.64     94.64
Cartel System                                   4,070.40      5     10/95         67.64      67.64     67.64     67.64     67.64
Dell Direct CUS-HD Qty 1                          821.50      5     10/95         13.69      13.69     13.69     13.69     13.69
Surestore 2000E 2GB Tape Dr.SN#P                1,114.70      3      2/97         30.96      30.96     30.96     30.96     30.96
MovinColl Portable AC Unit                      2,326.70      3     11/97         63.95      63.95     63.95     63.95     63.95
Peripheral Ultra 2 Model 300 Series            22,967.38      5      1/98                   382.18    382.18    382.18    382.18
Peripheral Tape Drive, Monitor                  4,784.84      5      1/98                    79.59     79.75     79.75     79.75
Cleo 3780 Plus Interface w/Sync Cabl            2,114.70      3      2/98                              58.75     58.75     58.75
Ethernet Switch                                 3,402.50      3      3/98                                        95.00     94.50
Sun 9gb Disk Drive                              2,141.13      3      4/98                                                  59.33
Cisco 2516 Router                               2,149.50      3      4/98                                                  59.65
4 Baystack 350T StandAlone/Rackm                6,955.45      3      4/98                                                 248.76

Monthly Total                                 141,690.61                       1,572.01   2,033.78  2,093.01  2,188.31  2,555.85



                                              June      July     August   September   October  November  December
IS Computer Equipment

Micro Computer Industries                     710.57    710.57    710.57    710.57     710.57    710.57    710.57
Micro Computer Industries (TAX)                42.63     42.63     42.63     42.63      42.63     42.63     42.63
JVC- Exabyte ext 4200C 2-4GB
JVC- 3COM Etherlink-Card Server
Cartel System CPU Fan, Motherboard            169.60    169.60    169.60    169.60     169.60    169.60    169.60
Cartel System Motherboard Qty 5               169.60    169.60    169.60    169.60     169.60    169.60    169.60
JVC Kalpana EPS Ether SW Sport                 38.93     38.93     38.93     38.93      38.93     38.93     38.93
Cartel Sys. 486 DX2-66 Comp.                  169.60    169.60    169.60    169.60     169.60    169.60    169.60
Intersolv Conversion DB Tool Kit               94.64     94.64     94.64     94.64      94.64     94.64     94.64
Cartel System                                  67.64     67.64     67.64     67.64      67.64     67.64     67.64
Dell Direct CUS-HD Qty 1                       13.69     13.69     13.69     13.69      13.69     13.69     13.69
Surestore 2000E 2GB Tape Dr.SN#P               30.96     30.96     30.96     30.96      30.96     30.96     30.96
MovinColl Portable AC Unit                     63.95     63.95     63.95     63.95      63.95     63.95     63.95
Peripheral Ultra 2 Model 300 Series           382.18    382.18    382.18    382.18     382.18    382.18    382.18
Peripheral Tape Drive, Monitor                 79.75     79.75     79.75     79.75      79.75     79.75     79.75
Cleo 3780 Plus Interface w/Sync Cabl           58.75     58.75     58.75     58.75      58.75     58.75     58.75
Ethernet Switch                                94.50     94.50     94.50     94.50      94.50     94.50     94.50
Sun 9gb Disk Drive                             59.48     59.48     59.48     59.48      59.48     59.48     59.48
Cisco 2516 Router                              59.71     59.71     59.71     59.71      59.71     59.71     59.71
4 Baystack 350T StandAlone/Rackm              248.85    248.85    248.85    248.85     248.85    248.85    248.85

Monthly Total                               2,555.85  2,555.85  2,555.85  2,555.85   2,555.85  2,555.85  2,555.85

SMH/Deprec98/IS/6/11/98

Computer Equipment Depreciation - 1998
5101-100 Depreciation Exp. Computers
1515-100 Accumulated Dep. Computers

                                                                  Date of
                                             Original Cost  Life  Service    January   February     March     April      May
Computer Equipment

Time Stamp Machine - ATR Systems                  450.50      5   09/91
Cabinet, Lotus - JVC                            7,164.51      5   12/91
Intel Netport - JVC                             1,023.96      5   01/92

Intel Netport - JVC                               624.27      5   02/92
Companion Switches, boxes for                   1,752.00      5   03/92
   comp. Monitor - JVC                                        5
Ethernet Interface, Hardware for                  583.50      5   4/92
   printer - JVC
MicroAge of Exton                                 560.31      5   06/92
  Harvard Graphics Upgrade
JVC Physical Installation                       1,120.00      5   03/93         16.67      16.67     16.67
JVC New Server & Equipment                      5,892.06      5   09/93         98.21      98.21     98.21     98.21     98.21
Haverford Sys - NEC 27" VGA Scan Montr          3,164.10      5   01/94         52.74      52.74     52.74     52.74     52.74
Tektronic Phaser Color Printer - JVC           10,600.00      5   05/94        176.67     176.67    176.67    176.67    176.67
JVC-Concenter Board                             1,814.67      5   06/94         30.24      30.24     30.24     30.24     30.24
UCI-486DX's w/monitor @2/1900                   4,028.00      5   06/94         67.13      67.13     67.13     67.13     67.13
UCI-486DX w/monitor @1/1934.50                  1,934.50      5   06/94         32.24      32.24     32.24     32.24     32.24
UCI-486DX w/420 meg. @2/1450 +tax               3,074.00      3   10/94
JVC- HP Laserjet 4MP @ 2139 +tax                2,311.75      3   10/94
CompUSA-Laptop comptr (3yr parts)               3,497.95      3   10/94
UCI-486DX w/monitor @1/1700 +tax                1,602.00      3   10/94
Cartel System -Pentium Qty 3                    8,199.10      5   6/95         136.65     136.65    136.65    136.65    136.65
MicroCenter Laser Jet Printer                   3,782.08      5   7/95          63.03      63.03     63.03     63.03     63.03
JVC Cybex PC Companion-VGA                      1,583.51      5   6/95          26.39      26.39     26.39     26.39     26.39
Mice, Connectors, Modems, Serial Boards           744.68      5   7/95          12.41      12.41     12.41     12.41     12.41
JVC Networth 24 Port and 4 Patch Cable          1,791.40      5   7/95          29.86      29.86     29.86     29.86     29.86
Arch Assoc. HP Laserjet 4SI                     3,683.50      5   8/95          61.39      61.39     61.39     61.39     61.39
JVC HP Vectra VLS                               2,660.60      5   11/95         44.34      44.34     44.34     44.34     44.34
JVC HP Vectra VL                                2,416.80      5   12/95         40.28      40.28     40.28     40.28     40.28
JVC HP Vectra VL3, Pentium 60                   5,676.63      5   12/95         94.61      94.61     94.61     94.61     94.61
JVC HP Vectra VL3, Pentium 90                   3,340.96      5   12/95         55.68      55.68     55.68     55.68     55.68
Dell Direct Sales L.P. Hard Drive                 781.96      5   1/96           4.70       4.70      4.70      4.70      4.70
JVC HP Vectra VL4 P120 16 Megs                  3,332.34      5   396           55.54      55.54     55.54     55.54     55.54
JVC HP P/133, 16 Megs Qty 2                     6,797.14      5   3/96         113.29     113.29    113.29    113.29    113.29
JVC HP Laserjet Printer                         2,648.64      5   4/96          47.48      47.48     47.48     47.48     47.48
MicroCenter US Fax Modem                          639.84      5   4/96          10.66      10.66     10.66     10.66     10.66
MicroCenter                                     5,063.52      5   4/96          84.39      84.39     84.39     84.39     84.39
JVC Tech Minitowers and Adapters               18,519.90      5   5/96         325.33     325.33    325.33    325.33    325.33
Printer for Trading Amer. Exp.                  1,852.88      5   5/96         216.16     216.16    216.16    216.16    216.16
Gateway 2000                                   17,137.20      5   11/96        285.62     285.62    285.62    285.62    285.62
Winbook Corp.                                   5,260.94      5   12/96         67.68      67.68     67.68     67.68     67.68
MicroCenter Laser Jet printer                     886.00      5   12/96         14.77      14.77     14.77     14.77     14.77
Gateway GDBPPRO200PIA-3 Computers              10,101.00      5   1/97         168.35     168.35    168.35    168.35    168.35
Gateway GDBPPRO200PIA-5 Computers              15,885.00      5   2/97         264.75     264.75    264.75    264.75    264.75
Gateway GDPPPRO200PIA-2 Computers               7,522.00      5   2/97         125.37     125.37    125.37    125.37    125.37
Micro Ctr-Memory additions                      1,398.56      5   3/97          23.31      23.31     23.31     23.31     23.31
JVC-LAN Tape Backup Drive-SS# P01360            1,405.67      5   3/97          23.43      23.43     23.43     23.43     23.43
SSI-Phaser 350 Color Printer, 24mb, 600x3       5,367.00      5   3/97          69.78      69.78     69.78     69.78     69.78




                                              June      July     August   September   October  November  December
Computer Equipment

Time Stamp Machine - ATR Systems
Cabinet, Lotus - JVC
Intel Netport - JVC

Intel Netport - JVC
Companion Switches, boxes for
   comp. Monitor - JVC
Ethernet Interface, Hardware for
   printer - JVC
MicroAge of Exton
  Harvard Graphics Upgrade
JVC Physical Installation
JVC New Server & Equipment                     98.21     98.21     98.21     98.21
Haverford Sys - NEC 27" VGA Scan Montr         52.74     52.74     52.74     52.74      52.74     52.74     52.74
Tektronic Phaser Color Printer - JVC          176.67    176.67    176.67    176.67     176.67    176.67    176.67
JVC-Concenter Board                            30.24     30.24     30.24     30.24      30.24     30.24     30.24
UCI-486DX's w/monitor @2/1900                  67.13     67.13     67.13     67.13      67.13     67.13     67.13
UCI-486DX w/monitor @1/1934.50                 32.24     32.24     32.24     32.24      32.24     32.24     32.24
UCI-486DX w/420 meg. @2/1450 +tax
JVC- HP Laserjet 4MP @ 2139 +tax
CompUSA-Laptop comptr (3yr parts)
UCI-486DX w/monitor @1/1700 +tax
Cartel System -Pentium Qty 3                  136.65    136.65    136.65    136.65     136.65    136.65    136.65
MicroCenter Laser Jet Printer                  63.03     63.03     63.03     63.03      63.03     63.03     63.03
JVC Cybex PC Companion-VGA                     26.39     26.39     26.39     26.39      26.39     26.39     26.39
Mice, Connectors, Modems, Serial Boards        12.41     12.41     12.41     12.41      12.41     12.41     12.41
JVC Networth 24 Port and 4 Patch Cable         29.86     29.86     29.86     29.86      29.86     29.86     29.86
Arch Assoc. HP Laserjet 4SI                    61.39     61.39     61.39     61.39      61.39     61.39     61.39
JVC HP Vectra VLS                              44.34     44.34     44.34     44.34      44.34     44.34     44.34
JVC HP Vectra VL                               40.28     40.28     40.28     40.28      40.28     40.28     40.28
JVC HP Vectra VL3, Pentium 60                  94.61     94.61     94.61     94.61      94.61     94.61     94.61
JVC HP Vectra VL3, Pentium 90                  55.68     55.68     55.68     55.68      55.68     55.68     55.68
Dell Direct Sales L.P. Hard Drive               4.70      4.70      4.70      4.70       4.70      4.70      4.70
JVC HP Vectra VL4 P120 16 Megs                 55.54     55.54     55.54     55.54      55.54     55.54     55.54
JVC HP P/133, 16 Megs Qty 2                   113.29    113.29    113.29    113.29     113.29    113.29    113.29
JVC HP Laserjet Printer                        47.48     47.48     47.48     47.48      47.48     47.48     47.48
MicroCenter US Fax Modem                       10.66     10.66     10.66     10.66      10.66     10.66     10.66
MicroCenter                                    84.39     84.39     84.39     84.39      84.39     84.39     84.39
JVC Tech Minitowers and Adapters              325.33    325.33    325.33    325.33     325.33    325.33    325.33
Printer for Trading Amer. Exp.                216.16    216.16    216.16    216.16     216.16    216.16    216.16
Gateway 2000                                  285.62    285.62    285.62    285.62     285.62    285.62    285.62
Winbook Corp.                                  67.68     67.68     67.68     67.68      67.68     67.68     67.68
MicroCenter Laser Jet printer                  14.77     14.77     14.77     14.77      14.77     14.77     14.77
Gateway GDBPPRO200PIA-3 Computers             168.35    168.35    168.35    168.35     168.35    168.35    168.35
Gateway GDBPPRO200PIA-5 Computers             264.75    264.75    264.75    264.75     264.75    264.75    264.75
Gateway GDPPPRO200PIA-2 Computers             125.37    125.37    125.37    125.37     125.37    125.37    125.37
Micro Ctr-Memory additions                     23.31     23.31     23.31     23.31      23.31     23.31     23.31
JVC-LAN Tape Backup Drive-SS# P01360           23.43     23.43     23.43     23.43      23.43     23.43     23.43
SSI-Phaser 350 Color Printer, 24mb, 600x3      69.78     69.78     69.78     69.78      69.78     69.78     69.78

SMH/Deprec98/Comp Equip/6/11/98

Computer Equipment Depreciation - 1998
5101-100 Depreciation Exp. Computers
1515-100 Accumulated Dep. Computers

                                                                  Date of
                                             Original Cost  Life  Service      January   February     March     April      May
Computer Equipment

Networking Plus-Bay Networks                    4,221.00      5    3/97          70.35      70.35     70.35     70.35     70.35
Gateway 3 Computers-T. Brown SN 00068          10,077.00      5    4/97         167.95     167.95    167.95    167.95    167.95
Networking Plus-Computer Room Cable In          1,000.00      5    4/97          16.67      16.67     16.67     16.67     16.67
Peak Comp Svcs - P166 Barebones Sys/18          1,124.66      5    5/97          16.74      16.74     16.74     16.74     16.74
American Communications                         8,000.00      5    7/97         153.00     133.00    133.00    133.00    133.00
ACS-Telephone System                           24,035.00      5    7/97         435.00     400.00    400.00    400.00    400.00
RCI, Inc.-Telephone System                     14,052.00      5    7/97         234.20     234.20    234.20    234.20    234.20
American Communications-Telephone Syst         41,696.38      5    7/97         691.38     695.00    695.00    695.00    695.00
ITS Mailing System                              2,722.60      5    6/97          45.38      45.38     45.38     45.38     45.38
ITS Mailing Systems                             2,704.60      5    6/97          45.08      45.08     45.08     45.08     45.08
Peak Comp Svcs - P168 Barebones, 32Mg           1,418.28      5    6/97          23.64      23.64     23.64     23.64     23.64
ACS-Telephone System                           16,000.00      5    7/97          70.00     270.00    270.00    270.00    270.00
Networking Plus-Phone System Fax Svc            4,183.05      5    7/97          70.75      69.70     69.70     69.70     69.70
Peak Comp Svcs - P166 Barebones Sys/18            905.24      3    7/97          24.99      25.15     25.15     25.15     25.15
Networking Plus-HP Vectra P166, 128MB           3,166.96      5    8/97          52.78      52.78     52.78     52.78     52.78
Thacher: Winbook S/E #3346707631                4,416.99      5    9/97          73.60      73.60     73.60     73.60     73.60
JVC-Compaq Proliant 2500 6/200 512 IS/N        10,095.18      5   12/97         168.43     168.43    168.43    168.43    168.43
Amex-Computer Projector                         3,174.70      3   10/97          94.70      89.00     89.00     89.00     89.00
Staples-HP Laser Jet5se Printer                 1,113.00      3   10/97          28.00      31.00     31.00     31.00     31.00
ACS-Telephone System                            4,000.00      5    7/97                     66.47     66.67     66.67     66.67
Gateway 2 GP6-300 Systems                       6,794.00      3    1/98                    188.80    188.72    188.72    188.72
Gateway GP6-300 Systems                         3,307.00      3    1/98                     91.90     91.86     91.86     91.86
Vircom HP Laserjet 4000N S/N #USEF069           1,720.38      3    2/98                               47.37     47.80     47.80
GP6-333 System                                  3,688.00      3    3/98                                        102.25    102.45
2 GP6-333 Systems                               5,926.00      3    3/98                                        165.00    164.60
3 GP6-333 Systems                               9,411.00      3    4/98                                                  261.65
2 Solo 5100 Best Buy Laptops                    7,648.00      3    4/98                                                  212.60
GP6-333 System                                  3,399.00      3    4/98                                                   94.30

Monthly Total                                 390,598.05                      5,465.79   5,956.69  6,004.44  6,253.45  6,621.80



                                              June      July     August   September   October  November  December
Computer Equipment

Networking Plus-Bay Networks                   70.35     70.35     70.35     70.35      70.35     70.35     70.35
Gateway 3 Computers-T. Brown SN 00068         167.95    167.95    167.95    167.95     167.95    167.95    167.95
Networking Plus-Computer Room Cable In         16.67     16.67     16.67     16.67      16.67     16.67     16.67
Peak Comp Svcs - P166 Barebones Sys/18         16.74     16.74     16.74     16.74      16.74     16.74     16.74
American Communications                       133.00    133.00    133.00    133.00     133.00    133.00    133.00
ACS-Telephone System                          400.00    400.00    400.00    400.00     400.00    400.00    400.00
RCI, Inc.-Telephone System                    234.20    234.20    234.20    234.20     234.20    234.20    234.20
American Communications-Telephone Syst        695.00    695.00    695.00    695.00     695.00    695.00    695.00
ITS Mailing System                             45.38     45.38     45.38     45.38      45.38     45.38     45.38
ITS Mailing Systems                            45.08     45.08     45.08     45.08      45.08     45.08     45.08
Peak Comp Svcs - P168 Barebones, 32Mg          23.64     23.64     23.64     23.64      23.64     23.64     23.64
ACS-Telephone System                          270.00    270.00    270.00    270.00     270.00    270.00    270.00
Networking Plus-Phone System Fax Svc           69.70     69.70     69.70     69.70      69.70     69.70     69.70
Peak Comp Svcs - P166 Barebones Sys/18         25.15     25.15     25.15     25.15      25.15     25.15     25.15
Networking Plus-HP Vectra P166, 128MB          52.78     52.78     52.78     52.78      52.78     52.78     52.78
Thacher: Winbook S/E #3346707631               73.60     73.60     73.60     73.60      73.60     73.60     73.60
JVC-Compaq Proliant 2500 6/200 512 IS/N       168.43    168.43    168.43    168.43     168.43    168.43    168.43
Amex-Computer Projector                        89.00     89.00     89.00     89.00      89.00     89.00     89.00
Staples-HP Laser Jet5se Printer                31.00     31.00     31.00     31.00      31.00     31.00     31.00
ACS-Telephone System                           66.67     66.67     66.67     66.67      66.67     66.67     66.67
Gateway 2 GP6-300 Systems                     188.72    188.72    188.72    188.72     188.72    188.72    188.72
Gateway GP6-300 Systems                        91.86     91.86     91.86     91.86      91.86     91.86     91.86
Vircom HP Laserjet 4000N S/N #USEF069          47.80     47.80     47.80     47.80      47.80     47.80     47.80
GP6-333 System                                102.45    102.45    102.45    102.45     102.45    102.45    102.45
2 GP6-333 Systems                             164.60    164.60    164.60    164.60     164.60    164.60    164.60
3 GP6-333 Systems                             261.41    261.41    261.41    261.41     261.41    261.41    261.41
2 Solo 5100 Best Buy Laptops                  212.44    212.44    212.44    212.44     212.44    212.44    212.44
GP6-333 System                                 94.42     94.42     94.42     94.42      94.42     94.42     94.42

Monthly Total                               6,621.52  6,621.52  6,621.52  6,621.52   6,723.31  6,723.31  6,723.31

SMH/Deprec98/Comp Equip/6/11/98

Furniture/Fixture Depreciation 1998
1505-100 Accumulated Depreciation Furniture/Fixtures
5100-100 Depreciation Expense Furniture/Fixtures

                                                                  Date of
                                             Original Cost  Life  Service     January   February     March     April      May
Furn/Fixtures

Refrigerator, White -SILO                         634.78      5   03/91
Monroe bond tradrs (4)                          5,072.10      5   04/91
Binding machine-GBC                             1,373.61      5   04/91
Duplifax Fax Machine                            4,448.70      5   04/91

Oriental rugs - DENA Int'l                     18,000.00     10   09/97        150.00     150.00    150.00    150.00    150.00
Wood Superior                                  32,268.20     10   10/91        268.90     268.90    268.90    268.90    268.90
Hurlbutt                                        6,674.40     10   10/91         55.62      55.62     55.62     55.62     55.62
J. Rothard                                    107,774.56     10   10/91      1,564.79   1,564.79  1,564.79  1,564.79  1,564.79
Hurlbutt                                        3,305.08     10   11/91         27.54      27.54     27.54     27.54     27.54
Adelphia-Door sign                              1,662.86     10   11/91         13.86      13.86     13.86     13.86     13.86
WSI Wood Finish                                   259.70     10   12/91          2.16       2.16      2.16      2.16      2.16
Kerschner - Chairs                              3,222.84     10   12/91         26.65      26.65     26.65     26.65     26.65
WSI Keyboard/Credenza                             243.80     10   12/91          2.03       2.03      2.03      2.03      2.03
Hall runner-DENA Int'l                          2,968.00     10   12/91         24.73      24.73     24.73     24.73     24.73
J. Rothbard Additional                            256.61     10   01/92          2.97       2.97      2.97      2.97      2.97
   expense to orig invoice #156
Hurlbutt                                           48.00     10   01/92          0.40       0.40      0.40      0.40      0.40
   2 braided pillows, WTB
American Express                                1,420.34     10   01/92         11.64      11.64     11.64     11.64     11.64
  TV/VCR
Mahogoney Conference room chairs               12,164.00      7   02/92        145.05     145.05    145.05    145.05    145.05
Rolltop Desks (file retrieval)                 34,200.00      7   02/92        407.14     407.14    407.14    407.14    407.14
Rosewood Conference Room Table                  2,542.00      7   02/92         30.26      30.26     30.26     30.26     30.26
Wood Superior                                   2,986.10     10   02/92         24.68      24.68     24.68     24.68     24.68
  Recept credenza (1/1860)
  FI printing unit (1/825)
Wood Superior                                   4,881.66     10   02/92         40.68      40.68     40.68     40.68     40.68
  Shelves-Lunch, Mrkt, Comp
  9 mahog keybds, 9 cherry keybds
Hurlbutt                                        2,144.59     10   02/92         17.87      17.87     17.87     17.87     17.87
  23 board rm chairs reupholstered
  extra material
J. Rothbard                                     2,116.60     10   02/92         17.66      17.66     17.66     17.66     17.66
  trdg box file (2/297.50)
  trdg box file (2/314)
  trdg keybd drawer (2/149)
  extra lat file (1/287)
J. Rothbard                                     3,558.82     10   03/92         29.66      29.66     29.66     29.66     29.66
  client chairs (6/445)
  Comp. Stools (2/298)
Wood Superior                                   1,047.00     10   03/92          8.73       8.73      8.73      8.73      8.73
  Repair 7 rolltops
Wood Superior                                   3,494.02     10   03/92         28.14      29.14     29.14     29.14     29.14
  Additional Projects
Refininshing by Vincent                         1,050.00     10   03/92          9.75       9.75      9.75      9.75      9.75
  9 rolltops refinished
Malson Jacques                                    541.00      5   04/92
  recept desk supplies
Refininshing by Vincent                         1,000.00     10   04/92          8.33       8.33      8.33      8.33      8.33
  2 desks repaired, finished



                                              June      July     August   September   October  November  December
Furn/Fixtures

Refrigerator, White -SILO
Monroe bond tradrs (4)
Binding machine-GBC
Duplifax Fax Machine

Oriental rugs - DENA Int'l                    150.00    150.00    150.00    150.00     150.00    150.00    150.00
Wood Superior                                 268.90    268.90    268.90    268.90     268.90    268.90    268.90
Hurlbutt                                       55.62     55.62     55.62     55.62      55.62     55.62     55.62
J. Rothard                                  1,564.79  1,564.79  1,564.79  1,564.79   1,564.79  1,564.79  1,564.79
Hurlbutt                                       27.54     27.54     27.54     27.54      27.54     27.54     27.54
Adelphia-Door sign                             13.86     13.86     13.86     13.86      13.86     13.86     13.86
WSI Wood Finish                                 2.16      2.16      2.16      2.16       2.16      2.16      2.16
Kerschner - Chairs                             26.65     26.65     26.65     26.65      26.65     26.65     26.65
WSI Keyboard/Credenza                           2.03      2.03      2.03      2.03       2.03      2.03      2.03
Hall runner-DENA Int'l                         24.73     24.73     24.73     24.73      24.73     24.73     24.73
J. Rothbard Additional                          2.97      2.97      2.97      2.97       2.97      2.97      2.97
   expense to orig invoice #156
Hurlbutt                                        0.40      0.40      0.40      0.40       0.40      0.40      0.40
   2 braided pillows, WTB
American Express                               11.64     11.64     11.64     11.64      11.64     11.64     11.64
  TV/VCR
Mahogoney Conference room chairs              145.05    145.05    145.05    145.05     145.05    145.05    145.05
Rolltop Desks (File retrieval)                407.14    407.14    407.14    407.14     407.14    407.14    407.14
Rosewood Conference Room Table                 30.26     30.26     30.26     30.26      30.26     30.26     30.26
Wood Superior                                  24.68     24.68     24.68     24.68      24.68     24.68     24.68
  Recept credenza (1/1860)
  FI printing unit (1/825)
Wood Superior                                  40.68     40.68     40.68     40.68      40.68     40.68     40.68
  Shelves-Lunch, Mrkt, Comp
  9 mahog keybds, 9 cherry keybds
Hurlbutt                                       17.87     17.87     17.87     17.87      17.87     17.87     17.87
  23 board rm chairs reupholstered
  extra material
J. Rothbard                                    17.66     17.66     17.66     17.66      17.66     17.66     17.66
  trdg box file (2/297.50)
  trdg box file (2/314)
  trdg keybd drawer (2/149)
  extra lat file (1/287)
J. Rothbard                                    29.66     29.66     29.66     29.66      29.66     29.66     29.66
  client chairs (6/445)
  Comp. Stools (2/298)
Wood Superior                                   8.73      8.73      8.73      8.73       8.73      8.73      8.73
  Repair 7 rolltops
Wood Superior                                  29.14     29.14     29.14     29.14      29.14     29.14     29.14
  Additional Projects
Refininshing by Vincent                         9.75      9.75      9.75      9.75       9.75      9.75      9.75
  9 rolltops refinished
Malson Jacques
  recept desk supplies
Refininshing by Vincent                         8.33      8.33      8.33      8.33       8.33      8.33      8.33
  2 desks repaired, finished

SMH/Deprec98/Furn-Fix/6/11/98

Furniture/Fixture Depreciation 1998
1505-100 Accumulated Depreciation Furniture/Fixtures
5100-100 Depreciation Expense Furniture/Fixtures

                                                                  Date of
                                             Original Cost  Life  Service     January   February     March     April      May
Furn/Fixtures

Refininshing by Vincent                           600.00     10   04/92          5.00
  repair, pick up & delivery
J. Rothbard MIS workstations                    3,257.11     10   04/92         27.14      27.14     27.14     27.14     27.14
  acoust panel (4x337.58),
  connector (2x76.13) shelving
  unit (1x746.2) deliery &
  installation (450)
Sofa/side table, J. McElroy                       730.34     10   05/92          6.09       6.09      6.09      6.09      6.09
Xtec-Ricoh FT6750 copier                       17,770.90      5   05/92
Wood Superior                                   1,612.00      5   07/92
  Credenza 72lg 20dp 30hi
J. Rothbard
  Console PJM                                   1,147.04      5   08/92
  Roundtable PJM                                  459.03      5   08/92
  Walnut desk MAT                               1,492.65      5   08/92
  Bookcase MAT                                  1,606.30      5   08/92
J. Rothbard
  Desk Extension Mrkting                        1,217.16      5   02/93         20.29
J. Rothbard
  High-boy Bookcase-Mktg                        2,270.54     10   03/93         18.92      18.92     18.92     18.92     18.92
Wood Superior
  Counter top w/cherry trim-Mktg                  903.30      5   04/93         15.06      15.06     15.06
J. Rothbard
  Open Bookcase, Mahogany-P. Acctg              1,608.30     10   04/93         15.07      15.07     15.07     15.07     15.07
J. Rothbard
  Furniture-Marketing                           6,342.15      5   12/94        105.70     105.70    105.70    105.70    105.70
  Furniture-MIS                                18,694.10      5   12/94        311.57     311.57    311.57    311.57    311.57
  Furniture-Equity                                315.60      5   12/94          5.26       5.26      5.26      5.26      5.26
Joseph Rothbard Shelving Xerox Room             2,048.41      5   5/96          34.14      34.14     34.14     34.14     34.14
Joseph Rothbard                                11,490.73      5   6/96         191.51     191.51    191.51    191.51    191.51
C. Erickson Marketing countertop                1,125.00      5   9/96          18.75      18.75     18.75     18.75     18.75
J. Rothbard-Bookcases                           5,682.98      5   10/96         94.72      94.72     94.72     94.72     94.72
Wrightline-Racks in Computer Room               6,213.29      5   3/97         103.55     103.55    103.55    103.55    103.55
Carl's Upholster                                1,826.60      5   6/97          30.48      30.48     30.48     30.48     30.48
Tan Shelving and Back Braces                    1,887.17      5   5/95          31.46      31.46     31.46     31.46     31.46
J. Rothbard 5 chairs                            2,447.30      5   6/96          40.79      40.79     40.79     40.79     40.79
J. Rothbard Bookcases/Lateral Files             6,465.48      5   11/97        107.75     107.75    107.75    107.75    107.75
Conference Rm Table & 8 Chairs                  1,700.00      3   3/98                                         47.30     47.22

Total                                         442,799.75                     4,103.09   4,082.81  4,082.81  4,115.05  4,114.97




                                               June      July     August   September   October  November  December
Furn/Fixtures

Refininshing by Vincent
  repair, pick up & delivery
J. Rothbard MIS workstations                   27.14     27.14     27.14     27.14      27.14     27.14     27.14
  acoust panel (4x337.58),
  connector (2x76.13) shelving
  unit (1x746.2) deliery &
  installation (450)
Sofa/side table, J. McElroy                     6.09      6.09      6.09      6.09       6.09      6.09      6.09
Xtec-Ricoh FT6750 copier
Wood Superior
  Credenza 72lg 20dp 30hi
J. Rothbard
  Console PJM
  Roundtable PJM
  Walnut desk MAT
  Bookcase MAT
J. Rothbard
  Desk Extension Mrkting
J. Rothbard
  High-boy Bookcase-Mktg                       18.92     18.92     18.92     18.92      18.92     18.92     18.92
Wood Superior
  Counter top w/cherry trim-Mktg
J. Rothbard
  Open Bookcase, Mahogany-P. Acctg             15.07     15.07     15.07     15.07      15.07     15.07     15.07
J. Rothbard
  Furniture-Marketing                         105.70    105.70    105.70    105.70     105.70    105.70    105.70
  Furniture-MIS                               311.57    311.57    311.57    311.57     311.57    311.57    311.57
  Furniture-Equity                              5.26      5.26      5.26      5.26       5.26      5.26      5.26
Joseph Rothbard Shelving Xerox Room            34.14     34.14     34.14     34.14      34.14     34.14     34.14
Joseph Rothbard                               191.51    191.51    191.51    191.51     191.51    191.51    191.51
C. Erickson Marketing countertop               18.75     18.75     18.75     18.75      18.75     18.75     18.75
J. Rothbard-Bookcases                          94.72     94.72     94.72     94.72      94.72     94.72     94.72
Wrightline-Racks in Computer Room             103.55    103.55    103.55    103.55     103.55    103.55    103.55
Carl's Upholster                               30.48     30.48     30.48     30.48      30.48     30.48     30.48
Tan Shelving and Back Braces                   31.46     31.46     31.46     31.46      31.46     31.46     31.46
J. Rothbard 5 chairs                           40.79     40.79     40.79     40.79      40.79     40.79     40.79
J. Rothbard Bookcases/Lateral Files           107.75    107.75    107.75    107.75     107.75    107.75    107.75
Conference Rm Table & 8 Chairs                 47.22     47.22     47.22     47.22      47.22     47.22     47.22

Total                                       4,114.97  4,114.97  4,114.97  4,114.97   4,114.97  4,114.97  4,114.97

SMH/Deprec98/Furn-Fix/6/11/98

Computer Equipment Depreciation - Wrap 1998
200-1515 Accum. Dep. Computers Wrap
200-5101 Depreciation Exp. Computers Wrap

                                                                  Date of
                                             Original Cost  Life  Service     January   February     March     April      May
Computer Equipment-Wrap
JVC-HP Laserjet IV                              5,009.80      5    1/97         83.50      83.50     83.50     83.50     83.50
Computer City Desk Jet 660C                       349.11      5    9/95          5.81       5.81      5.81      5.81      5.81
J & R Sound Computer (B. Cla                    4,818.36      5   10/95         80.31      80.31     80.31     80.31     80.31
Dell Direct Sales                              13,450.34      5    1/95        224.17     224.17    224.17    224.17    224.17
Winbook computer Corp.                          4,860.94      5   12/96         81.02      81.02     81.02     81.02     81.02
Winbook FX P150-SN#JT158                        5,409.99      5    1/97         90.17      90.17     90.17     90.17     90.17
Peak Comp Svcs-P166 Bare                          863.00      5    5/97         14.38      14.38     14.38     14.38     14.38
Peak Comp Svcs-P166 Bare                          733.52      5    6/97         12.23      12.23     12.23     12.23     12.23
Winbook computer Corp.                          4,911.99      3    7/97        136.50     136.50    136.50    136.50    136.50
Gateway-3 GP6 300 Systems                      10,914.00      3   10/97                 1,212.67    303.05    303.17    303.17
Staples/NSSS999-12936 69007                     5,953.74      3   11/97        164.70     164.70    164.70    164.70    164.70
Gateway-GP6 300 System                          3,397.00      3    1/98                    94.40     94.36     94.36     94.36
Gateway-GP6 300 System                          3,307.00      3    1/98                    91.90     91.86     91.86     91.86
Gateway-GP6 300 Dual Prem/                      5,341.00      3    4/98                                                 148.40

Monthly Total                                  69,319.79                       892.79   2,291.76  1,382.06  1,382.18  1,530.58

Furniture/Fixtures Wrap-1997
200-5100 Deprec. Exp. F/F Wrap
200-1505 Accum Dep F/F Wrap

Lamination Machine-Advance                      3,633.68      3   04/94
Wood Superior-Wrap Tradin                       8,128.00      3   12/94
J. Rothbard
  12 Files                                      7,746.48      3   12/94
  3 Chairs                                      1,030.32      3   12/94
J. Rothbard Lateral File                        1,996.83      3   11/97         32.13      56.85     56.84     56.84     56.84

Monthly Total                                  22,535.31                        32.13      56.85     56.84     56.84     56.84

Computer Software-Wrap
200-5101
200-1517

The McGrell Group                              11,720.00      3   11/96        325.56     325.56    325.56    325.56    325.56
The McGrell Group-Hrs Progr                    12,060.15      3    3/97        307.23     307.23    307.23    307.23    307.23
The McGrell Group-US Robot                      1,957.29      3    4/97         54.37      54.37     54.37     54.37     54.37

Month Total                                    25,737.44                       687.16     687.16    687.16    687.16    687.16



                                               June      July     August   September   October  November  December
Computer Equipment-Wrap

JVC-HP Laserjet IV                             83.50     83.50     83.50     83.50      83.50     83.50     83.50
Computer City Desk Jet 660C                     5.81      5.81      5.81      5.81       5.81      5.81      5.81
J & R Sound Computer (B. Cla                   80.31     80.31     80.31     80.31      80.31     80.31     80.31
Dell Direct Sales                             224.17    224.17    224.17    224.17     224.17    224.17    224.17
Winbook Computer Corp.                         81.02     81.02     81.02     81.02      81.02     81.02     81.02
Winbook FX P150-SN#JT158                       90.17     90.17     90.17     90.17      90.17     90.17     90.17
Peak Comp Svcs-P166 Bare                       14.38     14.38     14.38     14.38      14.38     14.38     14.38
Peak Comp Svcs-P166 Bare                       12.23     12.23     12.23     12.23      12.23     12.23     12.23
Winbook Computer Corp.                        136.50    136.50    136.50    136.50     136.50    136.50    136.50
Gateway-3 GP6 300 Systems                     303.17    303.17    303.17    303.17     303.17    303.17    303.17
Staples/NSSS999-12936 69007                   164.70    164.70    164.70    164.70     164.70    164.70    164.70
Gateway-GP6 300 System                         94.36     94.36     94.36     94.36      94.36     94.36     94.36
Gateway-GP6 300 System                         91.86     91.86     91.86     91.86      91.86     91.86     91.86
Gateway-GP6 300 Dual Prem/                    148.36    148.36    148.36    148.36     148.36    148.36    148.36

Monthly Total                               1,530.54  1,530.54  1,530.54  1,530.54   1,530.54  1,530.54  1,530.54

Furniture/Fixtures Wrap-1997
200-5100 Deprec. Exp. F/F Wrap
200-1505 Accum Dep F/F Wrap

Lamination Machine-Advance
Wood Superior-Wrap Tradin
J. Rothbard
  12 Files
  3 Chairs
J. Rothbard Lateral File                       56.84     56.84     56.84     56.84      56.84     56.84     56.84

Monthly Total                                  56.84     56.84     56.84     56.84      56.84     56.84     56.84

Computer Software-Wrap
200-5101
200-1517

The McGrell Group                             325.56    325.56    325.56    325.56     325.56    325.56    325.56
The McGrell Group-Hrs Progr                   307.23    307.23    307.23    307.23     307.23    307.23    307.23
The McGrell Group-US Robot                     54.37     54.37     54.37     54.37      54.37     54.37     54.37

Month Total                                   687.16    687.16    687.16    687.16     687.16    687.16    687.16

SMH/Deprec98/WRAP/6/11/98

Schedule of Contracts - Annual Obligation more than $12,000


Compustat
Autex
Baseline
Bloomberg
Computer Direction Advisors
Dow Jones
First Call
ILX
Plexus
IBES
Northfield
Research Direct
Telerate
Capital Mgmt Science


ADP -Proxy edge
Global Investment Manager
BBN Corp
Boothby
Informix
Independence Blue Cross
US Healthcare
Educators Mutual Life
Trans-General Life Ins
Security APL


Ricoh
Radnor Center Assoc

                                                   1838 INVESTMENT ADVISORS L.P.
                                                   -----------------------------


The following policies are handled through our Broker:
Thomas Inglesby
Kistler Tiffany Companies
500 E. Swedesford Road Suite 300
Wayne, PA  19087-1697
(610 971-2800

Independence Blue Cross/Blue Shield                  Policy No. A29133D
Personal Choice Plan
1901 Market Street
Philadelphia, Pa  19103-1480
(215)241-3030
(610)238-6551


Aetna/U.S. Healthcare                                Policy No. 009231-0001
1425 Union Meeting Road
Blue Bell, PA  19422
(215)283-6820


Educator Mutual Life Insurance                       Policy No. 5292
202 N. Prince Street
P.O. Box 83149
Lancaster, Pa  17608-3149
(717)397-2751
(This policy is for $10,000 of life insurance on each employee as well as dental insurance).


TransGeneral Life Insurance Company                  Policy No. 906196
1 Commercial Plaza 15th Floor
280 Trumball Street
Hartford, CT  06103
(203)550-6000
This policy is for balance of life insurance as well as Long Term disability.

                                                   1838 INVESTMENT ADVISORS L.P.
                                                   -----------------------------


The following policies are handled through our Broker:
Michael Bove
Boothby & Associates
One Logan Square - 30th Floor
Philadelphia, PA  19103
(215)864-7410


Investment Advisor ERISA Insurance                   Company: Hartford
                                                     Policy: CBBLC5252

Asset Protection Bond                                Company: Chubb
                                                     Policy: 81247712-H

ERISA Bond Insurance                                 Company: Chubb
                                                     Policy: 81470586-A

Errors & Omission                                    Company: Chubb
                                                     Policy: 7022-72-61 (B)

Property/General Liability                           Company: Chubb
                                                     Policies: Various

Workers' Compensation                                Company: Chubb
                                                     Policy: (97)761-70-99

--------------------------------------------------------------------------------
                                PROGRAM OVERVIEW
--------------------------------------------------------------------------------


================================================================================
Policy                   Effective Date    Company    Limit          Premium
================================================================================
Invest. Advisor ERISA    3/7/97-07/20/98  Hartford   $26,950,000     $16,122
--------------------------------------------------------------------------------
Asset Protection Bond    7/20/97-7/20/98   Chubb     $   600,000     $ 3,050
--------------------------------------------------------------------------------
Property                 7/20/97-7/20/98   Chubb       Various       $ 5,346
--------------------------------------------------------------------------------
General Liability        7/20/97-7/20/98   Chubb     $ 1,000,000  Include. Above
--------------------------------------------------------------------------------
Non-Owned Auto           7/20/97-7/20/98   Chubb     $ 1,000,000     $   280
--------------------------------------------------------------------------------
Wokers' Compensation     7/20/97-7/20/98   Chubb      Statutory      $ 7,917
--------------------------------------------------------------------------------
Umbrella Liability       7/20/97-7/20/98   Chubb     $ 5,000,000     $ 3,145
--------------------------------------------------------------------------------
ERISA Bond               7/20/97-7/20/98   Chubb     $   600,000     $   540
--------------------------------------------------------------------------------
Professional Liability   9/1/97-7/20/98    Chubb     $ 1,000,000     $17,146
--------------------------------------------------------------------------------
Surety Bonds
  Oregon                 10/22/97-98       Chubb     $    10,000     $   100
  South Carolina         06/17/97-09       Chubb     $    10,000          98
  South Carolina         10/20/97-98       Chubb     $    50,000     $   388
  New Hampshire          08/27/97-98       Chubb     $    25,000     $   238
  Hawaii                 06/16/97-98       Chubb     $    50,000     $   500
  Alaska                 10/12/97-98       Chubb     $     5,000     $    50
  North Dakota           10/12/97-98       Chubb     $    25,000     $   250
  Massachusetts          01/30/97-98       Chubb     $    10,000     $   143
  Idaho                  10/12/97-98       Chubb     $    25,000     $   238
  Totals                                             $   210,000     $ 2,105
--------------------------------------------------------------------------------
Risk Management Fee      7/20/97-98        Boothby                   $ 7,500
--------------------------------------------------------------------------------
Total cost                                                           $63,151
================================================================================



                              BOOTHBY & ASSOCIATES
--------------------------------------------------------------------------------

                               EMPLOYEE BENEFITS

Medical Insurance
Dental Insurance
Life Insurance
Short Term Disability
Long Term Disabiltiy

401 (k) Plan           }  1838 Investment Advisors L.P. Employees Savings Plan
Profit Sharing Plan    }

Vacation Package
Personal Days
Paid Holidays
Sick Days
Maternity Leave
Family and Medical Leave Act

Tuition Reimbursement

   1838 Investment Advisors, L.P.
          A/R Analysis

                                                    6/27/98        8/18/98          MGR        Custodian
                                                    -------        -------      -----------
Total A/R O/S over 60 days                         182,250.00      51,827.06

Fred's Accounts LOA's Expired
Cristol, Elise                                         914.93         914.83    6/15 faxed to K. Mandelbaum
Cristol, Elise TUD                                   1,892.48       1,892.48    6/15 faxed to K. Mandelbaum
Dorothy Lansing                                      2,992.38                                  ML
Murthra, Rita                                          559.29                                  ML
Goodridge, Moriale                                   5,578.05                                  ML
Griffith, Mary                                       5,285.28                                  ML
Hayward, Malcolm                                     4,772.01                                  ML
Lane, Mary                                           6,010.60                                  DUMMY (ML)
Mathey, MacDonald                                      419.82                                  ML
O'Neill, Paul                                        7,238.23       7,283.23    waiting for lo ML
Thayer, anne                                         3,407.57                                  ML
Wood, Julia                                          3,757.67                                  ML
  All waiting for new LOA's
Jane Glick                                           3,234.54
Katherine Glick                                        857.76         857.76    waiting for loa
Sarah Glick                                            916.19         916.19    waiting for loa
Peter Schwartz                                       1,454.59
                                                    ---------    -----------
Total Fred                                          49,291.59      11,819.59
                                                    ---------    -----------
Other 2nd Notices Given
  NY Eye & Ear 3rd Note                              4,837.01      4,837l.01       John S
Good Samaritan                                       9,636.04       7,380.73    5/12 rerouted to client: was billed to SB
                                                                                     - 6/18 per ICAH - ck in mail 6/15
5/12 rerouted to client; was billed to SB

George Mackie ("Check is in the mail.")              7,047.27       7,047.27    6/11 Reduced rate; mailed 5th letter.
Baldwin School (waiting for LOA)                     7,335.37                      PJM         ML
PPD                                                  6,896.55
Wm. & Sheila Joiner                                                   973.05    6/16 Rerouted to broker
Advest                                                 776.58         776.58    6/6  Faxed to Dan Ragnoni (new contract)
Baker, Peter                                           576.44                        SSC
Chestnut Hill Academy                                8,093.68       8,093.68    6/12 Faxed to SB; per Bill O'Toole SB will pay
Dain Rauscher                                          224.63         224.63    6/8  Left message; no reply
Kathryn Donaldson                                      939.73         939.73           BTB  6/15 Lynn Hofler @ Paragon Advisors
                                                                                          said cannot be paid th
Graduate Cardrothoracic (rerouted to broker)         5,207.17       2,541.98
Lewis, Maxine                                       19,358.50                      JJM
Miami Children's a/c's                              27,524.74                    MZM,RLM
Legg Mason                                            734.46
James Mackie (ck returned; no signature)             5,077.99                      JJM
Geoffrey Mendelsohn                                    988.76         988.76       BTB    6/15 2nd letter mailed
ROBOR                                                1,500.00       1,500.00       HV
Aileen Roberts                                       2,368.02       2,368.02    GWG,BLK  6/12 2nd letter mailed to Corestates
Ellis Schullst                                       4,455.97                      PMI
SB Wrap reversed closed a/c's $1,351.36              2,476.70
  Vandergast                                                          164.80    6/12 Rerouted to Mellon Bank
  Jeanie Chol FBO Kettering                                           439.03    6/16 Rerouted to C H Dean & Assoc
  Bridgeport Radiology                                                521.51    6/12 per Bill O'Toole SB will send ck
Vector Security (closed; per Jay reverse invoice)    1,281.02       1,281.02    Assets held temporarily for one mo.
NY Eye & Ear Infirmary Pension 2                     6,349.75                      MGB
Univ. Surgical Grp.                                    938.70         938.70

Misc                                                 8,124.63

                                                  -----------    -----------
Action taken on this total                          98,997.48      41,016.50
                                                  ===========    ===========

====================================================================================================================================
                                                                                                       1838 Investment Advisors L.P.
====================================================================================================================================
ACCOUNTS RECEIVABLE AGED INVOICE REPORT
                                                                               Only Invoices 60 Days Past Due - AGED AS OF: 06/18/98
------------------------------------------------------------------------------------------------------------------------------------
                              INVOICE          DISCOUNT  DISCOUNT                                                               DAYS
RATE     INVOICE NO           DUE DATE         DUE DATE  AMOUNT   BALANCE  CURRENT  30 DAYS  60 DAYS   90 DAYS      120 DAYS    DELQ
----     ----------           --------         --------  -------- -------- -------  -------  -------   -------      --------    ----
ADV      Advest, Inc.                                    CONTACT                   PHONE              CREDIT LMT:          .00
0/31/98  0000083   - IN       01/31/98                       .00     776.58                                         776.58       138
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER ADV     TOTALS:       .00     776.58   .00         .00   .00          .00    776.58

ISC      Brinker Small Cap                               CONTACT                   PHONE              CREDIT LMT:          .00
3/27/98  94A          - IN    03/27/98                       .00       0.30                     .30                               83
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER BSC     TOTALS:       .00       0.30   .00         .00   .30          .00           .00

34564    CHESTNUT HILL ACADEMY                           CONTACT                   PHONE              CREDIT LMT:          .00
1/31/98  0002819  - IN        01/31/98                       .00   8,093.68                                       8,093.68       138
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER 0034564 TOTALS:       .00   8,093.68   .00         .00   .00          .00  8,093.68

90970    CRISTOL, ELISE H. T/V/D 11/20                   CONTACT                   PHONE              CREDIT LMT:          .00
2/28/98  0002885  - IN        02/28/98                       .00     914.93                               914.93                 110
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER 0090970 TOTALS:       .00     914.93   .00         .00   .00       914.93           .00

297966   CRISTOL, ELISE H.                               CONTACT                   PHONE              CREDIT LMT:          .00
2/28/98  002916   - IN        02/28/98                       .00   1,892.48                             1,892.48                 110
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER 0097966 TOTALS:       .00   1,892.48   .00         .00   .00     1,892.48           .00

DAIN     Dain, Rauscher                                  CONTACT                   PHONE              CREDIT LMT:          .00
1/31/98  0000089 - IN         01/31/98                       .00     224.63                                         224.63       138
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER DAIN    TOTALS:       .00     224.63   .00         .00   .00          .00    224.63

91225    GLICK, KATHERINE A TRUST                        CONTACT                   PHONE              CREDIT LMT:          .00
1/31/98  00002747 - IN        01/31/98                       .00     857.76                                         857.76       138
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER 0091225 TOTALS:       .00     857.76   .00         .00   .00          .00    857.76

91223    GLICK, SARAH TRUST                              CONTACT                   PHONE              CREDIT LMT:          .00
015      0002740  - IN        01/31/98                       .00     916.19                                         916.19       138
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER 0091223 TOTALS:       .00     916.19   .00         .00   .00          .00    916.19

13883    Good Samaritan Charitable Trst                  CONTACT                   PHONE              CREDIT LMT:          .00
11/31/98 0002311   - IN       01/31/98                       .00   7,380.73                                       7,380.73       138
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER 0013883 TOTALS:       .00   7,380.73   .00         .00   .00          .00  7,380.73

13307    GRADUATE C #2                                   CONTACT                   PHONE              CREDIT LMT:          .00
12/25/98 0001736   - IN       02/25/98                       .00   1,661.09                             1,661.09                 113
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER 0013307 TOTALS:       .00   1,661.09   .00         .00   .00     1,661.09           .00

13305    Graduate Cardrothoracic Assoc.                  CONTACT                   PHONE              CREDIT LMT:          .00
12/25/98 0001735   - IN       02/25/98                       .00     880.89                               880.89                 113
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER 0013305 TOTALS:       .00     880.89   .00         .00   .00       880.89           .00

13306    HARGETT, WM G. & SUSAN P.                       CONTACT                   PHONE              CREDIT LMT:          .00
12/25/98 0002860   - IN       02/28/98                       .00   1,011.31                             1,011.31                 110
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER 0021476 TOTALS:       .00   1,011.31   .00         .00   .00     1,011.31           .00

94476    HAYWARD, MALCOLM L.                             CONTACT                   PHONE              CREDIT LMT:          .00
2/9/98   2279A      - PP      02/09/98                       .00   1,496.30                                       1,496.30
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER 0094476 TOTALS:       .00   1,496.30   .00         .00   .00          .00  1,496.30

77030    HERMANN, DEBORAH K. IRA                         CONTACT                   PHONE              CREDIT LMT:          .00
3/17/98  0002911   - PP       03/17/98                       .00     16.15-                                16.15-
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                              CUSTOMER 0097030 TOTALS:       .00     16.15-   .00         .00   .00        16.15-          .00

10188    JOYNER, W. & SHEILA                             CONTACT                   PHONE              CREDIT LMT:          .00
2/28/98  0002847   - IN       02/28/98                       .00     973.05                               973.05                 110
                                                         -------   --------  ----  -----  ---------   ----------  ------------   ---
                      CUSTOMER 0010188         TOTALS:       .00     973.05   .00         .00   .00       973.05           .00


--------------------------------------------------------------------------------
System Date: 06/17/98 / 12:25pm                                          Page: 1
Duplication Date: 06/18/98                          User: SMH / Susan Huffington

====================================================================================================================================
                                                                                                       1838 Investment Advisors L.P.
====================================================================================================================================
ACCOUNTS RECEIVABLE AGED INVOICE REPORT
                                                                               Only Invoices 60 Days Past Due - AGED AS OF: 06/18/98
------------------------------------------------------------------------------------------------------------------------------------
                              INVOICE          DISCOUNT  DISCOUNT                                                               DAYS
RATE     INVOICE NO           DUE DATE         DUE DATE  AMOUNT   BALANCE  CURRENT  30 DAYS  60 DAYS   90 DAYS      120 DAYS    DELQ
----     ----------           --------         --------  -------- -------- -------  -------  -------   -------      --------    ----
81504    Kathryn J. Donaldson                          CONTACT: Lynn Holler       PHONE                 CREDIT LMT:      .00
3/31/98  0003012  - IN        03/31/98                      .00    939.73                                  939.73                79
                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                              CUSTOMER 0081504 TOTALS:      .00    939.73   .00          .00    939.73        .00        .00

18600    LANE, MARY AND CARL TTEE CARL                  CONTACT                   PHONE                 CREDIT LMT:      .00
3/26/98  94A          - IN    03/26/98                      .00 1,501.03-                     1,501.03-
                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                              CUSTOMER 0018600 TOTALS:      .00 1,501.03-   .00          .00  1,501.03-       .00        .00

10177    LOECHTE, BONITA L.                             CONTACT                   PHONE                 CREDIT LMT:      .00
12/28/98 0002819  - IN        02/28/98                      .00    792.84                                  792.84                110
                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                              CUSTOMER 0010177 TOTALS:      .00    792.84   .00          .00       .00     792.84        .00

50045    MACKIE, GEORGE                                 CONTACT                   PHONE                 CREDIT LMT:      .00
7/31/97  0002885  - IN        07/31/97                      .00  1,633.35                                           1,633.35     322
10/31/97 0001911 - IN         10/31/97                      .00  1,648.59                                           1,648.50     230
1/31/98  002606 - IN          01/31/98                      .00  1,660.70                                           1,660.70     138
                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                              CUSTOMER 0050045 TOTALS:      .00  4,942.64   .00          .00       .00        .00   4,942.64

50050    MACKIE, GEORGE JR. TTEE GEN S                  CONTACT                   PHONE                 CREDIT LMT:      .00
7/31/97  0002916 - IN         07/31/97                      .00    680.10                                             680.10     322
10/31/97 0001915 - IN         10/31/97                      .00    674.78                                             674.78     230
1/31/98  0002610 - IN         01/31/98                      .00    749.75                                             749.75     138
                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                              CUSTOMER 0050050 TOTALS:      .00  2,104.63   .00          .00       .00        .00   2,104.63

19269    MENDELSOHN, GEOFFREY IRA ROLL                  CONTACT                   PHONE                 CREDIT LMT:      .00
1/31/98  24478 - IN           01/31/98                      .00    988.76                                             988.76     138
                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                              CUSTOMER 19269   TOTALS:      .00    988.76   .00          .00       .00        .00     988.76

27615    NY Eye & Ear Infirmary-Perm Ed                 CONTACT                   PHONE                 CREDIT LMT:      .00
1/31/97  00000130 - IN        01/31/97                      .00  3,732.71                                           3,732.71     503
1/31/97  0000441              01/31/97                      .00  1,104.30                                           1,104.30     503
                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                              CUSTOMER 0027615 TOTALS:      .00  4,837.01   .00          .00       .00        .00   4,837.01

93770    O'NEILL, W. PAUL                               CONTACT                   PHONE                 CREDIT LMT:      .00
03/31/98 0002990  - IN        03/31/98                      .00  7,238.23                     7,283.23                            79
                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                              CUSTOMER 93770   TOTALS:      .00  7,238.23   .00          .00  7,283.23        .00        .00

70496    ROBERTS, AILEEN                                CONTACT                   PHONE                 CREDIT LMT:      .00
1/31/98  0002392   - IN       01/31/98                      .00    779.10                                             779.10     138
2/28/98  0002849 - IN         02/28/98                      .00  1,588.92                                1,588.92        .00     110
                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                              CUSTOMER 0070496 TOTALS:      .00  2,368.02   .00          .00       .00   1,588.92     779.10

BOR      ROBOR                                          CONTACT                   PHONE                 CREDIT LMT:      .00
1/31/98  IQ98 - IN            03/31/98                      .00  1,500.00                     1,500.00                            79
                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                              CUSTOMER ROBOR   TOTALS:      .00  1,500.00   .00          .00  1,500.00        .00        .00

W        Smith Barney Wrap                              CONTACT                   PHONE                 CREDIT LMT:      .00
1/31/98  000086 - IN          01/31/98                      .00    603.83                                             603.83     138
1/31/98  0002847 - IN         01/31/98                      .00    521.51                                             521.51     138
                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                              CUSTOMER SBW     TOTALS:      .00  1,125.34   .00          .00       .00        .00   1,125.34

87953    UNIVERSITY SURGICAL GRP OF CIN                 CONTACT                   PHONE                 CREDIT LMT:      .00
3/26/98  0002884 - IN        03/26/98                      .00    938.70                       938.70                            84
                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                              CUSTOMER 0087953 TOTALS:      .00    938.70   .00          .00    938.70        .00        .00

10576    VECTOR SECURITY                                CONTACT                   PHONE                 CREDIT LMT:      .00
1/31/98  0002393 - IN        01/31/98                      .00  1,281.02                                           1,281.02     138
                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                              CUSTOMER 0010576 TOTALS:      .00  1,281.02   .00          .00        00        .00   1,281.02

                                                       -------- ---------  ----   -----  ---  --------  ---------- ---------    ----
                             REPORT           TOTALS:      .00 51,627.06   .00          .00   9,115.93  9,699.36  32,811.77
         NUMBER OF CUSTOMERS:                      28
                                                       ======== =========  ====   =====  ===  ========  ========== =========    ====


--------------------------------------------------------------------------------
System Date: 06/17/98 / 12:25pm                                          Page: 1
Duplication Date: 06/18/98                          User: SMH / Susan Huffington

1838 Institutional Accounts by Market Value            08-Jun-98          Page 1


3/31/98 Market Value          Client ID          Client Name                            Manager

   289,249,071.95             60005              PENNSYLVANIA MEDICA                    JOHN DONALDSON
   272,483,609.20             00002              PECO ENERGY COMPANY                    JAY MCELROY
   161,584,565.47             00010              SEI FINANCIAL CORP                     ED POWELL
   143,445,351.53             93313              PHILADELPHIA CONTRIB                   JAY MCELROY
   138,014,996.42             35606              TEAMSTERS LOCAL 282 P                  PJM-Block Accounts
    85,457,265.51             22900              DREXEL UNIVERSITY POO                  MELYSA GONZALEZ
    85,285,902.08             06911              NATIONAL BOARD OF ME                   GWG-Block Accounts
    83,450,932.25             97665              1838 BOND-DEBENTURE T                  JOHN DONALDSON
    78,796,560.69             06765              GIRARD RESIDUARY FUN                   MELYSA GONZALEZ
    74,952,595.04             10172              DP AMERICA GROWTH FU                   ED POWELL
    64,479,645.69             94856              ROTHSCHILD GUERNSEY                    JTD-Block Accounts
    63,952,501.66             38414              TEAMSTERS LOCAL 830 P                  PJM-Block Accounts
    60,217,734.31             94746              STAFFORD SAVINGS BAN                   PJM-Individuals
    59,947,606.01             HM60005            PENNSYLVANIA MEDICA                    JOHN DONALDSON
    59,852,522.80             02101              INDEPENDENCE FOUNDA                    MELYSA GONZALEZ
    59,831,813.59             93144              AMERICAN PHILOSOPHIC                   MELYSA GONZALEZ
    59,583,502.97             10180              CHRISTIAN BROTHERS IN                  ED POWELL
    55,159,645.50             93315              PHILADELPHIA CONTRIB                   GWG-Block Accounts
    54,490,571.55             06497              1838 FIXED INCOME FUND                 MARCIA ZERCOE
    50,276,248.26             66001              MIAMI CHILDREN'S HOSPI                 MARCIA ZERCOE
    49,592,202.78             61000              PHYSICIANS LIABILITY IN                JOHN DONALDSON
    49,535,546.59             23456              EASTON HOSPITAL PENSI                  JTD-Block Accounts
    48,026,863.56             51456              LOCAL 584 PENSION TRUS                 MELYSA GONZALEZ
    47,782,888.94             32400              AMERICAN COLLEGE OF                    GWG-Block Accounts
    46,073,919.28             07481              EMPLOYEES RETIREMENT                   MARCIA ZERCOE
    45,501,448.44             60008              AMERICAN BOARD OF IN                   GWG-Block Accounts
    41,520,013.56             94809              SAN FRANCISCO CULINA                   MELYSA GONZALEZ
    40,795,926.20             94127              BALA PRESBYTERIAN HO                   THACHER BROWN
    38,763,672.06             28941              ECFMG LONG-TERM FUN                    PJM-Block Accounts
    38,725,092.01             18014              CORE VALUE EQUITY FU                   MELYSA GONZALEZ
    38,630,261.48             36607              1838 SMALL CAP EQUITY                  ED POWELL
    38,352,543.50             86157              EDGCOMB METALS CO                      PJM-Block Accounts
    35,721,858.28             23150              GOULD ELECTRONICS, IN                  JTD-Block Accounts
    35,067,090.76             41113              JOINT PLUMBING INDUST                  MFB-Block Accounts
    31,761,493.19             16150              PHYSICIANS PLUS MEDIC                  ED POWELL-SMITH B
    30,991,812.50             10196              GIST-BROCADES                          MELYSA GONZALEZ
    30,762,416.67             60005EQ            PENNSYLVANIA MEDICA                    MELYSA GONZALEZ
    30,496,450.39             00011              SEI SMALL CAP FUND                     ED POWELL
    30,186,529.47             00003              PECO ENERGY COMPANY                    JAY MCELROY
    30,122,264.57             92344              WEST LAUREL HILL CEME                  GWG-Block Accounts

1838 Institutional Accounts by Market Value            08-Jun-98          Page 2


3/31/98 Market Value          Client ID          Client Name                            Manager


    29,654,505.82             09750              THE BHUTAN TRUST FUN                   MELYSA GONZALEZ
    27,851,742.83             18034              FRIENDS HOSPITAL PENSI                 GWG-Block Accounts
    27,537,881.47             68406              CITY OF AURORA, ILLINO                 MARCIA ZERCOE
    27,343,277.68             10175              CINCINNATI BELL - 1838 I               ED POWELL
    25,482,662.08             10020              PROVIDENT MUTUAL DIV                   ED POWELL
    25,106,275.62             60006              INDEPENDENCE SEAPORT                   GWG-Block Accounts
    24,610,162.55             09630              INTERNATIONAL UNION                    PJM-Block Accounts
    24,470,640.34             06995              INDEPENDENCE BLUE CR                   MELYSA GONZALEZ
    23,230,034.38             33333              KENDAL-CROSSLANDS C                    MELYSA GONZALEZ
    23,166.785.93             36016              VICTAULIC COMPANY OF                   JTD-Block Accounts
    22,141,008.37             95031              NEWTON CONTRIBUTORY                    MFB-Block Accounts
    22,010,163.88             25707              COPIC INSURANCE COMP                   JOHN  DONALDSON
    20,697,067.59             11192              EMPLOYEES RETIREMENT                   MELYSA GONZALEZ
    20,528,098.75             50000              TEAMSTERS LOCAL #500-                  MFB-Block Accounts
    20,408,604.58             84330              SERVICE EMPLOYEES LO                   ED POWELL
    20,397,775.71             40100              KIMBALL RETIREMENT P                   ED POWELL-KIMBALL
    20,275,592.98             01020              HMS SCHOOL                             GWG-Block Accounts
    19,693,766.59             02103              INDEPENDENCE FOUNDA                    GWG Short Term of Fixe
    19,539,693.38             94984              TOWN OF BRAINTREE RE                   MFB-Block Accounts
    18,967,167.67             29051              ASPLUNDH TREE EXPERT                   MARCIA ZERCOE
    18,840,157.61             94798              ANNE T. STARR TRUSTREE                 GWG Individual / Directe
    18,561,470.00             07990              ANALYTIC SERVICE INC                   GWG-Block Accounts
    17,736,899.72             63901              HEALTH SCIENCES FOUN                   MELYSA GONZALEZ
    17,029,648.85             51292              STICHTING PENSIOENFON                  HANS van den BERG
    16,574,621.06             00008              AMPEX RETIREMENT MA                    JOE DOYLE
    16,090,015.19             17700              NECA-IBEW LOCAL 177 P                  MELYSA GONZALEZ
    16,083,093.39             20201              NATIONAL MANUFACTUR                    MELYSA GONZALEZ
    15,806,529.81             38560              PENNSYLVANIA MEDICA                    JTD-Block Accounts
    15,615,806.51             20050              GIRARD SMALL CAPITAL                   ED POWELL
    15,501,062.76             27678              THE NEW YORK EYE AND                   MELYSA GONZALEZ
    15,024,053.30             94723              SILO INC PENSION FUND                  RHONDA MCNAVISH
    14,817,287.53             15002              ALPAHARMA INC.                         MFB-Block Accounts
    14,701,566.73             60009              AMERICAN BOARD OF IN                   MARCIA ZERCOE
    14,100,742.37             93879              WILLIAM S. LOEB T/U/W A                FRED DITTMANN
    13,880,198.75             95055              LITTLE LEAGUE BASEBAL                  GWG-Block Accounts
    13,142,988.53             08660              AMERICAN PUBLIC POWE                   JTD-Block Accounts
    12,387,122.95             94371              TEXTILE PROCESSORS, SE                 PJM-Block Accounts
    12,043,622.01             05401              DELAWARE COMMUNITY                     BERNIE BLAIS
    11,987,676.81             98009              CITY OF BETHLEHEM                      MELYSA GONZALEZ
    11,603,824.68             93316              GERMANTOWN INSURAN                     JOHN DONALDSON

1838 Institutional Accounts by Market Value            08-Jun-98          Page 3


3/31/98 Market Value          Client ID          Client Name                            Manager
    11,367,647.16             36622              MENNINGER FUND - 1838 I                ED POWELL-SMITH B
    11,245,371.40             95005              LOUIS N CASSETT FOUND                  GWG-Block Accounts
    11,196,449.31             89311              TORRANCE MEMORIAL M                    ED POWELL-SMITH B
    10,952,149.50             29379              HORIZON HEALTH SYSTE                   MELYSA GONZALEZ
    10,501,416.80             47946              FAIRMOUNT PARK ASSOC                   JTD-Block Accounts
    10,374,731.98             70941              DATRON INC RETIREMEN                   JTD-Block Accounts
    10,348,929.52             96240              METHODIST HOSPITAL DI                  MARCIA ZERCOE
    10,308,158.21             94366              BRUNSCHWIG & FILS INC                  JTD-Block Accounts
    10,167,337.83             32300              AMERICAN COLLEGE OF                    GWG-Block Accounts
    10,124,424.15             47756              PROVIDENT MUTUAL CO                    MELYSA GONZALEZ
     9,767,448.14             25802              RORER PROVIDENT TRUS                   JAY MCELROY
     9,661,076.76             19000              EDNA G. KYNETT MEMOR                   MFB-Block Accounts
     8,895,625.78             53062              BENILDE RELIGIOUS & CH                 ED POWELL
     8,538,776.03             29053              ASPLUNDH TREE EXPERT                   JAY MCELROY
     8,510,859.93             06912              NBME RESEARCH FUND                     GWG-Block Accounts
     8,414,807.09             82227              CHESTNUT HILL HOSPITA                  MARCIA ZERCOE
     8,106,121.15             22564              PINE MANOR COLLEGE                     GWG-Block Accounts
     8,069,247.69             24326              AMERICAN BOARD OF SU                   GWG-Block Accounts
     7,806,658.50             94367              BRUNSCHWIG & FILS INC                  JTD-Block Accounts
     7,800,767.49             05825              UNITED WAY OF DADE C                   MELYSA GONZALEZ
     7,743,347.94             95102              SHELTER LANE CORPORA                   BERNIE BLAIS
     7,711,620.45             26701              COPIC TRUST                            JOHN DONALDSON
     7,704,904.22             14093              CATHOLIC FOUNDATION                    PRUDENTIAL WRAP-P
     7,603,697.26             13883              GOOD SAMARITAN CHARI                   ED POWELL-SMITH B
     7,297,369.23             95054              LITTLE LEAGUE FOUNDA                   GWG-Block Accounts
     7,244,502.82             47243              THE COMMON FUND GEN                    MELYSA GONZALEZ
     6,972,340.22             01893              BINSWANGER CORP PROF                   GWG-Block Accounts
     6,859,121.35             93352              ESTATE OF GENEVRA LIE                  JAY MCELROY
     6,768,575.96             32200              AMERICAN COLLEGE OF                    RHONDA MCNAVISH
     6,615,844.03             02690              SUPERIOR GROUP, INC. M                 PJM-Special Equity
     6,555,140.73             30586              NEW YORK EYE & EAR IN                  MELYSA GONZALEZ
     6,447,461.35             15252              STOCKTON RUSH BARTOL                   PJM-Block Accounts
     6,402,805.68             93314              PHILADEPHIA CONTRIB                    GWG-Block Accounts
     6,395,377.30             10021              EDWARD C LEVY, CO. MA                  ED POWELL
     6,196,221.25             49142              BENEFICIAL MUTUAL SA                   MFB-Block Accounts
     6,124,542.46             13388              GROUP HEALTH PLAN INC                  MELYSA GONZALEZ
     6,052,595.96             12400              NAVISTAR RETIREE SUPP                  ED POWELL-SMITH B
     5,979,212.28             34576              MEDICAL MALPRACTICE I                  ED POWELL
     5,908,287.08             56053              KENDAL AT HANOVER IN                   MELYSA GONZALEZ
     5,871,179.68             92381              WINGATE LLOYD AND H.                   FRED DITTMANN

1838 Institutional Accounts by Market Value            08-Jun-98          Page 4


3/31/98 Market Value          Client ID          Client Name                            Manager
     5,844,706.18             93366              BALDWIN SCHOOL INVES                   PJM-Block Accounts
     5,844,688.42             94803              EDWARD STARR, JR. TRUS                 GWG Individual / Directe
     5,583,215.18             35010              RALPH AND SUZANNE RO                   GWG-Block Accounts
     5,574,817.05             81052              THE EPISCOPAL ACADEM                   GWG-Block Accounts
     5,535,101.64             94799              EDWARD STARR, JR TRUS                  GWG Individual / Directe
     5,146,527.13             30967              KENDAL AT OBERLIN-OP                   MFB-Block Accounts
     5,141,816.76             37308              COTTEY COLLEGE                         SMITH BARNEY SC W
     5,058,653.76             92378              T/U/W OF H.G. LLOYD FOR                FRED DITTMANN
     4,980,443.55             08865              HARVEL PENSION PLAN                    JTD-Block Accounts
     4,849,668.56             05820              PHILADELPHIA CITY INST                 MFB-Block Accounts
     4,730,330.61             35070              COMMONWEALTH TRANS                     RHONDA MCNAVISH
     4,524,182.42             92377              T/U/D 12/7/64 OF DOROTH                FRED DITTMANN
     4,407,150.42             34619              TANRIDGE LIMITED                       HANS van den BERG
     4,404,800.61             11513              HUDSON COUNTY DISTRI                   MELYSA GONZALEZ
     4,397,626.16             34564              CHESTNUT HILL ACADEM                   MELYSA GONZALEZ
     4,383,798.11             06910              NATIONAL BOARD OF ME                   GWG Short Term or Fixe
     4,344,310.21             50067              THE UNION LEAGUE OF P                  JOE DOYLE
     4,178,008.60             38499              PENNSYLVANIA MEDICA                    JTD-Block Accounts
     4,093,625.32             10291              MEESPIERSON UMBRELLA                   MELYSA GONZALEZ
     4,064,056.68             04048              SOCIETY CATHOLIC MEDI                  PJM-Block Accounts
     4,027,954.45             13001              COMMUNICATIONS WOR                     MFB-Block Accounts
     3,952,670.24             95048              ELLEN D. L. BROWNING T                 BERNIE BLAIS
     3,866,709.39             94293              RESIDUARY  TRUST UNDE                  JAY MCELROY
     3,827,673.75             08900              AMERICAN COLLEGE OF                    JTD-Block Accounts
     3,656,933.92             27615              NEW YORK EYE & EAR IN                  MELYSA GONZALEZ
     3,592,382.66             14580              UPLAND COUNTRY DAY S                   MFB-Block Accounts
     3,429,767.81             92232              STEPHENSON FOUNDATIO                   FRED DITTMANN
     3,415,124.04             38500              PENNSYLVANIA MEDICA                    JTD-Block Accounts
     3,150,819.92             02383              PLANNED PARENTHOOD                     DEAN WITTER BALAN
     3,136,660.81             94869              STANTON N. SMULLENS,                   FRED DITTMANN
     3,117,514.62             93511              T/U/D 12/2/68 FOR EMMALI               FRED DITTMANN
     2,990,557.53             50053              TRUSTEE UA DTD 08/22/75                JAY MCELROY
     2,982,810.77             11363              POTTSTOWN MEDICAL SP                   BERNIE BLAIS
     2,896,449.85             47757              UPPER DARBY POLICE SM                  GWG Individual / Directe
     2,857,879.41             49106              ACOUSTICAL SOCIETY OF                  BERNIE BLAIS
     2,778,865.70             13000              COMMUNICATIONS WOR                     MFB-Block Accounts
     2,770,871.79             10022              ROBERT A. LEVY REVOCA                  SMALL CAP QUASI W
     2,767,082.49             08949              AMERICAN COLLEGE OF                    JTD-Block Accounts
     2,749,592.83             43729              VINCENT GIORDANO COR                   BERNIE BLAIS
     2,705,842.68             78012              KENDAL@HANOVER-NE                      MICHAEL BIEMER

1838 Institutional Accounts by Market Value            08-Jun-98          Page 5


3/31/98 Market Value          Client ID          Client Name                            Manager
     2,698,878.19             92237              T/U/D FRANCES H. DITM                  FRED DITTMANN
     2,689,956.76             11380              POTTSTOWN MEDICAL SP                   BERNIE BLAIS
     2,669,932.06             94687              T/U/D DATED 2/15/66 FOR                JAY MCELROY
     2,665,009.00             04035              KONO FOUNDATION                        FRED DITTMANN
     2,618,491.36             92597              CHESTNUT HILL HOSPITA                  MFB-Block Accounts
     2,596,894.13             93519              T/U/D 10/1/68 JULIAN F. GO             FRED DITTMAN
     2,576,613.86             03638              FRANK L NEWBURGER JR                   FRED DITTMAN
     2,455,951.27             06485              MILK INDUSTRY OFFICE P                 JAY MCELROY
     2,405,440.43             16667              EATMOR MARKETS EMPL                    BERNIE BLAIS
     2,361,102.40             20958              NEW YORK EYE AND EAR                   LOUIS J ROSATO
     2,310,034.78             95041              PEARL S. BUCK FOUNDAT                  MFB-Block Accounts
     2,281,436.69             01894              BINSWANGER CORP MON                    GWG-Block Accounts
     2,257,547.12             14412              DADE COMMUNITY FOUN                    LOUIS J ROSATO
     2,246,000.64             56897              UNITED WAY OF DADE C                   JTD-Block Accounts
     2,215,331.28             64802              1838 401K EQUITY                       MELYSA GONZALES
     2,158,206.14             94533              RESIDUARY TRUST U/W F                  JAY MCELROY
     2,143,087,16             38778              AMERICAN BOARD OF AL                   JTD-Block Accounts
     2,142,918.25             06551              RADNOR TOWNSHIP POLI                   LOUIS J ROSATO
     2,088,419.73             08662              AMERICAN PUBLIC POWE                   JOE DOYLE
     2,081,761.79             02101MU            INDEPENDENCE FOUNDA                    GWG Individual / Directe
     1,981,186.68             66003              MIAMI CHILDREN'S HOSPI                 RHONDA MCNAVISH
     1,939,710.39             17173              MALCOLM B. JACOBSON                    GWG Individual / Directe
     1,776,336.31             28942              THE COMMISSION FOR FO                  PATRICIA J. MYERS
     1,772,145.47             42992              KENDAL AT HANOVER-W                    RHONDA MCNAVISH
     1,738,453.85             47521              BALL FOUNDATION                        SMALL CAP QUASI W
     1,690,167.09             63728              GEORGE H. STEPHENSON                   FRED DITTMANN
     1,689,653.31             01895              BINSWANGER FOUNDATI                    GWG-Block Accounts
     1,687,879.76             06382              PLANNED PARENTHOOD                     DEAN WITTER BALAN
     1,686,738.09             72261              GEORGE A. HORMEL II TT                 SMALL CAP QUASI W
     1,560,905.11             80551              DREWRY R. FOX LIVING T                 BERNIE BLAIS
     1,551,704.47             67600              TEAMSTERS LOCAL 676 A                  MICHAEL BIEMER
     1,521,249.74             50051              JAMES W MACKIE TTEE D                  JAY MCELROY
     1,505,779.46             97468              T/U/W ROSE H. WOLF F/B/                FRED DITTMANN
     1,486,977.61             45052              CAROLINE C. KRESSLY TR                 FRED DITTMANN
     1,483,605.58             04140              WILLIAM B. KESSLER ME                  LOUIS J ROSATO
     1,442,369.47             10227              MARTIN'S RUN LIFE CARE                 PJM-Block Accounts
     1,432,647.51             50048              KATHLEEN G LAKE IRREV                  JAY MCELROY
     1,424,862.45             18600              MARY AND CARL H. LANE                  FRED DITTMANN
     1,413,096.74             94917              ELIZABETH G. HERMELEE                  FRED DITTMANN
     1,390,453.95             97450              T/U/W MORRIS WOLF F/B/                 FRED DITTMANN

1838 Institutional Accounts by Market Value            08-Jun-98          Page 5


3/31/98 Market Value          Client ID          Client Name                            Manager
     1,386,747.60             29052              ASPLUNDH FOUNDATION                    MARCIA ZERCOE
     1,369,147.89             66589              PALISANDER FINANCE &                   BERNIE BLAIS
     1,363,176.88             97788              H. GATES LLOYD III & JOH               FRED DITTMANN
     1,348,357.46             58700              TRUST U/W OF EDGAR L. F                BERNIE BLAIS
     1,335,635.39             89265              ESTHER & THOMAS CARP                   BERNIE BLAIS
     1,335,625.41             93292              TRUST UNDER WILL FOR                   FRED DITTMANN
     1,327,154.47             18559              JA SCOTT INVESTMENTS,                  TAX SMART - GROUP
     1,317,595.28             50050              GEORGE C MACKIE JR TT                  JAY MCELROY
     1,301,832.16             93406              JAMES N BRODERICK AN                   JAY MCELROY
     1,269,356.51             10150              WILLIAM VAN ALAN CLA                   FRED DITTMANN
     1,263,894.46             50052              TRUSTEE US DTD 08/22/75                JAY MCELROY
     1,256,970.88             50069              THE UNION LEAGUE OF P                  JOE DOYLE
     1,247,025.94             30959              KENDAL AT OBERLIN-OP                   RHONDA MCNAVISH
     1,236,892.69             93244              T/U/W JOHN HAMPTON BA                  FRED DITTMANN
     1,235,508.98             08129              1838 I/A SALARIED SAVIN                PJM-Special Equity
     1,201,297.55             94918              JANE GELLER & MONROE                   FRED DITTMANN
     1,113,647.89             07333              AMERICAN SOCIETY OF N                  GWG Short Term of Fixe
     1,094,810.57             08726              1838 INVESTMENT ADVIS                  HANS van den BERG
     1,094,164.01             59639              KENDAL AT HANOVER LI                   RHONDA MCNAVISH
     1,069,384.23             40210              BETTIE SIEGEL FAMILY T                 LOUIS J ROSATO
     1,050,244.80             06552              RANDNOR TOWNSHIP CIVI                  LOUIS J ROSATO
     1,023,108.06             59407              KENDAL AT HANOVER-C                    LOUIS J ROSATO
       980,401.41             25771              RORER PROVIDENT TRUS                   JAY MCELROY
       943,240.59             44067              CHURCH OF THE EPIPHAN                  BERNIE BLAIS
       929.663.03             51524              FRANKFORD LEATHER CO                   BERNIE BLAIS
       902,229.76             90220              MARIO V. MASSIMINI LIVI                BERNIE BLAIS
       902,093.95             90212              ELIZABETH C. MASSIMINI                 BERNIE BLAIS
       899,490.21             02218              ST. ANDREW'S SOCIETY M                 JAY MCELROY
       893,121.46             92412              STEPHEN DITTMANN, FRE                  FRED DITTMANN
       878,255.78             02254              ST. ANDREW'S SOCIETY G                 JAY MCELROY
       840,753.76             94672              JAMES DONNELLY MARIT                   TAX SMART-GROUP
       840,229.73             02192              ST. ANDREW'S SOCIETY F                 JAY MCELROY
       811,763.59             75003              RUTH R. SCOTT AND EAR                  FRED DITTMANN
       780,488.26             35327              VICKI GREEN & DAVID SN                 BERNIE BLAIS
       751,624.95             11250              LITTLETON FIRE OLD HIR                 SMALL CAP QUASI W
       727,149.56             94603              TRUST U/D OF FRANCIS LI                JAY MCELROY
       710,296.72             03633              WILLIAM D. BERGER INSU                 FRED DITTMANN
       691,432.97             40074              COPELAND SURVEYING P/                  BERNIE BLAIS
       668,482.39             97966              TRUST UNDER DEED 11/20                 FRED DITTMANN
       646,202.67             94878              CAROLINE KRESSLY CUS                   FRED DITTMANN

1838 Institutional Accounts by Market Value            08-Jun-98          Page 7


3/31/98 Market Value          Client ID          Client Name                            Manager
       637,633.26             02263              ST. ANDREW'S SOCIETY S                 JAY MCELROY
       628,187.50             29112              N.A.B.E.T. LOCAL #11                   MARCIA ZERCOE
       616,400.65             32057              NEW YORK EYE AND EAR                   LOUIS J ROSATO
       594,404.76             92391              THE TRUST UNDER DEED                   FRED DITTMANN
       591,900.24             91223              JOHN H. GLICK, TTEE SAR                FRED DITTMANN
       585,934.39             10496              AILEEN K. AND BRIAN L.                 GWG-Block Accounts
       582,703.76             94873              MATTHEW C. KRESSLY C                   FRED DITTMANN
       581,713.24             98332              MARTIAL TRUST FOR ELI                  FRED DITTMANN
       579,280.21             81504              KATHRYN J. DONALDSON                   BERNIE BLAIS
       561,902.72             94874              AMANDA E. KRESSLY CU                   FRED DITTMANN
       558,058.43             91225              JOHN H. GLICK, TTEE KAT                FRED DITTMANN
       555,588.03             02209              ST. ANDREW'S SOCIETY M                 JAY MCELROY
       548,331.30             20460              EASTMAN SAVINGS AND                    SMITH BARNEY LC W
       500,398.50             84451              U/A DTD 12/27/76 FOR HEL               FRED DITTMANN
       497,535.08             84125              ST. MARY'S CHURCH - ST                 FRED DITTMANN
       497,108.19             04169              WILLIAM B. KESSLER ME                  LOUIS J ROSATO
       472,242.98             14710              NELLE W CARLSMITH TR                   FRED DITTMANN
       456,626.70             45054              CAROLINE C. KRESSLY SU                 FRED DITTMANN
       455,438.86             38418              TEAMSTERS LOCAL 830 M                  MARCIA ZERCOE
       431,105.02             84443              MARGARET AIMEE KEUL                    FRED DITTMANN
       429,566.32             84824              PATHOLOGY CONSULTAN                    BERNIE BLAIS
       411,292.40             50049              KGR FOUNDATION, INC                    JAY MCELROY
       407,268.05             14711              DONN W. CARLSMITH TR                   FRED DITTMANN
       396.888.64             84124              ST. MARY'S CHURCH - RE                 FRED DITTMANN
       395,915.98             94607              EDITH M. CARLSMITH TR                  FRED DITTMANN
       378,301.73             98331              FAMILY TRUST FOR ELISE                 FRED DITTMANN
       365,014.16             94911              CAROLINE KRESSLY TRU                   FRED DITTMANN
       327,374.17             30900              KENDAL AT OBERLIN-BO                   RHONDA MCNAVISH
       314,009.19             66002              MIAMI CHILDREN'S HOSPI                 RHONDA MCNAVISH
       299,121.14             83919              U/A DTD 12/19/79 FOR AND               FRED DITTMANN
       290,129.96             44042              CHURCH OF THE EPIPHAN                  BERNIE BLAIS
       289,460.76             85750              U/A DTD 12/30/89 FOR MO                FRED DITTMANN
       266,758.76             83952              E.C. STYBERG DEFINED B                 LOUIS J ROSATO
       266,209.43             96247              METHODIST HOSPITAL DI                  RHONDA MCNAVISH
       249,441.83             96243              METHODIST HOSPITAL DI                  MARCIA ZERCOE
       248,670.98             17461              KAELEMAKULE TRUST                      FRED DITTMANN
       242,298.51             84832              PATHOLOGY CONSULTAN                    BERNIE BLAIS
       241,052.25             72004              EARL S. SCOTT TRUST DA                 FRED DITTMANN
       221,137.72             95038              JOAN S. STEELE REVOCA                  FRED DITTMANN
       215,940.76             97135              MARGARET Y K ODA, TRU                  FRED DITTMANN

1838 Institutional Accounts by Market Value            08-Jun-98          Page 8


3/31/98 Market Value          Client ID          Client Name                            Manager
       215,802.36             97130              HAROLD T. KURISU, TRUS                 FRED DITTMANN
       215,801.41             97134              GEORGE I. KURISU TRUST                 FRED DITTMANN
       215,791.41             97133              HARUKO K. YOSHINA, TR                  FRED DITTMANN
       215,782.58             97131              ALBERT G. KURISU, TRUS                 FRED DITTMANN
       215,767.80             97132              HATSUKO K. TANAKA TR                   FRED DITTMANN
       202,761.64             01415              CBWC&I PROFIT SHARING                  FRED DITTMANN
       199,684.00             72003              THE ESTATE OF DR. EARL                 FRED DITTMANN
       199,586.48             92990              T/U/D DATED 2/6/59 FOR W               JAY MCELROY
       197,833.60             50066              THE UNION LEAGUE OF P                  JOE DOYLE
       173,882.65             95037              RICHARD STEELE REVOC                   FRED DITTMANN
       114,314.35             96242              METHODIST HOSPITAL FO                  RHONDA MCNAVISH
        69,836.83             06349              1838 INVESTMENT ADVIS                  MARCIA ZERCOE
         8,572.24             96244              METHODIST HOSPITAL DI                  RHONDA MCNAVISH
         3,231.52             30926              KENDAL AT OBERLIN-CO                   RHONDA MCNAVISH
                              02227              ST. ANDREW'S SOCIETY                   JAY MCELROY
                              07368              RIVERSIDE MEDICAL CEN                  ED POWELL
                              12002              PROVIDENT MUTUAL LIF                   ED POWELL
                              14039              T/U/W JOHN J. SERRELL N                PATRICIA J. MYERS
                              14040              NON QTTP FAMILY T/U/W J                PATRICAI J. MYERS
                              21061              ELLIOT COOPERMAN PRO                   JOHN LISLE
                              21062              MIRIAM COOPERMAN PR                    JOHN LISLE
                              21074              ALAN LEAVITT TRUST #2                  SMALL CAP QUASI W
                              21075              DAVID LEAVITT TRUST #2                 SMALL CAP QUASI W
                              26529              MARKET STREET FUND N                   ED POWELL
                              31176              LANA ROSEN FIELD TRUS                  SMALL CAP QUASI W
                              35334              RIVERSIDE FOUNDATION                   CINDY AXELROD
                              35533              RIVERSIDE FOUNDATION                   CINDY AXELROD
                              35536              OAKSIDE CORPORATION                    CINDY AXELROD
                              60005ST            PA MEDICAL SOCIETY LIA                 JOHN DONALDSON
                              71198              CAPITAL GROUWTH PORTF                  LOUIS J ROSATO
                              94747              STAFFORD SAVINS BAN                    JOHN DONALDSON
                              99183              ALLIANCE LAUNDRY SYS                   ED POWELL
                              99246              JAY D. ZINGG LIVING TRU                SMALL CAP QUASI W
-----------------
$4,173,252,508.58
=================

                                  BANK ACCOUNTS




1838 Investment Advisors, L.P.

First Union Bank                    Checking Account No. 0105-2312
Contact - Mary Albanese
(215) 973-8174


First Union Bank                    Custody Account No. 06349-00-J
Contact - Steve Fluta
(215) 973-1449



1838 Investment Advisors, Inc.

Merrill Lynch                       CMA Account No. 64M-07N92
Contact - Donna Schuck
(215) 587-4726

1838 INVESTMENT ADVISORS

                                      12/31/93     1/1/94    12/31/94       1/1/95    12/31/95         1/1/96
                                       SHARES      REDIST      SHARES       REDIST      SHARES         REDIST
BROWN, W. Thacher                      210300       -1000      209300        -1000      208300
MCELROY, John J.                       103000       -4000       99000        -8000       91000          -800
BALOG, James                            66000      -12000       54000       -54000           0    Retired on 12/31/94
GEPHART, George W.                      24000        1000       25000        15000       40000
SPRINGROSE, John                        23500        1500       25000        15000       40000          3000
MYERS, Patrica J.                       20500        2000       22500        11000       33500
DOYLE, Joseph T., Jr.                   15000        2000       17000         8000       25000
BEIMER, Michael F.                      16000                   16000                    16000          2000
DITTMANN, Frederic N.                    7000        2000        9000         2000       11000
DONALDSON, John H.                      10500                   10500         2500       13000
TYRE, Steve                             13000        2000       15000         5000       20000        -20000
BARRY, Kevin                            17000        1500       18500                    18500
ZERCOE, Marcia                                                      0                        0          7000
VAN DEN BERG, Hans                                                  0                        0          3000
POWELL, Edward                                                      0         2000        2000          2000
HERZ, Robert                                         1000        1000         1000        2000          1000
AXELROD, Cynthia R.                                                 0                        0          1000
LIEB, Amy B.                                         2000        2000                     2000          1000
EGAN, Kenneth A.                                     2000        2000         1000        3000
TETLEY, Nancy                            2700                   27000                     2700
KEPES, Stephen D.                                                   0                        0           500
CLANCY, J. Barron                                                   0                        0
GUTHRIE, Holly                                                                 500         500           300
BENCROWSKY, Anna Marie                   1500                    1500                     1500
CONSIDINE, Tom                                                      0                        0
MOORE, James E., III                                                0                        0
WHITE, Denise E.                                                    0                        0
MCNAVISH, Rhonda                                                    0                        0
                                       530000           0      530000            0       53000             0

Shares Purchased                                    17000                    62000                     28000
Price per share                                     33.17                    28.17                     31.93

                               6/30/96   12/31/96     1/1/97               3/31/97     12/31/97             1/1/98          3/31/98
                                SALE      SHARES      REDIST                 SALE       SHARES             RESDIST          SHARES
BROWN, W. Thacher                         280300                                        208,300                  0          208,300
MCELROY, John J.                           90200      -10000                             80,200                  0           80,200
BALOG, James                                   0
GEPHART, George W.                         40000       10000                             50,000              5,000           55,000
SPRINGROSE, John                           43000        4000                             47,000              5,000           52,000
MYERS, Patrica J.                          33500        4000                             37,500              3,000           40,500
DOYLE, Joseph T., Jr.                      25000                                         25,000              3,000           28,000
BEIMER, Michael F.                         18000       -2000                             16,000                  0           16,000
DITTMANN, Frederic N.                      11000        2000                             13,000              1,000           14,000
DONALDSON, John H.                         13000                                         13,000                500           13,500
TYRE, Steve                                    0    Resigned on 1/1/96
BARRY, Kevin                               18500                            -18500                   Resigned on 3/31/97
ZERCOE, Marcia                              7000        2000                              9,000             -2,000            7,000
VAN DEN BERG, Hans                          3000        3000                              6,000              3,000            9,000
POWELL, Edward                              4000        1000                              5,000              1,000            6,000
HERZ, Robert                                3000        1000                              4,000              1,000            5,000
AXELROD, Cynthia R.                         1000        1500                              2,500              1,000            3,500
LIEB, Amy B.                                3000                                          3,000                  0            3,000
EGAN, Kenneth A.                            3000                                          3,000                  0            3,000
TETLEY, Nancy                               2700                                          2,700                  0            2,700
KEPES, Stephen D.                            500        1000                              1,500              1,500            3,000
CLANCY, J. Barron                              0        1000                              1,000              2,000            3,000
GUTHRIE, Holly                   800           0    Resigned on 6/30/96
BENCROWSKY, Anna Marie                      1500         300                              1,800                200            2,000
CONSIDINE, Tom                                 0        1000                              1,000                500            1,500
MOORE, James E., III                           0         500                                500                500            1,000
WHITE, Denise E.                               0                                              0                500              500
MCNAVISH, Rhonda                               0                                              0                500              500
                                 800      529200       20300                -18500      531,000             27,200          558,200

Shares Purchased                                       32300                                                29,200
Price per share                                        36.25                                                 43.41


01/07/98

                                    EXHIBIT A

                         1838 INVESTMENT ADVISORS, INC.

                            Current Shareholder List
                            Dated as of June 12, 1998

================================================================================
         Name                             Number of Shares            Percentage
================================================================================
Axelrod, Cynthia R.                             3,500                    .63%
Bencrowsky, Anna M.                             2,000                    .36%
Biemer, Michael F.                             16,000                   2.87%
Brown, W. Thacher                             208,300                  37.32%
Clancy, J. Barron                               3,000                    .54%
Considine, Thomas A.                            1,500                    .27%
Dittmann, Frederic N.                          14,000                   2.51%
Donaldson, John H.                             13,500                   2.42%
Doyle, Jr. Joseph T.                           28,000                   5.02%
Egan, Kenneth A.                                3,000                    .54%
Gephart, Jr. George W.                         55,000                   9.85%
Herz, Robert W.                                 5,000                    .90%
Kepes, Stephen D.                               3,000                    .54%
Lieb, Amy B.                                    3,000                    .54%
McElroy, John J.                               80,200                  14.37%
McNavish, Rhonda                                  500                    .09%
Moore, III, James E.                            1,000                    .18%
Myers, Patricia J.                             40,500                   7.26%
Powell, Edwin P.                                6,000                   1.07%
Springrose, John H.                            52,000                   9.32%
Tetley, Nancy W.                                2,700                    .48%
Van Den Berg, Hans                              9,000                   1.61%
White, Denise E.                                  500                    .09%
Zercoe, Marcia                                  7,000                   1.25%
--------------------------------------------------------------------------------

                               Former Shareholders

================================================================================
        Name                                                Number of Shares
================================================================================
Guthrie, Holly                                                     800
Vitale, Robert J.                                               45,000
Shute, Edward L.                                                16,000
Echevarria, Joan                                                 2,500
Barry, Kevin                                                    18,500
Tyre, Steve                                                     20,000
Balog, James                                                    70,000
--------------------------------------------------------------------------------

                                   EXHIBIT A-1

                         1838 INVESTMENT ADVISORS, INC.

                         Nonsoliciting Shareholder List



W. Thacher Brown
John J. McElroy
George W. Gephart
John Springrose
Patricia J. Myers
Joseph T. Doyle, Jr.
Michael F. Biemer
Frederick N. Dittmann
John H. Donaldson
Hans Van Den Berg
Edward Powell

                                    EXHIBIT B
                                 PLAN OF MERGER

        [TO BE FILED WITH THE DELWARE SECRETARY OF STATE, AFTER CLOSING]


                              CERTIFICATE OF MERGER

     In accordance with Section 251 of the Delaware General Corporation Law, this Certificate of Merger, dated as of [_____________], 1998 is executed by 1838 Investment Advisors, Inc., a Delaware corporation and MBIA Acquisition, Inc. a Delaware corporation.

     1. MBIA Acquisition, Inc., (the "Merging Corporation") and 1838 Investment Advisors, Inc. have, in accordance with Section 251 of the Delaware General Corporation Law, approved, adopted, certified, executed and acknowledged an agreement and plan of merger dated as of June 19, 1998 (the "Agreement"), pursuant to which 1838 Investment Advisors, Inc., (hereinafter the "Surviving Corporation") is the surviving corporation.

     2. The certificate of incorporation of 1838 Investment Advisors, Inc. shall be the certificate of incorporation of the Surviving Corporation.

     3. The Agreement is on file at the Surviving Corporation's principal place of business which is located at Radnor Corporate Center, Suite 320, Radnor, PA 19807.

     4. The Surviving Corporation will furnish, free of charge, to any stockholder of the Surviving Corporation or of the Merging Corporation a copy of the executed agreement and plan of merger.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                          1838 INVESTMENT ADVISORS, INC.


                                          By ________________________________
                                          Its  ______________________________


                                          MBIA ACQUISITION, INC.


                                          By ________________________________
                                          Its  ______________________________

                                    EXHIBIT C
                        FURNITURE, FIXTURES AND EQUIPMENT




Please see Disclosure Schedule.

                                    EXHIBIT D
                               CUSTOMER CONTRACTS




Please see Disclosure Schedule.

                                    EXHIBIT E
                           SELLING STOCKHOLDER LETTER


                                                            _____________, 19___

                                                            ____________________
                                                             Name of Stockholder


MBIA Inc.
113 King Street
Armonk, NY 10504

Ladies and Gentlemen:

     I am a stockholder of 1838 Investment Advisors, Inc. ("1838"). Pursuant to the terms of the Agreement and Plan of Merger dated as of June ____, 1998 (the "Merger Agreement") among 1838, MBIA Inc ("MBIA") and MBIA Acquisition, Inc. ("Acquisition"), Acquisition will be merged with and into 1838 in a transaction (the "Merger") in which I will receive shares of $1.00 par value common stock of MBIA (the "Shares") pursuant to the terms of the Merger Agreement.

     In connection with the Merger, I represent and warrant to, and agree with, MBIA that:

          1. I have carefully read this Selling Stockholder Letter and discussed its requirements and other applicable limitations upon the sale, transfer or other disposition of the Shares, to the extent I felt necessary, with my counsel or counsel for 1838.

          2. I have carefully read the Merger Agreement relating to the Merger and discussed its requirements and its impact upon my ability to sell, transfer or otherwise dispose of the shares, to the extent I felt necessary, with my counsel or counsel for 1838.

          3. I have been informed by MBIA that the distribution by me of the Shares has not been registered under the Act and that the Shares must be held by me indefinitely unless (i) such distribution of the Shares has been registered under the Securities Act of 1933 (the "Act"), (ii) a sale of the Shares is made in conformity with the volume and other limitations of Rule 145 promulgated by the Securities and Exchange Commission (the "Commission") under the Act (and otherwise in accordance with Rule 144 under the Act if I am an affiliate of MBIA and if so required at the time) or (iii) some other exemption from registration is available with respect to any such proposed sale, transfer or other disposition of the Shares. I agree that I will not make any sale, transfer or other disposition of the Shares in violation of the Act or the rules and regulations of the Commission thereunder.

          4. I understand that MBIA is under no obligation to register the sale, transfer or other disposition of the Shares by me or on my behalf or to take any other action necessary in order to make compliance with an
     exemption  from  registration   available,   except  for  MBIA's
     customary procedures in connection with sales of its stock in conformity with Rule 145. By accepting this Selling Stockholder Letter, MBIA agrees to exert its best efforts to timely file with the Commission all of the reports it is required to file under the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

          5. I also understand that, unless a transfer of Shares is a sale made in conformity with the provisions of Rule 145, or is made pursuant to a registration statement under the Act, stop transfer instructions will be given to MBIA's transfer agent(s) with respect to the Shares and that there will be placed on the certificate for the Shares, or any substitutions therefore, a legend stating in substance:

          "The Shares represented by this certificate were issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933, as amended (the "Act"), applies and may be sold or otherwise transferred only in compliance with the limitations of such Rule 145, or pursuant to an effective registration statement or exemption from registration under the Act"

          6. I have not, within the 30 days prior to the date hereof, sold, transferred or otherwise disposed of, or reduced my relative risk to, any shares of 1838 or MBIA capital stock beneficially owned by me and, notwithstanding the other provisions hereof, I will not sell, transfer, or otherwise dispose of, or reduce my risk relative to, any Shares received by me in the Merger or any other shares of MBIA capital stock which I may beneficially own until after such time as financial results covering at least 30 days of post-Merger combined operations of MBIA and 1838 have been published by MBIA, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to be Commission on Form 10-K, 10-Q or 8-K or other public filing or announcement which includes the combined financial results of operations. I understand that, until such time, MBIA may refuse to register such transfer and that stop transfer instructions will be given to MBIA's transfer agent(s) with respect to the Shares or such other shares of MBIA capital stock.

          9. I hereby waive any and all transfer restrictions set out in Article 7 of the Stockholders' Agreement (as defined in the Merger Agreement) including, without limitation, rights of first refusal and consent to the participation in the Merger of the other 1838 stockholders.

     It is understood and agreed that this Selling Stockholder Letter shall terminate and be of no further force and effect and the legend set forth in paragraph 5 above shall be removed by delivery of substitute certificates without such legend if the period of time specified in paragraph 7 above has passed and MBIA shall have received a letter form the staff of the Commission, or an opinion of counsel acceptable to MBIA, to the effect that the stock transfer instructions and the legend are not required for purposes of the Securities Act.


                                             Very truly yours,

Accepted as of the ____ day of
_______________, 19 ______

MBIA Inc.


By _______________________